UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number   811-649

Fidelity Puritan Trust

 (Exact name of registrant as specified in charter)

245 Summer St., Boston, Massachusetts  02210

 (Address of principal executive offices)       (Zip code)

Cynthia Lo Bessette, Secretary

245 Summer St.

Boston, Massachusetts  02210

(Name and address of agent for service)

Registrant's telephone number, including area code:

617-563-7000

Date of fiscal year end:	August 31

Date of reporting period:	August 31, 2019

Item 1.

Reports to Stockholders

Fidelity® Balanced Fund Annual Report August 31, 2019

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of a fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the fund or from your financial intermediary, such as a financial advisor, broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from a fund electronically, by contacting your financial intermediary. For Fidelity customers, visit Fidelity's web site or call Fidelity using the contact information listed below.

You may elect to receive all future reports in paper free of charge. If you wish to continue receiving paper copies of your shareholder reports, you may contact your financial intermediary or, if you are a Fidelity customer, visit Fidelity’s website, or call Fidelity at the applicable toll-free number listed below. Your election to receive reports in paper will apply to all funds held with the fund complex/your financial intermediary.

Account Type	Website	Phone Number
Brokerage, Mutual Fund, or Annuity Contracts:	fidelity.com/mailpreferences	1-800-343-3548
Employer Provided Retirement Accounts:	netbenefits.fidelity.com/preferences (choose 'no' under Required Disclosures to continue to print)	1-800-343-0860
Advisor Sold Accounts Serviced Through Your Financial Intermediary:	Contact Your Financial Intermediary	Your Financial Intermediary's phone number
Advisor Sold Accounts Serviced by Fidelity:	institutional.fidelity.com	1-877-208-0098

Contents

Performance
Management's Discussion of Fund Performance
Investment Summary
Schedule of Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-800-544-8544 if you’re an individual investing directly with Fidelity, call 1-800-835-5092 if you’re a plan sponsor or participant with Fidelity as your recordkeeper or call 1-877-208-0098 on institutional accounts or if you’re an advisor or invest through one to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2019 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. Forms N-PORT are available on the SEC’s web site at http://www.sec.gov. A fund's Forms N-PORT may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE

Neither the Fund nor Fidelity Distributors Corporation is a bank.

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended August 31, 2019	Past 1 year	Past 5 years	Past 10 years
Fidelity® Balanced Fund	2.61%	7.11%	9.95%
Class K	2.74%	7.22%	10.07%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity® Balanced Fund, a class of the fund, on August 31, 2009.

The chart shows how the value of your investment would have changed, and also shows how the S&P 500® Index performed over the same period.

Period Ending Values
$25,817	Fidelity® Balanced Fund
$35,308	S&P 500® Index

Management's Discussion of Fund Performance

Market Recap:  The S&P 500® index gained 2.92% for the 12 months ending August 31, 2019, a choppy period in which stocks seesawed due to trade tension, interest rates, economic data and an inverted yield curve, among other factors. Equities began the new year on a high note after enduring a historically volatile final quarter of 2018. Upbeat company earnings and outlooks, along with signs the Federal Reserve may pause on rates, boosted stocks to an all-time high on April 30. In May, however, the index sunk amid the Fed’s decision to hold interest rates steady and signal it had little appetite to adjust them any time soon, as well as retaliatory tariffs imposed on the U.S. by China. The bull market roared back in June and recorded a series of highs in July, when the Fed cut interest rates for the first time since 2008. Volatility intensified in August, however, as the U.S. Treasury yield curve inverted for the first time since 2007, which some investors viewed as a sign the world's biggest economy could be heading for recession. For the full 12 months, three defensive sectors led the way: utilities (+21%), real estate (+20%) and consumer staples (+16%). In contrast, energy (-20%) was by far the weakest sector, followed by financials (-3%) and materials (-3%). Meanwhile, U.S. taxable investment-grade bonds rose 10.17%, according to the Bloomberg Barclays U.S. Aggregate Bond Index, driven by a change in direction for U.S. policy interest rates, slower economic growth and uncertainty regarding trade policy.

Comments from Co-Portfolio Manager Robert Stansky:  For the fiscal year, the fund’s share classes gained about 3%, considerably trailing the 6.22% advance of the Fidelity Balanced Hybrid Composite Index℠. Picks in the stock subportfolio were the primary reason for the fund’s underperformance of the Composite index. Overweighting stocks and underweighting bonds also weighed on relative performance. The equity sleeve returned -0.34%, considerably short of the 2.92% gain of the S&P 500®. Stock picks in information technology, financials and consumer staples detracted most. A sizable overweighting in the shares of customer loyalty program operator Alliance Data Systems was the fund’s largest relative detractor. We sold most of the fund’s position here. An out-of-benchmark stake in diversified chemicals stock Chemours (-66%) also detracted. Conversely, stock choices in the consumer discretionary sector added value. An out-of-benchmark position in China-based food-delivery stock Meituan Dianping (+55%) was the top relative contributor. The fund’s bond sleeve gained 10.35%, versus 10.17% for the Bloomberg Barclays U.S. Aggregate Bond Index. Both sector allocation and security selection among investment-grade corporate bonds aided relative performance.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Note to shareholders:  On September 24, 2018, Brian Lempel assumed portfolio management responsibilities for the fund's telecom services subportfolio, succeeding Douglas Simmons. On December 1, 2018, Nicola Stafford became Co-Manager of the fund's consumer staples sleeve, joining Robert Lee. The two managed the subportfolio together until March 30, 2019, at which point Nicola assumed sole management responsibilities.
On October 1, 2019, the fund transitioned from a subportfolio to a central fund structure for its high-yield investments.

Investment Summary (Unaudited)

The information in the following tables is based on the combined investments of the Fund and its pro-rata share of the investments of Fidelity's Fixed-Income Central Funds.

Top Five Stocks as of August 31, 2019

% of fund's net assets
Microsoft Corp.	3.3
Apple, Inc.	2.4
Amazon.com, Inc.	1.9
Alphabet, Inc. Class C	1.7
Facebook, Inc. Class A	1.5
10.8

Top Five Bond Issuers as of August 31, 2019

(with maturities greater than one year)	% of fund's net assets
U.S. Treasury Obligations	9.5
Ginnie Mae	3.3
Fannie Mae	2.7
Freddie Mac	1.9
Morgan Stanley	0.5
17.9

Top Five Market Sectors as of August 31, 2019

% of fund's net assets
Financials	14.3
Information Technology	13.3
Health Care	10.2
Communication Services	8.1
Consumer Discretionary	7.7

Asset Allocation (% of fund's net assets)

As of August 31, 2019*,**,***
Stocks and Equity Futures	65.7%
Bonds	33.7%
Other Investments	0.5%
Short-Term Investments and Net Other Assets (Liabilities)	0.1%

 * Foreign investments – 9.7%

 ** Futures and Swaps – 0.4%

 *** Written options - (1.3)%

An unaudited holdings listing for the Fund, which presents direct holdings as well as the pro-rata share of any securities and other investments held indirectly through its investment in underlying non-money market Fidelity Central Funds, is available at fidelity.com and/or institutional.fidelity.com, as applicable.

Percentages in the above tables are adjusted for the effect of TBA Sale Commitments.

Percentages are adjusted for the effect of futures contracts and swaps, if applicable.

Schedule of Investments August 31, 2019

Showing Percentage of Net Assets

Common Stocks - 65.5%
	Shares	Value (000s)
COMMUNICATION SERVICES - 6.7%
Diversified Telecommunication Services - 0.6%
AT&T, Inc.	5,376,364	$189,571
CenturyLink, Inc.	304,500	3,465
		193,036
Entertainment - 1.5%
Activision Blizzard, Inc.	2,050,931	103,777
DouYu International Holdings Ltd. ADR (a)	690,575	6,533
Electronic Arts, Inc. (b)	473,284	44,337
Netflix, Inc. (b)	402,014	118,092
Take-Two Interactive Software, Inc. (b)	132,200	17,446
The Walt Disney Co.	1,480,500	203,213
Viacom, Inc. Class B (non-vtg.)	328,600	8,208
		501,606
Interactive Media & Services - 4.0%
Alphabet, Inc.:
Class A (b)	132,223	157,415
Class C (b)	468,547	556,681
CarGurus, Inc. Class A (b)	251,600	8,207
Facebook, Inc. Class A (b)	2,684,169	498,370
Momo, Inc. ADR	372,400	13,697
Tencent Holdings Ltd.	2,096,100	86,539
Twitter, Inc. (b)	581,600	24,805
		1,345,714
Media - 0.5%
Comcast Corp. Class A	3,405,292	150,718
Discovery Communications, Inc. Class A (b)	224,700	6,202
MDC Partners, Inc. Class A (b)	758,006	1,781
		158,701
Wireless Telecommunication Services - 0.1%
Boingo Wireless, Inc. (b)	447,000	5,753
T-Mobile U.S., Inc. (b)	406,366	31,717
		37,470

TOTAL COMMUNICATION SERVICES		2,236,527

CONSUMER DISCRETIONARY - 7.5%
Auto Components - 0.1%
Aptiv PLC	510,100	42,425
Distributors - 0.1%
LKQ Corp. (b)	1,124,500	29,541
Hotels, Restaurants & Leisure - 1.6%
ARAMARK Holdings Corp.	839,800	34,314
Churchill Downs, Inc.	214,600	26,452
Compass Group PLC	2,861,700	72,579
Dunkin' Brands Group, Inc.	302,200	24,913
Marriott International, Inc. Class A	515,137	64,938
McDonald's Corp.	1,068,400	232,879
Starbucks Corp.	447,774	43,237
Wynn Resorts Ltd.	188,800	20,796
		520,108
Household Durables - 0.2%
Lennar Corp. Class A	1,457,700	74,343
Internet & Direct Marketing Retail - 3.0%
Alibaba Group Holding Ltd. sponsored ADR (b)	448,700	78,536
Amazon.com, Inc. (b)	359,100	637,866
MakeMyTrip Ltd. (a)(b)	163,410	3,754
Meituan Dianping Class B	13,101,500	123,981
Naspers Ltd. Class N	42,600	9,694
Pinduoduo, Inc. ADR (b)	1,126,700	36,922
The Booking Holdings, Inc. (b)	59,100	116,215
Waitr Holdings, Inc. (b)	807,400	1,397
		1,008,365
Leisure Products - 0.0%
Mattel, Inc. (a)(b)	1,538,800	15,080
Multiline Retail - 0.3%
Dollar Tree, Inc. (b)	856,500	86,960
Specialty Retail - 1.8%
Burlington Stores, Inc. (b)	157,300	31,852
Lowe's Companies, Inc.	1,476,400	165,652
O'Reilly Automotive, Inc. (b)	119,208	45,747
The Children's Place Retail Stores, Inc.	173,600	15,147
The Home Depot, Inc.	919,944	209,664
TJX Companies, Inc.	2,465,514	135,529
Ulta Beauty, Inc. (b)	49,400	11,744
		615,335
Textiles, Apparel & Luxury Goods - 0.4%
NIKE, Inc. Class B	887,150	74,964
PVH Corp.	269,900	20,458
Rattler Midstream LP	495,500	9,073
Tapestry, Inc.	1,063,900	21,970
		126,465

TOTAL CONSUMER DISCRETIONARY		2,518,622

CONSUMER STAPLES - 4.8%
Beverages - 1.4%
Constellation Brands, Inc. Class A (sub. vtg.)	349,627	71,446
Diageo PLC	762,300	32,637
Keurig Dr. Pepper, Inc.	909,400	24,808
Monster Beverage Corp. (b)	830,642	48,734
PepsiCo, Inc.	517,900	70,812
The Coca-Cola Co.	4,126,208	227,106
		475,543
Food & Staples Retailing - 0.8%
Costco Wholesale Corp.	135,800	40,028
Kroger Co.	1,532,300	36,285
Performance Food Group Co. (b)	983,900	46,037
Sysco Corp.	55,900	4,155
U.S. Foods Holding Corp. (b)	1,501,800	60,748
Walmart, Inc.	628,800	71,847
		259,100
Food Products - 0.7%
Bunge Ltd.	445,263	23,781
Conagra Brands, Inc.	984,800	27,929
Danone SA	348,500	31,222
Mondelez International, Inc.	2,217,600	122,456
The J.M. Smucker Co.	313,600	32,978
		238,366
Household Products - 1.1%
Colgate-Palmolive Co.	1,425,367	105,691
Energizer Holdings, Inc.	625,500	24,082
Procter & Gamble Co.	2,018,700	242,708
		372,481
Personal Products - 0.2%
Coty, Inc. Class A	2,033,286	19,418
Edgewell Personal Care Co. (b)	335,300	9,335
Unilever NV	778,700	48,317
		77,070
Tobacco - 0.6%
Altria Group, Inc.	1,273,595	55,707
Philip Morris International, Inc.	1,794,799	129,387
		185,094

TOTAL CONSUMER STAPLES		1,607,654

ENERGY - 3.0%
Energy Equipment & Services - 0.2%
Baker Hughes, A GE Co. Class A	1,381,700	29,969
Hess Midstream Partners LP	407,700	7,742
Liberty Oilfield Services, Inc. Class A	467,500	5,035
NCS Multistage Holdings, Inc. (b)	1,567,839	3,387
Oceaneering International, Inc. (b)	343,791	4,456
		50,589
Oil, Gas & Consumable Fuels - 2.8%
Black Stone Minerals LP	832,300	11,852
BP PLC sponsored ADR	1,285,090	47,484
Brigham Minerals, Inc. Class A	644,500	12,884
Cheniere Energy, Inc. (b)	261,800	15,632
Chevron Corp.	1,381,305	162,607
Devon Energy Corp.	1,703,000	37,449
Diamondback Energy, Inc.	433,700	42,537
EOG Resources, Inc.	1,217,700	90,341
Exxon Mobil Corp.	1,465,043	100,326
Magnolia Oil & Gas Corp. Class A (a)(b)	2,476,300	25,283
Noble Energy, Inc.	1,085,400	24,508
Parsley Energy, Inc. Class A	1,517,430	27,177
Phillips 66 Co.	811,417	80,030
Pioneer Natural Resources Co.	485,000	59,859
PrairieSky Royalty Ltd. (a)	858,637	10,880
Reliance Industries Ltd.	3,548,862	62,012
Suncor Energy, Inc.	2,006,400	58,682
The Williams Companies, Inc.	442,600	10,445
Valero Energy Corp.	666,200	50,152
Viper Energy Partners LP	522,400	15,134
		945,274

TOTAL ENERGY		995,863

FINANCIALS - 8.4%
Banks - 3.0%
Banco Inter SA unit (b)	203,200	2,999
Bank of America Corp.	11,233,908	309,045
Citigroup, Inc.	3,340,612	214,968
EFG Eurobank Ergasias SA (b)	10,892,200	9,637
First Horizon National Corp.	2,298,500	36,385
Huntington Bancshares, Inc.	8,836,512	117,084
KeyCorp	3,217,700	53,414
M&T Bank Corp.	297,800	43,541
Sberbank of Russia sponsored ADR	1,216,700	16,675
Signature Bank	300,800	35,088
State Bank of India (b)	2,311,700	8,860
SunTrust Banks, Inc.	640,800	39,416
Wells Fargo & Co.	2,304,300	107,311
		994,423
Capital Markets - 1.3%
Apollo Global Management LLC Class A	890,700	33,606
BlackRock, Inc. Class A	130,400	55,102
Cboe Global Markets, Inc.	718,311	85,594
E*TRADE Financial Corp.	1,458,349	60,871
Monex Group, Inc. (a)	5,118,200	14,550
Morgan Stanley	1,988,000	82,482
State Street Corp.	791,800	40,627
Tradeweb Markets, Inc. Class A	166,500	7,091
Virtu Financial, Inc. Class A (a)	2,085,584	39,209
		419,132
Consumer Finance - 2.1%
360 Finance, Inc. ADR	3,414,630	34,010
Ally Financial, Inc.	1,383,700	43,379
American Express Co.	978,900	117,830
Capital One Financial Corp.	3,370,201	291,927
OneMain Holdings, Inc.	3,071,700	110,120
Shriram Transport Finance Co. Ltd.	673,000	9,100
SLM Corp.	3,090,998	26,088
Synchrony Financial	1,677,000	53,748
		686,202
Diversified Financial Services - 0.4%
Berkshire Hathaway, Inc.:
Class A (b)	91	27,580
Class B (b)	445,100	90,538
Kimbell Royalty Partners LP	993,587	15,222
StepStone Group Holdings LLC(c)(d)(e)	10,313	8,250
StepStone Group LP Class A (c)(d)(e)	10,313	8,250
		149,840
Insurance - 1.6%
American International Group, Inc.	2,184,500	113,681
Hartford Financial Services Group, Inc.	1,441,700	84,022
Marsh & McLennan Companies, Inc.	1,082,077	108,089
MetLife, Inc.	1,280,800	56,739
The Travelers Companies, Inc.	611,886	89,923
Willis Group Holdings PLC	504,043	99,785
		552,239

TOTAL FINANCIALS		2,801,836

HEALTH CARE - 9.4%
Biotechnology - 1.6%
Alexion Pharmaceuticals, Inc. (b)	791,004	79,702
Amgen, Inc.	1,018,988	212,581
Blueprint Medicines Corp. (b)	172,000	13,187
Celgene Corp. (b)	532,000	51,498
Global Blood Therapeutics, Inc. (b)	276,946	12,734
Sarepta Therapeutics, Inc. (b)	77,500	6,987
Vertex Pharmaceuticals, Inc. (b)	841,700	151,523
		528,212
Health Care Equipment & Supplies - 2.8%
Abbott Laboratories	2,741,900	233,939
Becton, Dickinson & Co.	609,300	154,713
Boston Scientific Corp. (b)	5,410,470	231,189
Danaher Corp.	420,400	59,735
Haemonetics Corp. (b)	293,100	39,138
Hologic, Inc. (b)	954,100	47,104
Intuitive Surgical, Inc. (b)	182,600	93,371
Stryker Corp.	289,800	63,947
Wright Medical Group NV (b)	1,125,069	23,458
		946,594
Health Care Providers & Services - 2.1%
Cigna Corp.	195,400	30,086
DaVita HealthCare Partners, Inc. (b)	164,800	9,290
HCA Holdings, Inc.	858,900	103,240
Humana, Inc.	453,000	128,294
Molina Healthcare, Inc. (b)	428,900	55,877
UnitedHealth Group, Inc.	1,564,884	366,183
		692,970
Health Care Technology - 0.0%
Change Healthcare, Inc. (a)	1,172,400	16,449
Life Sciences Tools & Services - 0.6%
Thermo Fisher Scientific, Inc.	653,497	187,593
Pharmaceuticals - 2.3%
AstraZeneca PLC sponsored ADR	3,788,300	170,587
Bristol-Myers Squibb Co.	3,850,741	185,105
Corteva, Inc.	1,171,304	34,343
Eli Lilly & Co.	1,045,800	118,144
Horizon Pharma PLC (b)	1,220,100	33,711
Roche Holding AG (participation certificate)	676,357	184,821
Zoetis, Inc. Class A	351,800	44,475
		771,186

TOTAL HEALTH CARE		3,143,004

INDUSTRIALS - 6.5%
Aerospace & Defense - 0.9%
General Dynamics Corp.	148,100	28,327
Northrop Grumman Corp.	207,674	76,397
Raytheon Co.	61,380	11,375
The Boeing Co.	171,420	62,412
United Technologies Corp.	825,352	107,494
		286,005
Air Freight & Logistics - 0.5%
FedEx Corp.	119,000	18,875
United Parcel Service, Inc. Class B	1,225,091	145,369
		164,244
Airlines - 0.2%
American Airlines Group, Inc.	2,838,746	74,687
Commercial Services & Supplies - 0.0%
Tel Aviv Stock Exchange Ltd.	813,600	2,394
Construction & Engineering - 0.6%
AECOM (b)	5,024,357	178,264
Jacobs Engineering Group, Inc.	134,100	11,916
		190,180
Electrical Equipment - 0.8%
Sensata Technologies, Inc. PLC(b)	1,685,501	76,825
Sunrun, Inc. (b)(f)	6,999,101	107,296
Vivint Solar, Inc. (a)(b)(f)	9,449,153	76,160
		260,281
Industrial Conglomerates - 0.9%
3M Co.	344,540	55,719
General Electric Co.	28,046,016	231,380
Honeywell International, Inc.	183,000	30,125
		317,224
Machinery - 0.5%
Caterpillar, Inc.	16,300	1,940
Minebea Mitsumi, Inc.	1,489,100	23,002
WABCO Holdings, Inc. (b)	1,107,844	147,908
		172,850
Marine - 0.2%
A.P. Moller - Maersk A/S Series B	70,728	75,327
Professional Services - 0.5%
Nielsen Holdings PLC	7,939,203	164,818
Road & Rail - 0.9%
CSX Corp.	1,488,450	99,756
Genesee & Wyoming, Inc. Class A (b)	431,600	47,856
Norfolk Southern Corp.	787,936	137,140
Union Pacific Corp.	197,300	31,955
		316,707
Trading Companies & Distributors - 0.5%
HD Supply Holdings, Inc. (b)	3,844,684	149,597
Univar, Inc. (b)	486,500	9,414
		159,011

TOTAL INDUSTRIALS		2,183,728

INFORMATION TECHNOLOGY - 13.2%
Communications Equipment - 0.3%
Cisco Systems, Inc.	1,442,200	67,509
Telefonaktiebolaget LM Ericsson (B Shares) sponsored ADR (a)	2,357,500	18,483
		85,992
Electronic Equipment & Components - 0.1%
Flextronics International Ltd. (b)	1,880,500	18,109
Jabil, Inc.	292,300	8,421
		26,530
Internet Software & Services - 0.1%
Qudian, Inc. ADR (b)	1,638,600	13,092
Wise Talent Information Technology Co. Ltd. (b)	6,580,600	15,466
		28,558
IT Services - 1.6%
Alliance Data Systems Corp.	7,400	910
Cognizant Technology Solutions Corp. Class A	571,700	35,097
DXC Technology Co.	363,200	12,066
Elastic NV (a)	531,000	46,670
Fidelity National Information Services, Inc.	1,298,600	176,895
FleetCor Technologies, Inc. (b)	35,700	10,653
Global Payments, Inc.	197,000	32,698
GoDaddy, Inc. (b)	72,800	4,611
GreenSky, Inc. Class A (a)(b)	2,451,500	16,670
MasterCard, Inc. Class A	49,700	13,984
PagSeguro Digital Ltd. (b)	554,100	27,683
PayPal Holdings, Inc. (b)	1,143,371	124,685
Verra Mobility Corp. (b)	1,043,300	14,523
Visa, Inc. Class A	80,400	14,538
		531,683
Semiconductors & Semiconductor Equipment - 3.0%
Advanced Micro Devices, Inc. (b)	2,057,200	64,699
ams AG (b)	126,800	5,077
Analog Devices, Inc.	228,447	25,090
Applied Materials, Inc.	1,099,500	52,798
Broadcom, Inc.	289,384	81,791
Lam Research Corp.	580,000	122,096
Marvell Technology Group Ltd.	2,744,600	65,788
Microchip Technology, Inc. (a)	162,800	14,055
Micron Technology, Inc. (b)	1,441,426	65,253
NVIDIA Corp.	658,542	110,312
NXP Semiconductors NV	1,624,300	165,906
ON Semiconductor Corp. (b)	6,690,376	119,089
Qualcomm, Inc.	1,148,977	89,356
Sanken Electric Co. Ltd.	640,400	11,170
Xilinx, Inc.	113,200	11,780
		1,004,260
Software - 5.5%
Adobe, Inc. (b)	492,116	140,012
Autodesk, Inc. (b)	695,591	99,344
Cardlytics, Inc. (b)	378,172	14,208
Citrix Systems, Inc.	366,450	34,073
DocuSign, Inc. (b)	82,939	3,872
Everbridge, Inc. (b)	59,584	5,136
HubSpot, Inc. (b)	54,800	10,942
Kingdee International Software Group Co. Ltd.	2,756,000	2,486
LivePerson, Inc. (b)	1,527,693	60,711
Microsoft Corp.	8,074,212	1,113,108
New Relic, Inc. (b)	77,700	4,455
Oracle Corp.	1,472,900	76,679
Parametric Technology Corp. (b)	404,911	26,510
Pluralsight, Inc. (b)	300,800	4,843
RealPage, Inc. (b)	132,400	8,430
Salesforce.com, Inc. (b)	1,005,120	156,869
ShotSpotter, Inc. (b)	33,401	910
SS&C Technologies Holdings, Inc.	209,600	9,769
SurveyMonkey	1,372,561	22,977
Symantec Corp.	682,200	15,861
Talend SA ADR (b)	297,392	12,101
Varonis Systems, Inc. (b)	401,200	27,410
		1,850,706
Technology Hardware, Storage & Peripherals - 2.6%
Apple, Inc.	3,881,539	810,232
Western Digital Corp.	1,092,200	62,550
		872,782

TOTAL INFORMATION TECHNOLOGY		4,400,511

MATERIALS - 1.5%
Chemicals - 1.1%
Air Products & Chemicals, Inc.	198,500	44,845
Amyris, Inc. (a)(b)	1,704,900	6,445
DowDuPont, Inc.	892,104	60,601
Ecolab, Inc.	149,800	30,905
International Flavors & Fragrances, Inc.	161,400	17,714
LG Chemical Ltd.	84,360	23,035
Linde PLC	485,794	91,771
Olin Corp.	1,598,360	27,140
Sherwin-Williams Co.	44,900	23,651
The Chemours Co. LLC	2,260,831	32,036
Tronox Holdings PLC	424,200	3,152
W.R. Grace & Co.	104,200	7,055
		368,350
Construction Materials - 0.1%
Martin Marietta Materials, Inc.	73,900	18,754
Vulcan Materials Co.	144,800	20,453
		39,207
Containers & Packaging - 0.2%
Aptargroup, Inc.	21,500	2,628
Avery Dennison Corp.	124,300	14,365
Ball Corp.	262,200	21,084
Crown Holdings, Inc. (b)	224,500	14,781
		52,858
Metals & Mining - 0.1%
Newmont Goldcorp Corp.	643,200	25,657

TOTAL MATERIALS		486,072

REAL ESTATE - 2.3%
Equity Real Estate Investment Trusts (REITs) - 2.2%
Alexandria Real Estate Equities, Inc.	392,100	58,752
American Homes 4 Rent Class A	444,800	11,378
American Tower Corp.	861,100	198,217
Ant International Co. Ltd. Class C (b)(d)(e)	4,971,128	35,792
Corporate Office Properties Trust (SBI)	1,390,900	40,183
Crown Castle International Corp.	257,163	37,332
Equinix, Inc.	110,200	61,302
Equity Lifestyle Properties, Inc.	254,700	34,313
Front Yard Residential Corp. Class B	2,398,011	26,594
Omega Healthcare Investors, Inc.	361,800	14,718
Outfront Media, Inc.	139,162	3,824
Potlatch Corp.	576,539	22,185
Prologis, Inc.	1,041,300	87,074
Simon Property Group, Inc.	60,400	8,996
Store Capital Corp.	322,800	12,189
VICI Properties, Inc.	852,000	18,880
Welltower, Inc.	869,800	77,899
		749,628
Real Estate Management & Development - 0.1%
Cushman & Wakefield PLC	1,647,100	27,737

TOTAL REAL ESTATE		777,365

UTILITIES - 2.2%
Electric Utilities - 1.4%
Edison International	918,085	66,350
Entergy Corp.	275,200	31,054
Evergy, Inc.	279,461	18,165
Exelon Corp.	2,152,825	101,743
FirstEnergy Corp.	1,448,500	66,631
NextEra Energy, Inc.	542,100	118,763
PPL Corp.	1,408,591	41,624
Southern Co.	424,931	24,756
		469,086
Independent Power and Renewable Electricity Producers - 0.1%
NRG Energy, Inc.	455,831	16,592
The AES Corp.	718,000	11,007
		27,599
Multi-Utilities - 0.7%
CenterPoint Energy, Inc.	287,200	7,953
Dominion Energy, Inc.	1,351,392	104,909
Public Service Enterprise Group, Inc.	1,007,616	60,931
Sempra Energy	472,057	66,857
		240,650

TOTAL UTILITIES		737,335

TOTAL COMMON STOCKS
(Cost $16,946,302)		21,888,517
	Principal Amount (000s)	Value (000s)

Nonconvertible Bonds - 11.6%
COMMUNICATION SERVICES - 0.9%
Diversified Telecommunication Services - 0.3%
AT&T, Inc.:
2.45% 6/30/20	5,759	5,769
2.95% 7/15/26	23,000	23,446
3.6% 2/17/23	12,300	12,858
4.3% 2/15/30	5,006	5,559
4.45% 4/1/24	854	929
4.5% 3/9/48	28,700	31,327
4.75% 5/15/46	10,000	11,181
BellSouth Capital Funding Corp. 7.875% 2/15/30	61	81
Verizon Communications, Inc.:
5.012% 4/15/49	5,561	7,109
5.5% 3/16/47	16,500	22,148
		120,407
Entertainment - 0.1%
NBCUniversal, Inc.:
4.45% 1/15/43	3,588	4,223
5.95% 4/1/41	2,510	3,493
The Walt Disney Co. 7.75% 12/1/45 (g)	8,209	14,463
		22,179
Media - 0.5%
Charter Communications Operating LLC/Charter Communications Operating Capital Corp.:
4.464% 7/23/22	10,261	10,842
4.908% 7/23/25	6,898	7,624
5.375% 5/1/47	9,270	10,295
5.75% 4/1/48	9,330	10,885
Comcast Corp.:
3.9% 3/1/38	1,918	2,151
4.6% 8/15/45	5,066	6,126
4.65% 7/15/42	4,526	5,523
Fox Corp.:
3.666% 1/25/22 (g)	1,312	1,360
4.03% 1/25/24 (g)	2,307	2,471
4.709% 1/25/29 (g)	3,339	3,868
5.476% 1/25/39 (g)	3,293	4,115
5.576% 1/25/49 (g)	2,185	2,843
Time Warner Cable, Inc.:
4% 9/1/21	10,989	11,269
4.5% 9/15/42	2,648	2,658
5.5% 9/1/41	3,051	3,318
5.875% 11/15/40	7,066	8,044
6.55% 5/1/37	43,346	52,481
7.3% 7/1/38	7,024	9,010
		154,883

TOTAL COMMUNICATION SERVICES		297,469

CONSUMER DISCRETIONARY - 0.1%
Automobiles - 0.1%
General Motors Financial Co., Inc.:
3.15% 1/15/20	19,000	19,035
4% 1/15/25	7,674	7,899
4.2% 3/1/21	10,665	10,917
4.25% 5/15/23	3,220	3,372
		41,223
CONSUMER STAPLES - 1.0%
Beverages - 0.5%
Anheuser-Busch InBev Finance, Inc.:
4.7% 2/1/36	17,853	20,782
4.9% 2/1/46	22,019	26,190
Anheuser-Busch InBev Worldwide, Inc.:
4.75% 4/15/58	10,422	12,201
5.45% 1/23/39	8,520	10,872
5.55% 1/23/49	19,483	25,665
5.8% 1/23/59 (Reg. S)	20,579	28,081
Molson Coors Brewing Co. 3% 7/15/26	30,000	30,368
		154,159
Food & Staples Retailing - 0.0%
Walgreens Boots Alliance, Inc.:
2.7% 11/18/19	3,939	3,940
3.3% 11/18/21	4,671	4,782
		8,722
Food Products - 0.0%
Conagra Brands, Inc. 3.8% 10/22/21	2,030	2,089
Tobacco - 0.5%
Altria Group, Inc.:
2.625% 1/14/20	12,900	12,906
3.875% 9/16/46	8,420	8,270
4% 1/31/24	3,615	3,861
4.25% 8/9/42	10,063	10,373
4.5% 5/2/43	6,746	7,175
4.8% 2/14/29	9,934	11,249
5.375% 1/31/44	12,168	14,395
5.95% 2/14/49	6,600	8,474
BAT Capital Corp. 4.54% 8/15/47	20,000	20,060
Imperial Tobacco Finance PLC:
3.75% 7/21/22 (g)	8,553	8,847
4.25% 7/21/25 (g)	10,443	11,135
Reynolds American, Inc.:
3.25% 6/12/20	1,695	1,708
4% 6/12/22	5,830	6,093
4.45% 6/12/25	4,227	4,577
4.85% 9/15/23	8,000	8,740
5.7% 8/15/35	2,194	2,553
5.85% 8/15/45	16,830	18,986
6.15% 9/15/43	14,000	16,586
7.25% 6/15/37	7,569	9,865
		185,853

TOTAL CONSUMER STAPLES		350,823

ENERGY - 1.8%
Energy Equipment & Services - 0.1%
El Paso Pipeline Partners Operating Co. LLC:
5% 10/1/21	2,791	2,921
6.5% 4/1/20	3,517	3,601
Halliburton Co.:
3.8% 11/15/25	4,660	4,936
4.85% 11/15/35	4,069	4,592
Noble Holding International Ltd.:
7.95% 4/1/25 (h)	3,936	2,499
8.95% 4/1/45 (h)	3,799	2,108
		20,657
Oil, Gas & Consumable Fuels - 1.7%
Amerada Hess Corp.:
7.125% 3/15/33	1,814	2,278
7.3% 8/15/31	2,435	3,034
7.875% 10/1/29	7,831	9,967
Anadarko Finance Co. 7.5% 5/1/31	14,552	19,385
Anadarko Petroleum Corp.:
4.85% 3/15/21	12,068	12,476
5.55% 3/15/26	9,887	11,199
6.45% 9/15/36	8,540	10,698
6.6% 3/15/46	11,115	14,821
Canadian Natural Resources Ltd. 5.85% 2/1/35	4,725	5,710
Cenovus Energy, Inc. 4.25% 4/15/27	14,753	15,406
Columbia Pipeline Group, Inc.:
3.3% 6/1/20	7,911	7,963
4.5% 6/1/25	2,416	2,621
DCP Midstream LLC:
4.75% 9/30/21 (g)	6,909	7,082
5.35% 3/15/20 (g)	6,814	6,896
DCP Midstream Operating LP:
3.875% 3/15/23	2,761	2,796
4.95% 4/1/22	1,267	1,311
5.6% 4/1/44	2,216	2,089
Duke Energy Field Services 6.45% 11/3/36 (g)	6,493	6,801
Empresa Nacional de Petroleo 4.375% 10/30/24 (g)	5,615	6,013
Enable Midstream Partners LP 3.9% 5/15/24 (h)	2,064	2,122
Enbridge Energy Partners LP:
4.2% 9/15/21	8,103	8,369
4.375% 10/15/20	5,808	5,930
Enbridge, Inc.:
4% 10/1/23	5,097	5,396
4.25% 12/1/26	3,252	3,605
Energy Transfer Partners LP:
4.2% 9/15/23	2,113	2,234
4.25% 3/15/23	1,843	1,936
4.5% 4/15/24	2,294	2,459
4.95% 6/15/28	7,210	8,065
5.25% 4/15/29	3,732	4,275
5.8% 6/15/38	4,020	4,682
6% 6/15/48	2,618	3,122
6.25% 4/15/49	2,563	3,171
Kinder Morgan Energy Partners LP:
3.45% 2/15/23	3,000	3,109
6.55% 9/15/40	904	1,149
Kinder Morgan, Inc. 5.55% 6/1/45	4,432	5,319
Marathon Petroleum Corp. 5.125% 3/1/21	4,415	4,594
MPLX LP:
4.5% 7/15/23	3,584	3,824
4.8% 2/15/29	2,108	2,345
4.875% 12/1/24	4,918	5,394
5.5% 2/15/49	6,323	7,248
Nakilat, Inc. 6.067% 12/31/33 (g)	2,490	3,050
Occidental Petroleum Corp.:
2.6% 8/13/21	2,785	2,804
2.7% 8/15/22	2,462	2,486
2.9% 8/15/24	8,135	8,211
3.2% 8/15/26	1,094	1,105
3.5% 8/15/29	3,446	3,511
4.3% 8/15/39	502	525
4.4% 8/15/49	502	524
Petrobras Global Finance BV:
5.75% 2/1/29	4,000	4,333
7.25% 3/17/44	30,172	35,688
Petroleos Mexicanos:
3.5% 1/30/23	5,005	4,862
4.5% 1/23/26	11,915	11,272
4.625% 9/21/23	13,980	14,013
4.875% 1/24/22	1,430	1,453
4.875% 1/18/24	7,021	7,049
5.375% 3/13/22	4,960	5,072
5.5% 1/21/21	13,423	13,704
5.5% 6/27/44	6,301	5,379
5.625% 1/23/46	11,673	10,012
6% 3/5/20	3,052	3,096
6.35% 2/12/48	15,500	14,248
6.375% 1/23/45	26,396	24,330
6.5% 3/13/27	8,390	8,569
6.5% 6/2/41	8,420	7,833
6.75% 9/21/47	21,513	20,437
6.875% 8/4/26	13,000	13,631
Phillips 66 Partners LP 2.646% 2/15/20	652	652
Plains All American Pipeline LP/PAA Finance Corp. 3.6% 11/1/24	2,518	2,587
Regency Energy Partners LP/Regency Energy Finance Corp. 5.875% 3/1/22	3,680	3,951
Southeast Supply Header LLC 4.25% 6/15/24 (g)	5,790	5,965
Southwestern Energy Co. 6.2% 1/23/25 (h)	4,632	4,053
Sunoco Logistics Partner Operations LP 5.4% 10/1/47	2,451	2,734
The Williams Companies, Inc.:
3.7% 1/15/23	5,046	5,235
4.55% 6/24/24	25,316	27,419
Western Gas Partners LP:
4.5% 3/1/28	1,600	1,597
4.65% 7/1/26	2,228	2,269
4.75% 8/15/28	2,109	2,136
5.375% 6/1/21	23,110	23,896
Williams Partners LP:
3.6% 3/15/22	6,925	7,130
3.9% 1/15/25	2,391	2,514
4% 11/15/21	4,273	4,401
4.3% 3/4/24	10,014	10,689
4.5% 11/15/23	3,444	3,708
		575,027

TOTAL ENERGY		595,684

FINANCIALS - 5.4%
Banks - 2.4%
Bank of America Corp.:
3.004% 12/20/23 (h)	61,748	63,369
3.3% 1/11/23	13,500	14,035
3.419% 12/20/28 (h)	10,395	10,970
3.5% 4/19/26	9,902	10,610
3.864% 7/23/24 (h)	8,285	8,797
3.95% 4/21/25	6,998	7,472
4.2% 8/26/24	11,449	12,356
4.25% 10/22/26	6,748	7,367
4.45% 3/3/26	2,886	3,178
Barclays PLC:
2.75% 11/8/19	5,728	5,731
3.25% 1/12/21	8,790	8,862
4.375% 1/12/26	11,847	12,503
5.088% 6/20/30 (h)	13,323	13,839
5.2% 5/12/26	10,495	11,142
BB&T Corp. 3.95% 3/22/22	1,805	1,884
Citigroup, Inc.:
2.7% 10/27/22	53,057	53,960
3.352% 4/24/25 (h)	8,985	9,387
3.875% 3/26/25	17,000	17,985
4.05% 7/30/22	17,500	18,353
4.3% 11/20/26	17,098	18,660
4.45% 9/29/27	14,000	15,407
Citizens Bank NA 2.55% 5/13/21	3,064	3,085
Citizens Financial Group, Inc. 4.15% 9/28/22 (g)	7,659	7,995
Credit Suisse Group Funding Guernsey Ltd.:
2.75% 3/26/20	8,440	8,463
3.75% 3/26/25	8,440	8,921
3.8% 9/15/22	13,270	13,849
3.8% 6/9/23	16,850	17,690
4.55% 4/17/26	4,788	5,305
Credit Suisse New York Branch 5.4% 1/14/20	1,450	1,466
Discover Bank 7% 4/15/20	4,144	4,260
Fifth Third Bancorp:
2.875% 7/27/20	43,000	43,281
3.5% 3/15/22	638	659
HSBC Holdings PLC 4.25% 3/14/24	3,415	3,604
Huntington Bancshares, Inc. 7% 12/15/20	3,353	3,553
Huntington National Bank 2.4% 4/1/20	40,000	40,060
Intesa Sanpaolo SpA:
5.017% 6/26/24 (g)	7,748	7,942
5.71% 1/15/26 (g)	18,498	19,517
JPMorgan Chase & Co.:
2.95% 10/1/26	34,906	36,210
3.797% 7/23/24 (h)	10,331	10,974
3.875% 9/10/24	24,177	25,848
4.125% 12/15/26	61,229	67,448
KeyCorp. 5.1% 3/24/21	628	656
Rabobank Nederland 4.375% 8/4/25	13,516	14,611
Regions Bank 6.45% 6/26/37	12,100	16,200
Regions Financial Corp. 3.2% 2/8/21	5,563	5,638
Royal Bank of Scotland Group PLC:
5.125% 5/28/24	23,104	24,451
6% 12/19/23	16,075	17,507
6.1% 6/10/23	12,713	13,788
6.125% 12/15/22	39,429	42,654
UniCredit SpA 6.572% 1/14/22 (g)	10,119	10,881
Westpac Banking Corp. 4.11% 7/24/34 (h)	6,710	7,064
		809,447
Capital Markets - 1.4%
Affiliated Managers Group, Inc.:
3.5% 8/1/25	9,670	10,081
4.25% 2/15/24	3,357	3,609
Ares Capital Corp. 4.2% 6/10/24	16,137	16,751
Credit Suisse Group AG 3.869% 1/12/29 (g)(h)	6,889	7,338
Deutsche Bank AG 4.5% 4/1/25	27,715	26,184
Deutsche Bank AG New York Branch:
3.3% 11/16/22	18,270	18,159
5% 2/14/22	16,487	17,089
Goldman Sachs Group, Inc.:
2.876% 10/31/22 (h)	125,990	127,726
3.2% 2/23/23	14,500	14,981
4.25% 10/21/25	4,219	4,551
6.75% 10/1/37	4,014	5,500
IntercontinentalExchange, Inc. 2.75% 12/1/20	3,082	3,108
Moody's Corp.:
3.25% 1/15/28	4,208	4,437
4.875% 2/15/24	3,952	4,379
Morgan Stanley:
2.65% 1/27/20	2,659	2,663
3.125% 1/23/23	68,526	70,656
3.125% 7/27/26	1,531	1,590
3.7% 10/23/24	5,388	5,755
3.737% 4/24/24 (h)	53,000	55,760
4.431% 1/23/30 (h)	8,038	9,173
4.875% 11/1/22	8,674	9,331
5% 11/24/25	13,300	15,006
5.625% 9/23/19	547	548
Peachtree Corners Funding Trust 3.976% 2/15/25 (g)	10,000	10,567
UBS Group Funding Ltd. 4.125% 9/24/25 (g)	9,717	10,575
		455,517
Consumer Finance - 0.5%
AerCap Ireland Capital Ltd./AerCap Global Aviation Trust:
2.875% 8/14/24	10,805	10,840
3.5% 5/26/22	3,172	3,259
4.125% 7/3/23	7,468	7,922
4.45% 12/16/21	5,342	5,551
4.45% 4/3/26	5,640	6,056
4.875% 1/16/24	9,072	9,840
Capital One Financial Corp. 3.8% 1/31/28	7,659	8,165
Discover Financial Services:
3.85% 11/21/22	2,701	2,833
3.95% 11/6/24	20,000	21,321
4.5% 1/30/26	8,513	9,402
5.2% 4/27/22	2,488	2,675
Ford Motor Credit Co. LLC:
5.085% 1/7/21	5,501	5,667
5.584% 3/18/24	11,294	12,146
5.596% 1/7/22	11,381	12,035
5.875% 8/2/21	12,574	13,235
Synchrony Financial:
2.85% 7/25/22	2,757	2,794
3.75% 8/15/21	8,466	8,657
3.95% 12/1/27	13,987	14,500
4.25% 8/15/24	3,469	3,694
4.375% 3/19/24	4,123	4,404
5.15% 3/19/29	11,858	13,354
		178,350
Diversified Financial Services - 0.5%
Avolon Holdings Funding Ltd.:
3.625% 5/1/22 (g)	2,839	2,880
3.95% 7/1/24 (g)	3,770	3,880
4.375% 5/1/26 (g)	4,607	4,783
5.25% 5/15/24 (g)	6,911	7,413
AXA Equitable Holdings, Inc. 3.9% 4/20/23	1,851	1,944
Brixmor Operating Partnership LP:
3.25% 9/15/23	11,325	11,659
3.875% 8/15/22	10,251	10,697
4.125% 6/15/26	8,663	9,234
4.125% 5/15/29	9,050	9,791
Cigna Corp.:
3.75% 7/15/23	8,913	9,370
4.125% 11/15/25	6,513	7,086
4.375% 10/15/28	11,124	12,439
4.8% 8/15/38	6,926	8,007
4.9% 12/15/48	6,920	8,189
Park Aerospace Holdings Ltd. 5.5% 2/15/24 (g)	11,100	12,004
Pine Street Trust I:
4.572% 2/15/29 (g)	10,277	11,094
5.568% 2/15/49 (g)	10,300	11,784
Voya Financial, Inc. 3.125% 7/15/24	4,991	5,157
		147,411
Insurance - 0.6%
American International Group, Inc.:
3.3% 3/1/21	4,640	4,717
3.75% 7/10/25	14,847	15,814
4.875% 6/1/22	11,881	12,725
Aon Corp. 5% 9/30/20	129	133
Liberty Mutual Group, Inc.:
4.25% 6/15/23 (g)	1,433	1,527
4.569% 2/1/29 (g)	13,590	15,467
Marsh & McLennan Companies, Inc.:
4.375% 3/15/29	7,233	8,309
4.75% 3/15/39	3,319	4,155
4.8% 7/15/21	4,819	5,021
4.9% 3/15/49	6,605	8,575
Massachusetts Mutual Life Insurance Co. 4.5% 4/15/65 (g)	9,547	11,661
Metropolitan Life Global Funding I U.S. SOFR SEC OVRN FIN RATE INDX + 0.500% 2.62% 5/28/21 (g)(h)(i)	49,900	49,938
Northwestern Mutual Life Insurance Co. 6.063% 3/30/40 (g)	4,915	7,034
Pacific LifeCorp 5.125% 1/30/43 (g)	7,709	9,293
Swiss Re Finance Luxembourg SA 5% 4/2/49 (g)(h)	4,200	4,631
Teachers Insurance & Annuity Association of America 4.9% 9/15/44 (g)	8,243	10,374
TIAA Asset Management Finance LLC 4.125% 11/1/24 (g)	2,810	3,057
Unum Group:
3.875% 11/5/25	9,271	9,787
4% 6/15/29	7,995	8,400
5.625% 9/15/20	3,860	3,990
5.75% 8/15/42	12,079	14,998
		209,606

TOTAL FINANCIALS		1,800,331

HEALTH CARE - 0.6%
Health Care Providers & Services - 0.4%
CVS Health Corp.:
2.625% 8/15/24	1,375	1,383
3% 8/15/26	1,116	1,130
3.25% 8/15/29	2,565	2,600
3.7% 3/9/23	4,500	4,706
3.875% 7/20/25	7,967	8,441
4.1% 3/25/25	20,820	22,274
4.3% 3/25/28	24,177	26,390
4.78% 3/25/38	10,763	12,069
5.05% 3/25/48	15,824	18,438
Elanco Animal Health, Inc.:
3.912% 8/27/21	1,834	1,869
4.272% 8/28/23	5,788	6,062
4.9% 8/28/28	2,438	2,659
HCA Holdings, Inc. 4.75% 5/1/23	375	403
Medco Health Solutions, Inc. 4.125% 9/15/20	5,031	5,117
Toledo Hospital:
5.325% 11/15/28	3,910	4,418
6.015% 11/15/48	13,488	17,013
		134,972
Pharmaceuticals - 0.2%
Actavis Funding SCS 3.45% 3/15/22	16,210	16,647
Bayer U.S. Finance II LLC 4.25% 12/15/25 (g)	7,941	8,559
Mylan NV:
3.15% 6/15/21	9,840	9,956
3.95% 6/15/26	4,843	5,039
4.55% 4/15/28	6,200	6,675
Perrigo Finance PLC 3.5% 12/15/21	739	742
Teva Pharmaceutical Finance Netherlands III BV:
2.2% 7/21/21	6,966	6,522
2.8% 7/21/23	2,817	2,373
		56,513

TOTAL HEALTH CARE		191,485

INDUSTRIALS - 0.1%
Machinery - 0.0%
Ingersoll-Rand Luxembourg Finance SA 2.625% 5/1/20	1,829	1,834
Professional Services - 0.0%
Thomson Reuters Corp. 3.85% 9/29/24	1,596	1,681
Trading Companies & Distributors - 0.1%
Air Lease Corp.:
3% 9/15/23	1,367	1,391
3.375% 6/1/21	4,953	5,035
3.75% 2/1/22	7,839	8,076
3.875% 4/1/21	4,953	5,068
4.25% 2/1/24	10,444	11,149
4.25% 9/15/24	5,492	5,904
4.75% 3/1/20	5,518	5,580
		42,203

TOTAL INDUSTRIALS		45,718

INFORMATION TECHNOLOGY - 0.0%
Electronic Equipment & Components - 0.0%
Diamond 1 Finance Corp./Diamond 2 Finance Corp.:
5.45% 6/15/23 (g)	8,400	9,130
6.02% 6/15/26 (g)	2,888	3,259
		12,389
MATERIALS - 0.1%
Chemicals - 0.0%
Nutrien Ltd.:
4.2% 4/1/29	1,106	1,236
5% 4/1/49	1,925	2,298
		3,534
Metals & Mining - 0.1%
BHP Billiton Financial (U.S.A.) Ltd.:
6.25% 10/19/75 (g)(h)	3,645	3,789
6.75% 10/19/75 (g)(h)	9,054	10,604
Corporacion Nacional del Cobre de Chile (Codelco):
3.625% 8/1/27 (g)	2,954	3,164
4.5% 8/1/47 (g)	3,000	3,524
		21,081

TOTAL MATERIALS		24,615

REAL ESTATE - 1.0%
Equity Real Estate Investment Trusts (REITs) - 0.7%
American Campus Communities Operating Partnership LP 3.75% 4/15/23	1,759	1,844
American Tower Corp. 2.8% 6/1/20	8,000	8,027
AvalonBay Communities, Inc. 3.625% 10/1/20	2,800	2,836
Boston Properties, Inc. 4.5% 12/1/28	7,294	8,428
Camden Property Trust 2.95% 12/15/22	2,417	2,478
Corporate Office Properties LP:
3.7% 6/15/21	4,267	4,325
5% 7/1/25	5,570	6,062
DDR Corp.:
3.625% 2/1/25	3,968	4,094
4.25% 2/1/26	5,505	5,870
4.625% 7/15/22	1,402	1,470
Duke Realty LP:
3.625% 4/15/23	3,152	3,300
3.75% 12/1/24	2,549	2,727
3.875% 10/15/22	5,452	5,715
Equity One, Inc. 3.75% 11/15/22	8,200	8,546
HCP, Inc.:
3.25% 7/15/26	1,040	1,075
3.4% 2/1/25	7,000	7,308
3.5% 7/15/29	1,189	1,256
3.875% 8/15/24	13,000	13,992
Hudson Pacific Properties LP 4.65% 4/1/29	14,039	15,780
Lexington Corporate Properties Trust 4.4% 6/15/24	2,249	2,353
Omega Healthcare Investors, Inc.:
4.375% 8/1/23	11,855	12,494
4.5% 1/15/25	4,460	4,715
4.5% 4/1/27	34,977	37,453
4.75% 1/15/28	11,399	12,413
4.95% 4/1/24	2,101	2,262
5.25% 1/15/26	10,420	11,531
Retail Opportunity Investments Partnership LP:
4% 12/15/24	1,583	1,620
5% 12/15/23	1,140	1,208
Store Capital Corp. 4.625% 3/15/29	3,261	3,623
Ventas Realty LP:
3% 1/15/30	7,840	7,892
3.125% 6/15/23	2,534	2,615
3.5% 2/1/25	2,833	2,981
3.75% 5/1/24	7,900	8,382
4% 3/1/28	4,046	4,396
4.125% 1/15/26	2,782	3,015
4.375% 2/1/45	1,322	1,487
Weingarten Realty Investors 3.375% 10/15/22	1,228	1,258
WP Carey, Inc.:
3.85% 7/15/29	2,313	2,456
4% 2/1/25	9,404	9,922
		239,209
Real Estate Management & Development - 0.3%
Brandywine Operating Partnership LP:
3.95% 2/15/23	9,479	9,916
3.95% 11/15/27	7,910	8,340
4.1% 10/1/24	6,548	6,938
4.55% 10/1/29	7,034	7,692
Digital Realty Trust LP:
3.95% 7/1/22	5,951	6,233
4.75% 10/1/25	6,539	7,255
Liberty Property LP:
3.375% 6/15/23	3,313	3,439
4.125% 6/15/22	3,219	3,372
4.75% 10/1/20	8,747	8,934
Mack-Cali Realty LP:
3.15% 5/15/23	7,438	7,072
4.5% 4/18/22	2,016	2,025
Post Apartment Homes LP 3.375% 12/1/22	1,364	1,409
Tanger Properties LP:
3.125% 9/1/26	5,880	5,826
3.75% 12/1/24	5,711	5,875
3.875% 12/1/23	2,716	2,814
		87,140

TOTAL REAL ESTATE		326,349

UTILITIES - 0.6%
Electric Utilities - 0.4%
Cleco Corporate Holdings LLC 3.743% 5/1/26	12,553	13,096
Duquesne Light Holdings, Inc.:
5.9% 12/1/21 (g)	5,539	5,911
6.4% 9/15/20 (g)	14,254	14,789
FirstEnergy Corp.:
4.25% 3/15/23	27,079	28,776
7.375% 11/15/31	35,412	50,778
IPALCO Enterprises, Inc.:
3.45% 7/15/20	13,932	14,016
3.7% 9/1/24	3,782	3,957
LG&E and KU Energy LLC 3.75% 11/15/20	1,034	1,050
NV Energy, Inc. 6.25% 11/15/20	1,957	2,046
TECO Finance, Inc. 5.15% 3/15/20	164	166
		134,585
Gas Utilities - 0.0%
Southern Natural Gas Co./Southern Natural Issuing Corp. 4.4% 6/15/21	2,473	2,544
Independent Power and Renewable Electricity Producers - 0.0%
Emera U.S. Finance LP:
2.7% 6/15/21	2,321	2,338
3.55% 6/15/26	3,712	3,918
		6,256
Multi-Utilities - 0.2%
Dominion Energy, Inc.:
3 month U.S. LIBOR + 2.300% 4.6299% 9/30/66 (h)(i)	20,448	19,119
3 month U.S. LIBOR + 2.825% 5.1549% 6/30/66 (h)(i)	5,485	5,183
NiSource, Inc. 2.95% 9/1/29	15,417	15,762
Puget Energy, Inc. 6% 9/1/21	813	868
Wisconsin Energy Corp. 3 month U.S. LIBOR + 2.113% 4.2706% 5/15/67 (h)(i)	4,882	4,129
		45,061

TOTAL UTILITIES		188,446

TOTAL NONCONVERTIBLE BONDS
(Cost $3,609,829)		3,874,532

U.S. Government and Government Agency Obligations - 9.5%
U.S. Treasury Inflation-Protected Obligations - 1.2%
U.S. Treasury Inflation-Indexed Bonds:
0.75% 2/15/45	$61,426	$67,088
1% 2/15/46	223	258
1% 2/15/49	14,424	17,028
U.S. Treasury Inflation-Indexed Notes:
0.125% 7/15/26	17,632	17,841
0.375% 1/15/27	31,726	32,576
0.625% 1/15/26	98,511	102,291
0.75% 7/15/28	99,266	106,189
0.875% 1/15/29	40,465	43,812

TOTAL U.S. TREASURY INFLATION-PROTECTED OBLIGATIONS		387,083

U.S. Treasury Obligations - 8.3%
U.S. Treasury Bills, yield at date of purchase 2.11% to 2.29% 9/5/19 to 9/19/19 (j)	10,920	10,913
U.S. Treasury Bonds:
2.75% 11/15/47	34,846	40,758
3% 2/15/49	310,172	382,117
U.S. Treasury Notes:
1.375% 8/31/26	240,168	238,901
1.625% 8/15/29	132,000	133,500
1.75% 6/30/24	64,400	65,436
1.875% 3/31/22	60,292	60,914
1.875% 7/31/22	98,619	99,825
2% 12/31/21	275,692	278,858
2.125% 12/31/22	201,389	205,960
2.125% 3/31/24	80,855	83,385
2.125% 7/31/24	236,093	244,052
2.125% 11/30/24	137,131	141,984
2.125% 5/31/26	213,245	222,408
2.25% 4/30/24	62,640	64,996
2.25% 12/31/24	157,034	163,696
2.25% 3/31/26	35,600	37,377
2.375% 4/30/26	56,437	59,726
2.5% 1/31/24	80,000	83,681
2.625% 6/30/23	105,807	110,531
3.125% 11/15/28	37,220	42,392

TOTAL U.S. TREASURY OBLIGATIONS		2,771,410

TOTAL U.S. GOVERNMENT AND GOVERNMENT AGENCY OBLIGATIONS
(Cost $2,990,869)		3,158,493

Asset-Backed Securities - 0.7%
AASET Trust:
Series 2018-1A Class A, 3.844% 1/16/38 (g)	$6,455	$6,525
Series 2019-1 Class A, 3.844% 5/15/39 (g)	7,605	7,656
Aimco Series 2019-10A Class A, 3 month U.S. LIBOR + 1.320% 3.6184% 7/22/32 (g)(h)(i)	11,384	11,384
Ares Xli Clo Ltd. / Ares Xli Cl Series 2016-41A Class AR, 3 month U.S. LIBOR + 1.200% 3.5034% 1/15/29 (g)(h)(i)	12,409	12,405
Blackbird Capital Aircraft Series 2016-1A:
Class A, 4.213% 12/16/41 (g)	15,365	15,944
Class AA, 2.487% 12/16/41 (g)	3,136	3,133
Castlelake Aircraft Securitization Trust Series 2019-1A:
Class A, 3.967% 4/15/39 (g)	11,385	11,620
Class B, 5.095% 4/15/39 (g)	3,905	3,989
Castlelake Aircraft Structured Trust Series 2018-1 Class A, 4.125% 6/15/43 (g)	11,432	11,718
Cedar Funding Ltd.:
Series 2019-10A Class A, 3 month U.S. LIBOR + 1.340% 0% 10/20/32 (g)(h)(i)(k)	8,039	8,039
Series 2019-11A Class A1A, 3 month U.S. LIBOR + 1.350% 3.8749% 5/29/32 (g)(h)(i)	5,760	5,757
Countrywide Home Loans, Inc. Series 2004-7 Class AF5, 4.706% 1/25/35 (h)	68	68
DB Master Finance LLC Series 2017-1A:
Class A2I, 3.629% 11/20/47 (g)	6,080	6,207
Class A2II, 4.03% 11/20/47 (g)	10,257	10,700
Dryden Senior Loan Fund:
Series 2014-36A Class AR2, 3 month U.S. LIBOR + 1.280% 3.5834% 4/15/29 (g)(h)(i)	13,566	13,601
Series 2019-72A Class A, 3 month U.S. LIBOR + 1.330% 3.7622% 5/15/32 (g)(h)(i)	9,422	9,406
First Franklin Mortgage Loan Trust Series 2004-FF2 Class M3, 1 month U.S. LIBOR + 0.825% 2.9703% 3/25/34 (h)(i)	2	2
Horizon Aircraft Finance I Ltd. Series 2018-1 Class A, 4.458% 12/15/38 (g)	5,362	5,605
Horizon Aircraft Finance Ltd. Series 2019-1 Class A, 3.721% 7/15/39 (g)	5,250	5,307
Madison Park Funding Ltd.:
Series 2012-10A Class AR2, 3 month U.S. LIBOR + 1.220% 3.4976% 1/20/29 (g)(h)(i)	4,621	4,619
Series 2019-37A Class A1, 3 month U.S. LIBOR + 1.300% 3.603% 7/15/32 (g)(h)(i)	11,363	11,356
Magnetite CLO Ltd. Series 2019-21A Class A, 3 month U.S. LIBOR + 1.280% 3.9086% 4/20/30 (g)(h)(i)	10,257	10,255
New Century Home Equity Loan Trust Series 2005-4 Class M2, 1 month U.S. LIBOR + 0.510% 2.6553% 9/25/35 (h)(i)	804	804
Niagara Park CLO, Ltd. Series 2019-1A Class A, 3 month U.S. LIBOR + 1.300% 3.6939% 7/17/32 (g)(h)(i)	11,362	11,356
Park Place Securities, Inc. Series 2005-WCH1 Class M4, 1 month U.S. LIBOR + 1.245% 3.3903% 1/25/36 (h)(i)	1,620	1,627
Project Silver Series 2019-1 Class A, 3.967% 7/15/44 (g)	9,508	9,710
Terwin Mortgage Trust Series 2003-4HE Class A1, 1 month U.S. LIBOR + 0.860% 3.0053% 9/25/34 (h)(i)	27	27
Thunderbolt Aircraft Lease Ltd. Series 2018-A Class A, 4.147% 9/15/38 (g)	11,996	12,359
Trapeza CDO XII Ltd./Trapeza CDO XII, Inc. Series 2007-12A Class B, 3 month U.S. LIBOR + 0.560% 2.8626% 4/6/42 (e)(g)(h)(i)	2,116	1,579
Verde CLO Ltd. Series 2019-1A Class A, 3 month U.S. LIBOR + 1.350% 3.9137% 4/15/32 (g)(h)(i)	11,407	11,401
Voya CLO Ltd. Series 2019-2A Class A, 3 month U.S. LIBOR + 1.270% 3.5229% 7/20/32 (g)(h)(i)	11,889	11,883
TOTAL ASSET-BACKED SECURITIES
(Cost $230,213)		236,042

Collateralized Mortgage Obligations - 0.0%
Private Sponsor - 0.0%
Bear Stearns ALT-A Trust floater Series 2005-1 Class A1, 1 month U.S. LIBOR + 0.560% 2.7053% 1/25/35 (h)(i)	79	78
Merrill Lynch Alternative Note Asset Trust floater Series 2007-OAR1 Class A1, 1 month U.S. LIBOR + 0.170% 2.436% 2/25/37 (h)(i)	87	88
Opteum Mortgage Acceptance Corp. floater Series 2005-3 Class APT, 1 month U.S. LIBOR + 0.290% 2.4353% 7/25/35 (h)(i)	88	88
Sequoia Mortgage Trust floater Series 2004-6 Class A3B, 6 month U.S. LIBOR + 0.880% 3.178% 7/20/34 (h)(i)	12	11
Thornburg Mortgage Securities Trust floater Series 2003-4 Class A1, 1 month U.S. LIBOR + 0.640% 2.7853% 9/25/43 (h)(i)	863	869

TOTAL PRIVATE SPONSOR		1,134

U.S. Government Agency - 0.0%
Ginnie Mae guaranteed REMIC pass-thru certificates:
sequential payer Series 2013-H06 Class HA, 1.65% 1/20/63 (l)	3,134	3,119
Series 2015-H21 Class JA, 2.5% 6/20/65 (l)	2,673	2,671

TOTAL U.S. GOVERNMENT AGENCY		5,790

TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS
(Cost $6,867)		6,924

Commercial Mortgage Securities - 0.5%
Asset Securitization Corp. Series 1997-D5 Class PS1, 1.8322% 2/14/43 (h)(m)	6	0
Bayview Commercial Asset Trust:
Series 2004-1, Class IO, 1.25% 4/25/34 (g)(m)	493	19
Series 2006-3A, Class IO, 0% 10/25/36 (e)(g)(h)(m)	8,814	0
Benchmark Mortgage Trust Series 2018-B8 Class A5, 4.2317% 1/15/52	10,492	12,158
BX Trust:
floater:
Series 2018-EXCL Class D, 1 month U.S. LIBOR + 2.625% 4.8201% 9/15/37 (g)(h)(i)	3,529	3,529
Series 2018-IND Class F, 1 month U.S. LIBOR + 1.800% 3.9951% 11/15/35 (g)(h)(i)	4,409	4,421
Series 2019-IMC:
Class B, 1 month U.S. LIBOR + 1.300% 3.4951% 4/15/34 (g)(h)(i)	5,946	5,946
Class C, 1 month U.S. LIBOR + 1.600% 3.7951% 4/15/34 (g)(h)(i)	3,931	3,931
Class D, 1 month U.S. LIBOR + 1.900% 4.0951% 4/15/34 (g)(h)(i)	4,126	4,139
floater, sequential payer Series 2019-IMC Class A, 1 month U.S. LIBOR + 1.000% 3.1951% 4/15/34 (g)(h)(i)	9,800	9,800
CHC Commercial Mortgage Trust floater Series 2019-CHC:
Class A, 1 month U.S. LIBOR + 1.120% 3.3151% 6/15/34 (g)(h)(i)	14,433	14,433
Class B, 1 month U.S. LIBOR + 1.500% 3.6951% 6/15/34 (g)(h)(i)	2,841	2,841
Class C, 1 month U.S. LIBOR + 1.750% 3.9451% 6/15/34 (g)(h)(i)	3,210	3,210
Citigroup Commercial Mortgage Trust Series 2018-C6 Class A4, 4.412% 11/10/51	1,985	2,325
Credit Suisse Mortgage Trust Series 2018-SITE:
Class A, 4.284% 4/15/36 (g)	6,999	7,506
Class B, 4.5349% 4/15/36 (g)	2,105	2,253
Class C, 4.9414% 4/15/36 (g)(h)	1,444	1,539
Class D, 4.9414% 4/15/36 (g)(h)	2,888	3,029
CSAIL Commercial Mtg Trust Series 2018-C14 Class A4 4.4216% 11/15/51	5,179	6,045
JPMorgan Chase Commercial Mortgage Securities Trust Series 2018-WPT:
Class CFX, 4.9498% 7/5/33 (g)	1,323	1,429
Class DFX, 5.3503% 7/5/33 (g)	2,035	2,201
Class EFX, 5.5422% 7/5/33 (g)	2,784	2,982
Morgan Stanley Capital I Trust Series 2018-H4 Class A4, 4.31% 12/15/51	17,589	20,486
MSCG Trust Series 2016-SNR:
Class A, 3.4596% 11/15/34 (g)(h)	7,121	7,171
Class B, 4.181% 11/15/34 (g)	3,007	3,056
Class C, 5.205% 11/15/34 (g)	2,110	2,162
RETL floater Series 2019-RVP Class C, 1 month U.S. LIBOR + 2.100% 4.2951% 3/15/36 (g)(h)(i)	8,998	9,035
Wells Fargo Commercial Mortgage Trust Series 2018-C48 Class A5, 4.302% 1/15/52	12,493	14,475
TOTAL COMMERCIAL MORTGAGE SECURITIES
(Cost $143,404)		150,121

Municipal Securities - 0.4%
California Gen. Oblig. Series 2009:
7.35% 11/1/39	$1,255	$2,006
7.5% 4/1/34	8,780	13,832
7.55% 4/1/39	17,675	29,636
Chicago Gen. Oblig.:
(Taxable Proj.):
Series 2008 B, 5.63% 1/1/22	920	941
Series 2010 C1, 7.781% 1/1/35	1,665	2,122
Series 2012 B, 5.432% 1/1/42	6,845	7,113
6.05% 1/1/29	365	392
Illinois Gen. Oblig.:
Series 2003:
4.95% 6/1/23	7,833	8,245
5.1% 6/1/33	16,965	18,462
Series 2010-1, 6.63% 2/1/35	17,960	21,393
Series 2010-3:
6.725% 4/1/35	10,580	12,560
7.35% 7/1/35	5,140	6,257
Series 2010-5, 6.2% 7/1/21	1,648	1,728
Series 2013, 4% 12/1/20	7,040	7,151
TOTAL MUNICIPAL SECURITIES
(Cost $113,203)		131,838

Foreign Government and Government Agency Obligations - 0.0%
Brazilian Federative Republic 4.625% 1/13/28 (Cost $3,828)	$3,841	$4,133

Bank Notes - 0.2%
Capital One NA 2.95% 7/23/21	8,837	8,948
Discover Bank:
(Delaware) 3.2% 8/9/21	$10,936	$11,140
3.1% 6/4/20	11,505	11,566
3.35% 2/6/23	5,490	5,681
4.682% 8/9/28 (h)	14,042	14,731
8.7% 11/18/19	745	754
Synchrony Bank 3.65% 5/24/21	8,499	8,672
TOTAL BANK NOTES
(Cost $60,062)		61,492
	Shares	Value (000s)

Fixed-Income Funds - 10.0%
Fidelity High Income Central Fund (n)	6,813,280	$758,795
Fidelity Mortgage Backed Securities Central Fund (n)	23,570,448	2,590,157
TOTAL FIXED-INCOME FUNDS
(Cost $3,211,572)		3,348,952

Money Market Funds - 2.3%
Fidelity Cash Central Fund 2.13% (o)	659,595,202	659,727
Fidelity Securities Lending Cash Central Fund 2.13% (o)(p)	120,196,076	120,208
TOTAL MONEY MARKET FUNDS
(Cost $779,884)		779,935
TOTAL INVESTMENT IN SECURITIES - 100.7%
(Cost $28,096,033)		33,640,979
NET OTHER ASSETS (LIABILITIES) - (0.7)%		(242,162)
NET ASSETS - 100%		$33,398,817

Futures Contracts
	Number of contracts	Expiration Date	Notional Amount (000s)	Value (000s)	Unrealized Appreciation/(Depreciation) (000s)
Purchased
Equity Index Contracts
CME E-mini S&P 500 Index Contracts (United States)	400	Sept. 2019	$58,496	$1,208	$1,208

The notional amount of futures purchased as a percentage of Net Assets is 0.2%

Values shown as $0 in the Schedule of Investments may reflect amounts less than $500.

Legend

 (a) Security or a portion of the security is on loan at period end.

 (b) Non-income producing

 (c) Investment is owned by a wholly-owned subsidiary (Subsidiary) that is treated as a corporation for U.S. tax purposes.

 (d) Restricted securities - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues). At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $52,292,000 or 0.2% of net assets.

 (e) Level 3 security

 (f) Affiliated company

 (g) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $717,419,000 or 2.1% of net assets.

 (h) Coupon rates for floating and adjustable rate securities reflect the rates in effect at period end.

 (i) Coupon is indexed to a floating interest rate which may be multiplied by a specified factor and/or subject to caps or floors.

 (j) Security or a portion of the security was pledged to cover margin requirements for futures contracts. At period end, the value of securities pledged amounted to $2,663,000.

 (k) Security or a portion of the security purchased on a delayed delivery or when-issued basis.

 (l) Represents an investment in an underlying pool of reverse mortgages which typically do not require regular principal and interest payments as repayment is deferred until a maturity event.

 (m) Security represents right to receive monthly interest payments on an underlying pool of mortgages or assets. Principal shown is the outstanding par amount of the pool as of the end of the period.

 (n) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. A complete unaudited schedule of portfolio holdings for each Fidelity Central Fund is filed with the SEC for the first and third quarters of each fiscal year on Form N-PORT and is available upon request or at the SEC's website at www.sec.gov. An unaudited holdings listing for the Fund, which presents direct holdings as well as the pro-rata share of securities and other investments held indirectly through its investment in underlying non-money market Fidelity Central Funds, is available at fidelity.com and/or institutional.fidelity.com, as applicable. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

 (o) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

 (p) Investment made with cash collateral received from securities on loan.

Additional information on each restricted holding is as follows:

Security	Acquisition Date	Acquisition Cost (000s)
Ant International Co. Ltd. Class C	5/16/18	$27,888
StepStone Group Holdings LLC	8/19/19	$8,250
StepStone Group LP Class A	8/19/19	$8,250

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
(Amounts in thousands)
Fidelity Cash Central Fund	$17,092
Fidelity High Income Central Fund	52,046
Fidelity Mortgage Backed Securities Central Fund	75,702
Fidelity Securities Lending Cash Central Fund	1,482
Total	$146,322

Amounts in the income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line-item in the Statement of Operations, if applicable. Amount for Fidelity Securities Lending Cash Central Fund represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities.

Fiscal year to date information regarding the Fund’s investments in non-Money Market Central Funds, including the ownership percentage, is presented below.

Fund (Amounts in thousands)	Value, beginning of period	Purchases	Sales Proceeds	Realized Gain/Loss	Change in Unrealized appreciation (depreciation)	Value, end of period	% ownership, end of period
Fidelity High Income Central Fund	$715,546	$48,333	$--	$--	$(5,084)	$758,795	29.2%
Fidelity Mortgage Backed Securities Central Fund	2,366,031	236,702	120,102	804	106,722	2,590,157	44.6%
Total	$3,081,577	$285,035	$120,102	$804	$101,638	$3,348,952

Other Affiliated Issuers

An affiliated company is a company in which the Fund has ownership of at least 5% of the voting securities. Fiscal year to date transactions with companies which are or were affiliates are as follows:

Affiliate (Amounts in thousands)	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Realized Gain (loss)	Change in Unrealized appreciation (depreciation)	Value, end of period
MACOM Technology Solutions Holdings, Inc.	$74,037	$15,210	$66,884	$--	$(13,820)	$(8,543)	$--
Sunrun, Inc.	161,066	3,140	87,162	--	37,886	(7,634)	107,296
Vivint Solar, Inc.	43,267	9,227	4,658	--	1,243	27,081	76,160
Total	$278,370	$27,577	$158,704	$--	$25,309	$10,904	$183,456

Investment Valuation

The following is a summary of the inputs used, as of August 31, 2019, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
(Amounts in thousands)
Investments in Securities:
Equities:
Communication Services	$2,236,527	$2,149,988	$86,539	$--
Consumer Discretionary	2,518,622	2,312,368	206,254	--
Consumer Staples	1,607,654	1,495,478	112,176	--
Energy	995,863	995,863	--	--
Financials	2,801,836	2,785,336	--	16,500
Health Care	3,143,004	2,958,183	184,821	--
Industrials	2,183,728	2,108,401	75,327	--
Information Technology	4,400,511	4,382,559	17,952	--
Materials	486,072	486,072	--	--
Real Estate	777,365	741,573	--	35,792
Utilities	737,335	737,335	--	--
Corporate Bonds	3,874,532	--	3,874,532	--
U.S. Government and Government Agency Obligations	3,158,493	--	3,158,493	--
Asset-Backed Securities	236,042	--	234,463	1,579
Collateralized Mortgage Obligations	6,924	--	6,924	--
Commercial Mortgage Securities	150,121	--	150,121	--
Municipal Securities	131,838	--	131,838	--
Foreign Government and Government Agency Obligations	4,133	--	4,133	--
Bank Notes	61,492	--	61,492	--
Fixed-Income Funds	3,348,952	3,348,952	--	--
Money Market Funds	779,935	779,935	--	--
Total Investments in Securities:	$33,640,979	$25,282,043	$8,305,065	$53,871
Derivative Instruments:
Assets
Futures Contracts	$1,208	$1,208	$--	$--
Total Assets	$1,208	$1,208	$--	$--
Total Derivative Instruments:	$1,208	$1,208	$--	$--

Value of Derivative Instruments

The following table is a summary of the Fund's value of derivative instruments by primary risk exposure as of August 31, 2019. For additional information on derivative instruments, please refer to the Derivative Instruments section in the accompanying Notes to Financial Statements.

Primary Risk Exposure / Derivative Type	Value
	Asset	Liability
(Amounts in thousands)
Equity Risk
Futures Contracts(a)	$1,208	$0
Total Equity Risk	1,208	0
Total Value of Derivatives	$1,208	$0

 (a) Reflects gross cumulative appreciation (depreciation) on futures contracts as presented in the Schedule of Investments. In the Statement of Assets and Liabilities, the period end daily variation margin is included in receivable or payable for daily variation margin on futures contracts, and the net cumulative appreciation (depreciation) is included in distributable earnings.

Other Information

The composition of credit quality ratings as a percentage of Total Net Assets is as follows (Unaudited):

U.S. Government and U.S. Government Agency Obligations	18.3%
AAA,AA,A	3.4%
BBB	8.1%
BB	2.3%
B	0.6%
CCC,CC,C	0.6%
D	0.1%
Not Rated	0.4%
Equities	65.9%
Short-Term Investments and Net Other Assets	0.3%
100.0%

We have used ratings from Moody's Investors Service, Inc. Where Moody's® ratings are not available, we have used S&P® ratings. All ratings are as of the date indicated and do not reflect subsequent changes. Percentages are adjusted for the effect of futures contracts, if applicable.

The information in the above tables is based on the combined investments of the fund and its pro-rata share of the investments of Fidelity's Fixed-Income Central Funds

See accompanying notes which are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities

Amounts in thousands (except per-share amounts)		August 31, 2019
Assets
Investment in securities, at value (including securities loaned of $117,639) — See accompanying schedule: Unaffiliated issuers (cost $24,022,753)	$29,328,636
Fidelity Central Funds (cost $3,991,456)	4,128,887
Other affiliated issuers (cost $81,824)	183,456
Total Investment in Securities (cost $28,096,033)		$33,640,979
Cash		11
Foreign currency held at value (cost $270)		270
Receivable for investments sold		156,832
Receivable for fund shares sold		20,009
Dividends receivable		43,745
Interest receivable		54,167
Distributions receivable from Fidelity Central Funds		1,081
Prepaid expenses		75
Other receivables		1,828
Total assets		33,918,997
Liabilities
Payable for investments purchased
Regular delivery	$351,724
Delayed delivery	8,039
Payable for fund shares redeemed	24,443
Accrued management fee	10,661
Payable for daily variation margin on futures contracts	38
Other affiliated payables	3,188
Other payables and accrued expenses	1,878
Collateral on securities loaned	120,209
Total liabilities		520,180
Net Assets		$33,398,817
Net Assets consist of:
Paid in capital		$27,754,826
Total distributable earnings (loss)		5,643,991
Net Assets		$33,398,817
Net Asset Value and Maximum Offering Price
Balanced:
Net Asset Value, offering price and redemption price per share ($24,969,390 ÷ 1,060,508 shares)		$23.54
Class K:
Net Asset Value, offering price and redemption price per share ($8,429,427 ÷ 357,982 shares)		$23.55

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

Amounts in thousands		Year ended August 31, 2019
Investment Income
Dividends		$383,111
Interest (including $325 from security lending)		240,398
Income from Fidelity Central Funds (including $1,482 from security lending)		140,073
Total income		763,582
Expenses
Management fee	$126,071
Transfer agent fees	35,260
Accounting and security lending fees	2,345
Custodian fees and expenses	594
Independent trustees' fees and expenses	192
Registration fees	660
Audit	123
Legal	69
Miscellaneous	217
Total expenses before reductions	165,531
Expense reductions	(955)
Total expenses after reductions		164,576
Net investment income (loss)		599,006
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	462,710
Fidelity Central Funds	838
Other affiliated issuers	25,309
Foreign currency transactions	37
Futures contracts	15,472
Swaps	(159)
Capital gain distributions from Fidelity Central Funds	6,249
Total net realized gain (loss)		510,456
Change in net unrealized appreciation (depreciation) on:
Investment securities:
Unaffiliated issuers	(437,283)
Fidelity Central Funds	101,610
Other affiliated issuers	10,904
Assets and liabilities in foreign currencies	(50)
Futures contracts	(10,614)
Swaps	155
Total change in net unrealized appreciation (depreciation)		(335,278)
Net gain (loss)		175,178
Net increase (decrease) in net assets resulting from operations		$774,184

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

Amounts in thousands	Year ended August 31, 2019	Year ended August 31, 2018
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$599,006	$513,482
Net realized gain (loss)	510,456	2,804,960
Change in net unrealized appreciation (depreciation)	(335,278)	629,349
Net increase (decrease) in net assets resulting from operations	774,184	3,947,791
Distributions to shareholders	(3,135,825)	–
Distributions to shareholders from net investment income	–	(499,431)
Distributions to shareholders from net realized gain	–	(1,956,992)
Total distributions	(3,135,825)	(2,456,423)
Share transactions - net increase (decrease)	1,514,959	1,303,346
Total increase (decrease) in net assets	(846,682)	2,794,714
Net Assets
Beginning of period	34,245,499	31,450,785
End of period	$33,398,817	$34,245,499
Other Information
Undistributed net investment income end of period		$116,764

See accompanying notes which are an integral part of the financial statements.

Financial Highlights

Fidelity Balanced Fund

Years ended August 31,	2019	2018	2017	2016	2015
Selected Per–Share Data
Net asset value, beginning of period	$25.33	$24.27	$22.32	$22.33	$24.40
Income from Investment Operations
Net investment income (loss)A	.42	.38	.38	.37	.37
Net realized and unrealized gain (loss)	.08	2.55	2.26	1.25	(.23)
Total from investment operations	.50	2.93	2.64	1.62	.14
Distributions from net investment income	(.40)	(.37)	(.37)	(.36)	(.35)
Distributions from net realized gain	(1.89)	(1.50)	(.32)	(1.27)	(1.86)
Total distributions	(2.29)	(1.87)	(.69)	(1.63)	(2.21)
Net asset value, end of period	$23.54	$25.33	$24.27	$22.32	$22.33
Total ReturnB	2.61%	12.78%	12.12%	7.73%	.86%
Ratios to Average Net AssetsC,D
Expenses before reductions	.53%	.53%	.55%	.55%	.56%
Expenses net of fee waivers, if any	.53%	.53%	.54%	.55%	.55%
Expenses net of all reductions	.53%	.53%	.54%	.55%	.55%
Net investment income (loss)	1.82%	1.55%	1.65%	1.71%	1.59%
Supplemental Data
Net assets, end of period (in millions)	$24,969	$25,088	$22,915	$20,840	$20,176
Portfolio turnover rateE	60%	66%F	91%	64%	128%

 A Calculated based on average shares outstanding during the period.

 B Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 C Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. Based on their most recent shareholder report date, the expenses of any underlying non-money market Fidelity Central Funds were less than .005%.

 D Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

 F Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Fidelity Balanced Fund Class K

Years ended August 31,	2019	2018	2017	2016	2015
Selected Per–Share Data
Net asset value, beginning of period	$25.33	$24.27	$22.32	$22.33	$24.40
Income from Investment Operations
Net investment income (loss)A	.44	.40	.40	.39	.39
Net realized and unrealized gain (loss)	.09	2.55	2.26	1.25	(.23)
Total from investment operations	.53	2.95	2.66	1.64	.16
Distributions from net investment income	(.42)	(.39)	(.39)	(.38)	(.37)
Distributions from net realized gain	(1.89)	(1.50)	(.32)	(1.27)	(1.86)
Total distributions	(2.31)	(1.89)	(.71)	(1.65)	(2.23)
Net asset value, end of period	$23.55	$25.33	$24.27	$22.32	$22.33
Total ReturnB	2.74%	12.87%	12.22%	7.84%	.95%
Ratios to Average Net AssetsC,D
Expenses before reductions	.45%	.45%	.46%	.46%	.46%
Expenses net of fee waivers, if any	.45%	.45%	.45%	.46%	.46%
Expenses net of all reductions	.44%	.44%	.45%	.45%	.46%
Net investment income (loss)	1.91%	1.63%	1.74%	1.81%	1.68%
Supplemental Data
Net assets, end of period (in millions)	$8,429	$9,157	$8,536	$7,984	$7,695
Portfolio turnover rateE	60%	66%F	91%	64%	128%

 A Calculated based on average shares outstanding during the period.

 B Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 C Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. Based on their most recent shareholder report date, the expenses of any underlying non-money market Fidelity Central Funds were less than .005%.

 D Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

 F Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended August 31, 2019
(Amounts in thousands except percentages)

1. Organization.

Fidelity Balanced Fund (the Fund) is a fund of Fidelity Puritan Trust (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Balanced and Class K shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

Based on its investment objective, each Fidelity Central Fund may invest or participate in various investment vehicles or strategies that are similar to those of the Fund. These strategies are consistent with the investment objectives of the Fund and may involve certain economic risks which may cause a decline in value of each of the Fidelity Central Funds and thus a decline in the value of the Fund. The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date ranged from less than .005% to .01%. The following summarizes the Fund's investment in each non-money market Fidelity Central Fund.

Fidelity Central Fund	Investment Manager	Investment Objective	Investment Practices	Expense Ratio(a)
Fidelity High Income Central Fund	FMR Co., Inc. (FMRC)	Seeks a high level of income and may also seek capital appreciation by investing primarily in debt securities, preferred stocks, and convertible securities, with an emphasis on lower-quality debt securities.	Loans & Direct Debt Instruments Restricted Securities	Less than .005%
Fidelity Mortgage Backed Securities Central Fund	FIMM	Seeks a high level of income by normally investing in investment-grade mortgage-related securities and repurchase agreements for those securities.	Delayed Delivery & When Issued Securities Futures Options Swaps	Less than .005%

 (a) Expenses expressed as a percentage of average net assets and are as of each underlying Central Fund's most recent annual or semi-annual shareholder report.

An unaudited holdings listing for the Fund, which presents direct holdings as well as the pro-rata share of any securities and other investments held indirectly through its investment in underlying non-money market Fidelity Central Funds, is available at fidelity.com. A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds which contain the significant accounting policies (including investment valuation policies) of those funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services – Investments Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fair Value Committee (the Committee) established by the Fund's investment adviser. In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events, changes in interest rates and credit quality. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing vendors or from brokers who make markets in such securities. Corporate bonds, bank notes, foreign government and government agency obligations, municipal securities and U.S. government and government agency obligations are valued by pricing vendors who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. Asset backed securities, collateralized mortgage obligations and commercial mortgage securities are valued by pricing vendors who utilize matrix pricing which considers prepayment speed assumptions, attributes of the collateral, yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing vendors. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded and are categorized as Level 1 in the hierarchy. Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of August 31, 2019 is included at the end of the Fund's Schedule of Investments.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Certain distributions received by the Fund represent a return of capital or capital gain. The Fund determines the components of these distributions subsequent to the ex-dividend date, based upon receipt of tax filings or other correspondence relating to the underlying investment. These distributions are recorded as a reduction of cost of investments and/or as a realized gain. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. The principal amount on inflation-indexed securities is periodically adjusted to the rate of inflation and interest is accrued based on the principal amount. The adjustments to principal due to inflation are reflected as increases or decreases to Interest in the accompanying Statement of Operations. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain. Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivables when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent fees incurred. Certain expense reductions may also differ by class. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Deferred Trustee Compensation. Under a Deferred Compensation Plan (the Plan) for the Fund, certain independent Trustees have elected to defer receipt of a portion of their annual compensation. Deferred amounts are invested in a cross-section of Fidelity funds, are marked-to-market and remain in the Fund until distributed in accordance with the Plan. The investment of deferred amounts and the offsetting payable to the Trustees of $1,275 are included in the accompanying Statement of Assets and Liabilities in other receivables and other payables and accrued expenses, respectively.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of August 31, 2019, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. In addition, the Fund claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to futures contracts, swaps, foreign currency transactions, passive foreign investment companies (PFIC), market discount, short-term gain distributions from the Underlying Funds, partnerships, deferred trustees compensation and losses deferred due to wash sales.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

Gross unrealized appreciation	$6,175,163
Gross unrealized depreciation	(812,190)
Net unrealized appreciation (depreciation)	$5,362,973
Tax Cost	$28,278,006

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$125,562
Undistributed long-term capital gain	$156,820
Net unrealized appreciation (depreciation) on securities and other investments	$5,362,883

The tax character of distributions paid was as follows:

	August 31, 2019	August 31, 2018
Ordinary Income	$874,913	$ 895,677
Long-term Capital Gains	2,260,912	1,560,746
Total	$3,135,825	$ 2,456,423

Delayed Delivery Transactions and When-Issued Securities. During the period, the Fund transacted in securities on a delayed delivery or when-issued basis. Payment and delivery may take place after the customary settlement period for that security. The price of the underlying securities and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. The securities purchased on a delayed delivery or when-issued basis are identified as such in the Fund's Schedule of Investments. Losses may arise due to changes in the value of the underlying securities or if the counterparty does not perform under the contract's terms, or if the issuer does not issue the securities due to political, economic, or other factors.

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

Consolidated Subsidiary. The Fund invests in certain investments through a wholly-owned subsidiary ("Subsidiary"), which may be subject to federal and state taxes upon disposition.

As of period end, the Fund held an investment of $16,500 in this Subsidiary, representing .05% of the Fund's net assets. The financial statements have been consolidated and include accounts of the Fund and the Subsidiary. Accordingly, all inter-company transactions and balances have been eliminated.

New Rule Issuance. During August 2018, the U.S. Securities and Exchange Commission issued Final Rule Release No. 33-10532, Disclosure Update and Simplification. This Final Rule includes amendments specific to registered investment companies that are intended to eliminate overlap in disclosure requirements between Regulation S-X and GAAP. In accordance with these amendments, certain line-items in the Fund's financial statements have been combined or removed for the current period as outlined in the table below.

Financial Statement	Current Line-Item Presentation (As Applicable)	Prior Line-Item Presentation (As Applicable)
Statement of Assets and Liabilities	Total distributable earnings (loss)	Undistributed/Distributions in excess of/Accumulated net investment income (loss) Accumulated/Undistributed net realized gain (loss) Net unrealized appreciation (depreciation)
Statement of Changes in Net Assets	N/A - removed	Undistributed/Distributions in excess of/Accumulated net investment income (loss) end of period
Statement of Changes in Net Assets	Distributions to shareholders	Distributions to shareholders from net investment income Distributions to shareholders from net realized gain
Distributions to Shareholders Note to Financial Statements	Distributions to shareholders	Distributions to shareholders from net investment income Distributions to shareholders from net realized gain

4. Derivative Instruments.

Risk Exposures and the Use of Derivative Instruments. The Fund's investment objective allows the Fund to enter into various types of derivative contracts, including futures contracts and swaps. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or over-the-counter (OTC). Derivatives may involve a future commitment to buy or sell a specified asset based on specified terms, to exchange future cash flows at periodic intervals based on a notional principal amount, or for one party to make one or more payments upon the occurrence of specified events in exchange for periodic payments from the other party.

The Fund used derivatives to increase returns, to gain exposure to certain types of assets and to manage exposure to certain risks as defined below. The success of any strategy involving derivatives depends on analysis of numerous economic factors, and if the strategies for investment do not work as intended, the Fund may not achieve its objectives.

The Fund's use of derivatives increased or decreased its exposure to the following risk:

Credit Risk	Credit risk relates to the ability of the issuer of a financial instrument to make further principal or interest payments on an obligation or commitment that it has to the Fund.
Equity Risk	Equity risk relates to the fluctuations in the value of financial instruments as a result of changes in market prices (other than those arising from interest rate risk or foreign exchange risk), whether caused by factors specific to an individual investment, its issuer, or all factors affecting all instruments traded in a market or market segment.

The Fund is also exposed to additional risks from investing in derivatives, such as liquidity risk and counterparty credit risk. Liquidity risk is the risk that the Fund will be unable to close out the derivative in the open market in a timely manner. Counterparty credit risk is the risk that the counterparty will not be able to fulfill its obligation to the Fund. Derivative counterparty credit risk is managed through formal evaluation of the creditworthiness of all potential counterparties. On certain OTC derivatives such as bi-lateral swaps, the Fund attempts to reduce its exposure to counterparty credit risk by entering into an International Swaps and Derivatives Association, Inc. (ISDA) Master Agreement with each of its counterparties. The ISDA Master Agreement gives the Fund the right to terminate all transactions traded under such agreement upon the deterioration in the credit quality of the counterparty beyond specified levels. The ISDA Master Agreement gives each party the right, upon an event of default by the other party or a termination of the agreement, to close out all transactions traded under such agreement and to net amounts owed under each transaction to one net payable by one party to the other. To mitigate counterparty credit risk on bi-lateral OTC derivatives, the Fund receives collateral in the form of cash or securities once the Fund's net unrealized appreciation on outstanding derivative contracts under an ISDA Master Agreement exceeds certain applicable thresholds, subject to certain minimum transfer provisions. The collateral received is held in segregated accounts with the Fund's custodian bank in accordance with the collateral agreements entered into between the Fund, the counterparty and the Fund's custodian bank. The Fund could experience delays and costs in gaining access to the collateral even though it is held by the Fund's custodian bank. The Fund's maximum risk of loss from counterparty credit risk related to bi-lateral OTC derivatives is generally the aggregate unrealized appreciation and unpaid counterparty payments in excess of any collateral pledged by the counterparty to the Fund. The Fund may be required to pledge collateral for the benefit of the counterparties on bi-lateral OTC derivatives in an amount not less than each counterparty's unrealized appreciation on outstanding derivative contracts, subject to certain minimum transfer provisions, and any such pledged collateral is identified in the Schedule of Investments. Exchange-traded futures contracts are not covered by the ISDA Master Agreement; however counterparty credit risk related to exchange-traded futures contracts may be mitigated by the protection provided by the exchange on which they trade.

Investing in derivatives may involve greater risks than investing in the underlying assets directly and, to varying degrees, may involve risk of loss in excess of any initial investment and collateral received and amounts recognized in the Statement of Assets and Liabilities. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.

Net Realized Gain (Loss) and Change in Net Unrealized Appreciation (Depreciation) on Derivatives. The table below, which reflects the impacts of derivatives on the financial performance of the Fund, summarizes the net realized gain (loss) and change in net unrealized appreciation (depreciation) for derivatives during the period as presented in the Statement of Operations.

Primary Risk Exposure / Derivative Type	Net Realized Gain (Loss)	Change in Net Unrealized Appreciation (Depreciation)
Credit Risk
Swaps	$(159)	$155
Equity Risk
Futures Contracts	15,472	(10,614)
Totals	$15,313	$(10,459)

A summary of the value of derivatives by primary risk exposure as of period end is included at the end of the Schedule of Investments.

Futures Contracts. A futures contract is an agreement between two parties to buy or sell a specified underlying instrument for a fixed price at a specified future date. The Fund used futures contracts to manage its exposure to the stock market.

Upon entering into a futures contract, a fund is required to deposit either cash or securities (initial margin) with a clearing broker in an amount equal to a certain percentage of the face value of the contract. Futures contracts are marked-to-market daily and subsequent daily payments (variation margin) are made or received by a fund depending on the daily fluctuations in the value of the futures contracts and are recorded as unrealized appreciation or (depreciation). This receivable and/or payable, if any, is included in daily variation margin on futures contracts in the Statement of Assets and Liabilities. Realized gain or (loss) is recorded upon the expiration or closing of a futures contract. The net realized gain (loss) and change in net unrealized appreciation (depreciation) on futures contracts during the period is presented in the Statement of Operations.

Any open futures contracts at period end are presented in the Schedule of Investments under the caption "Futures Contracts". The notional amount at value reflects each contract's exposure to the underlying instrument or index at period end and is representative of volume of activity during the period. Securities deposited to meet initial margin requirements are identified in the Schedule of Investments.

Swaps. A swap is a contract between two parties to exchange future cash flows at periodic intervals based on a notional principal amount. A bi-lateral OTC swap is a transaction between a fund and a dealer counterparty where cash flows are exchanged between the two parties for the life of the swap.

Bi-lateral OTC swaps are marked-to-market daily and changes in value are reflected in the Statement of Assets and Liabilities in the bi-lateral OTC swaps at value line items. Any upfront premiums paid or received upon entering a bi-lateral OTC swap to compensate for differences between stated terms of the swap and prevailing market conditions (e.g. credit spreads, interest rates or other factors) are recorded in net unrealized appreciation (depreciation) in the Statement of Assets and Liabilities and amortized to realized gain or (loss) ratably over the term of the swap. Any unamortized upfront premiums are presented in the Schedule of Investments.

Payments are exchanged at specified intervals, accrued daily commencing with the effective date of the contract and recorded as realized gain or (loss). Some swaps may be terminated prior to the effective date and realize a gain or loss upon termination. The net realized gain (loss) and change in net unrealized appreciation (depreciation) on swaps during the period is presented in the Statement of Operations.

Any open swaps at period end are included in the Schedule of Investments under the caption "Swaps".

Credit Default Swaps. Credit default swaps enable the Fund to buy or sell protection against specified credit events on a single-name issuer or a traded credit index. Under the terms of a credit default swap the buyer of protection (buyer) receives credit protection in exchange for making periodic payments to the seller of protection (seller) based on a fixed percentage applied to a notional principal amount. In return for these payments, the seller will be required to make a payment upon the occurrence of one or more specified credit events. The Fund enters into credit default swaps as a seller to gain credit exposure to an issuer and/or as a buyer to obtain a measure of protection against defaults of an issuer. Periodic payments are made over the life of the contract by the buyer provided that no credit event occurs.

For credit default swaps on most corporate and sovereign issuers, credit events include bankruptcy, failure to pay or repudiation/moratorium. For credit default swaps on corporate or sovereign issuers, the obligation that may be put to the seller is not limited to the specific reference obligation described in the Schedule of Investments. For credit default swaps on asset-backed securities, a credit event may be triggered by events such as failure to pay principal, maturity extension, rating downgrade or write-down. For credit default swaps on asset-backed securities, the reference obligation described represents the security that may be put to the seller. For credit default swaps on a traded credit index, a specified credit event may affect all or individual underlying securities included in the index.

As a seller, if an underlying credit event occurs, the Fund will pay a net settlement amount of cash equal to the notional amount of the swap less the recovery value of the reference obligation or underlying securities comprising an index. Only in the event of the industry's inability to value the underlying asset will the Fund be required to take delivery of the reference obligation or underlying securities comprising an index and pay an amount equal to the notional amount of the swap.

As a buyer, if an underlying credit event occurs, the Fund will receive a net settlement amount of cash equal to the notional amount of the swap less the recovery value of the reference obligation or underlying securities comprising an index. Only in the event of the industry's inability to value the underlying asset will the Fund be required to deliver the reference obligation or underlying securities comprising an index in exchange for payment of an amount equal to the notional amount of the swap.

Typically, the value of each credit default swap and credit rating disclosed for each reference obligation in the Schedule of Investments, where the Fund is the seller, can be used as measures of the current payment/performance risk of the swap. As the value of the swap changes as a positive or negative percentage of the total notional amount, the payment/performance risk may decrease or increase, respectively. In addition to these measures, the investment adviser monitors a variety of factors including cash flow assumptions, market activity and market sentiment as part of its ongoing process of assessing payment/performance risk.

5. Purchases and Sales of Investments.

Purchases and sales of securities (including the Fixed-Income Central Funds), other than short-term securities and U.S. government securities, aggregated $16,556,184 and $16,142,729, respectively.

6. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .15% of the Fund's average net assets and an annualized group fee rate that averaged .24% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by the investment adviser, including any mutual funds previously advised by the investment adviser that are currently advised by Fidelity SelectCo, LLC, an affiliate of the investment adviser. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the reporting period, the total annual management fee rate was .39% of the Fund's average net assets.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc., (FIIOC), an affiliate of the investment adviser, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of Balanced, except for Class K. FIIOC receives an asset-based fee of Class K's average net assets. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements.

For the period, transfer agent fees for each class were as follows:

	Amount	% of Class-Level Average Net Assets
Balanced	$31,390.13
Class K	3,870.05
	$35,260

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. Prior to April 1, 2019, FSC had a separate agreement with the Fund for administration of the security lending program, based on the number and duration of lending transactions. For the period, the total fees paid for accounting and administration of securities lending were equivalent to an annual rate of .01%.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were $421 for the period.

Interfund Trades. The Fund may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note.

Other. During the period, the investment adviser reimbursed the Fund for certain losses in the amount of $156.

Prior Fiscal Year Affiliated Exchanges In-Kind. During the prior period, the Fund completed an exchange in-kind with Fidelity Mortgage Back Securities Central Fund. The Fund delivered investments, including accrued interest valued at $106,799 (which included $85 of unrealized depreciation), in exchange for 990 shares of Fidelity Mortgage Backed Securities Central Fund. The Fund generally did not recognize gain or loss for federal income tax purposes.

7. Committed Line of Credit.

The Fund participates with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $87 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, the Fund did not borrow on this line of credit.

8. Security Lending.

The Fund lends portfolio securities from time to time in order to earn additional income. For equity securities, lending agents are used, including National Financial Services (NFS), an affiliate of the Fund. Pursuant to a securities lending agreement, NFS will receive a fee, which is capped at 9.9% of daily lending revenue, for its services as lending agent. The Fund may lend securities to certain qualified borrowers, including NFS. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. The Fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Fund may apply collateral received from the borrower against the obligation. The Fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. At period end, there were no security loans outstanding with NFS, as affiliated borrower. Total fees paid by the Fund to NFS, as lending agent, amounted to $25. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Total security lending income during the period is presented in the Statement of Operations as a component of interest income. Net income from the Fidelity Securities Lending Cash Central Fund during the period is presented in the Statement of Operations as a component of income from Fidelity Central Funds (and includes $18 from securities loaned to NFS, as affiliated borrower).

9. Expense Reductions.

Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of the Fund include an amount in addition to trade execution, which may be rebated back to the Fund to offset certain expenses. This amount totaled $692 for the period. In addition, through arrangements with the Fund's custodian and each class' transfer agent, credits realized as a result of certain uninvested cash balances were used to reduce the Fund's expenses. During the period, custodian credits reduced the Fund's expenses by $17. During the period, transfer agent credits reduced each class' expenses as noted in the table below.

Expense reduction
Balanced	$4

In addition, during the period the investment adviser reimbursed and/or waived a portion of fund-level operating expenses in the amount of $242.

10. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

	Year ended August 31, 2019	Year ended August 31, 2018
Distributions to shareholders
Balanced	$2,302,966	$–
Class K	832,859	–
Total	$3,135,825	$–
From net investment income
Balanced	$–	$359,979
Class K	–	139,452
Total	$–	$499,431
From net realized gain
Balanced	$–	$1,428,048
Class K	–	528,944
Total	$–	$1,956,992

11. Share Transactions.

Share transactions for each class were as follows and may contain automatic conversions between classes or exchanges between affiliated funds:

	Shares	Shares	Dollars	Dollars
	Year ended August 31, 2019	Year ended August 31, 2018	Year ended August 31, 2019	Year ended August 31, 2018
Balanced
Shares sold	148,956	125,613	$3,403,373	$3,045,579
Reinvestment of distributions	97,405	71,987	2,184,283	1,701,887
Shares redeemed	(176,229)	(151,447)	(3,985,668)	(3,668,283)
Net increase (decrease)	70,132	46,153	$1,601,988	$1,079,183
Class K
Shares sold	50,621	46,606	$1,153,250	$1,131,393
Reinvestment of distributions	37,144	28,274	832,859	668,396
Shares redeemed	(91,238)	(65,136)	(2,073,138)	(1,575,626)
Net increase (decrease)	(3,473)	9,744	$(87,029)	$224,163

12. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Affiliated Exchanges In-Kind. Effective after the close of business on August 31, 2019, the Fund completed exchanges in-kind with Fidelity Investment Grade Bond Central Fund. The Fund delivered investments, including accrued interest, and cash valued at $10,077,232 to Fidelity Investment Grade Bond Central Fund in exchange for shares 89,567. The net realized gain on investments delivered through in-kind redemptions was $389,673. The Fund recognized gains for federal income tax purposes.

In addition, the Fund redeemed 23,570 shares of Fidelity Mortgage Backed Securities Central Fund in exchange for investments and cash, including accrued interest, with a value of $2,581,907. The net realized gains on the Fund's redemptions of Fidelity Mortgage Backed Securities Central Fund shares was $83,354. The Fund recognized gains on the exchanges for federal income tax purposes.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Fidelity Puritan Trust and Shareholders of Fidelity Balanced Fund:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Fidelity Balanced Fund (one of the funds constituting Fidelity Puritan Trust, referred to hereafter as the “Fund”) as of August 31, 2019, the related statement of operations for the year ended August 31, 2019, the statement of changes in net assets for each of the two years in the period ended August 31, 2019, including the related notes, and the financial highlights for each of the five years in the period ended August 31, 2019 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of August 31, 2019, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended August 31, 2019 and the financial highlights for each of the five years in the period ended August 31, 2019 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of August 31, 2019 by correspondence with the custodian, issuers of privately offered securities and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts

October 17, 2019

We have served as the auditor of one or more investment companies in the Fidelity group of funds since 1932.

Trustees and Officers

The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance.  Except for Jonathan Chiel, each of the Trustees oversees 298 funds. Mr. Chiel oversees 170 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust.  Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee.  Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs.  The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees.  Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544 if you’re an individual investing directly with Fidelity, call 1-800-835-5092 if you’re a plan sponsor or participant with Fidelity as your recordkeeper or call 1-877-208-0098 on institutional accounts or if you’re an advisor or invest through one.

Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. James C. Curvey is an interested person and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity® funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's high income and certain equity funds, and other Boards oversee Fidelity's investment-grade bond, money market, asset allocation, and other equity funds. The asset allocation funds may invest in Fidelity® funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity® funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks.  The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above.  Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates, and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees.  While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees.  Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity® funds.  The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."

Interested Trustees*:

Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Jonathan Chiel (1957)

Year of Election or Appointment: 2016

Trustee

Mr. Chiel also serves as Trustee of other Fidelity® funds. Mr. Chiel is Executive Vice President and General Counsel for FMR LLC (diversified financial services company, 2012-present). Previously, Mr. Chiel served as general counsel (2004-2012) and senior vice president and deputy general counsel (2000-2004) for John Hancock Financial Services; a partner with Choate, Hall & Stewart (1996-2000) (law firm); and an Assistant United States Attorney for the United States Attorney’s Office of the District of Massachusetts (1986-95), including Chief of the Criminal Division (1993-1995). Mr. Chiel is a director on the boards of the Boston Bar Foundation and the Maimonides School.

James C. Curvey (1935)

Year of Election or Appointment: 2007

Trustee

Chairman of the Board of Trustees

Mr. Curvey also serves as Trustee of other Fidelity® funds. Mr. Curvey is Vice Chairman (2007-present) and Director of FMR LLC (diversified financial services company). In addition, Mr. Curvey is an Overseer Emeritus for the Boston Symphony Orchestra, a Director of Artis-Naples, and a Trustee of Brewster Academy in Wolfeboro, New Hampshire. Previously, Mr. Curvey served as a Director of Fidelity Research & Analysis Co. (investment adviser firm, 2009-2018), Director of Fidelity Investments Money Management, Inc. (investment adviser firm, 2009-2014) and a Director of FMR and FMR Co., Inc. (investment adviser firms, 2007-2014).

 * Determined to be an “Interested Trustee” by virtue of, among other things, his or her affiliation with the trust or various entities under common control with FMR.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Dennis J. Dirks (1948)

Year of Election or Appointment: 2005

Trustee

Mr. Dirks also serves as Trustee of other Fidelity® funds. Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008), as a member of the Independent Directors Council (IDC) Governing Council (2010-2015), and as a member of the Board of Directors for The Brookville Center for Children’s Services, Inc. (2009-2017). Mr. Dirks is a member of the Finance Committee (2016-present) and Board of Directors (2017-present) and is Treasurer (2018-present) of the Asolo Repertory Theatre.

Donald F. Donahue (1950)

Year of Election or Appointment: 2018

Trustee

Mr. Donahue also serves as a Trustee of other Fidelity® funds. Mr. Donahue is President and Chief Executive Officer of Miranda Partners, LLC (risk consulting for the financial services industry, 2012-present). Previously, Mr. Donahue served as a Member of the Advisory Board of certain Fidelity® funds (2015-2018) and Chief Executive Officer (2006-2012), Chief Operating Officer (2003-2006), and Managing Director, Customer Marketing and Development (1999-2003) of The Depository Trust & Clearing Corporation (financial markets infrastructure). Mr. Donahue serves as a Member (2007-present) and Co-Chairman (2016-present) of the Board of Directors of United Way of New York, Member of the Board of Directors of NYC Leadership Academy (2012-present) and Member of the Board of Advisors of Ripple Labs, Inc. (financial services, 2015-present). He also served as Chairman (2010-2012) and Member of the Board of Directors (2012-2013) of Omgeo, LLC (financial services), Treasurer of United Way of New York (2012-2016), and Member of the Board of Directors of XBRL US (financial services non-profit, 2009-2012) and the International Securities Services Association (2009-2012).

Alan J. Lacy (1953)

Year of Election or Appointment: 2008

Trustee

Mr. Lacy also serves as Trustee of other Fidelity® funds. Mr. Lacy serves as a Director of Bristol-Myers Squibb Company (global pharmaceuticals, 2008-present). He is a Trustee of the California Chapter of The Nature Conservancy (2015-present) and a Director of the Center for Advanced Study in the Behavioral Sciences at Stanford University (2015-present). In addition, Mr. Lacy served as Senior Adviser (2007-2014) of Oak Hill Capital Partners, L.P. (private equity) and also served as Chief Executive Officer (2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation (retail) and Chief Executive Officer and Chairman of the Board of Sears, Roebuck and Co. (retail, 2000-2005). Previously, Mr. Lacy served as Chairman (2014-2017) and a member (2010-2017) of the Board of Directors of Dave & Buster’s Entertainment, Inc. (restaurant and entertainment complexes), as Chairman (2008-2011) and a member (2006-2015) of the Board of Trustees of the National Parks Conservation Association, and as a member of the Board of Directors for The Hillman Companies, Inc. (hardware wholesalers, 2010-2014), Earth Fare, Inc. (retail grocery, 2010-2014), and The Western Union Company (global money transfer, 2006-2011).

Ned C. Lautenbach (1944)

Year of Election or Appointment: 2000

Trustee

Chairman of the Independent Trustees

Mr. Lautenbach also serves as Trustee of other Fidelity® funds. Mr. Lautenbach currently serves as Chair (2018-present) and Member (2013-present) of the Board of Governors, State University System of Florida and is a member of the Council on Foreign Relations (1994-present). He is also a member and has most recently served as Chairman of the Board of Directors of Artis-Naples (2012-present). Previously, Mr. Lautenbach served as a member and then Lead Director of the Board of Directors of Eaton Corporation (diversified industrial, 1997-2016). He was also a Partner and Advisory Partner at Clayton, Dubilier & Rice, LLC (private equity investment, 1998-2010), as well as a Director of Sony Corporation (2006-2007). In addition, Mr. Lautenbach also had a 30-year career with IBM (technology company) during which time he served as Senior Vice President and a member of the Corporate Executive Committee (1968-1998).

Joseph Mauriello (1944)

Year of Election or Appointment: 2008

Trustee

Mr. Mauriello also serves as Trustee of other Fidelity® funds. Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Independent Directors Council (IDC) Governing Council (2015-present). Previously, Mr. Mauriello served as a member of the Board of Directors of XL Group plc. (global insurance and re-insurance, 2006-2018).

Cornelia M. Small (1944)

Year of Election or Appointment: 2005

Trustee

Ms. Small also serves as Trustee of other Fidelity® funds. Ms. Small is a member of the Board of Directors (2009-present) and Chair of the Investment Committee (2010-present) of the Teagle Foundation. Ms. Small also serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson (2002-2008) and a member of the Investment Committee and Chairperson (2008-2012) and a member of the Board of Trustees of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

Garnett A. Smith (1947)

Year of Election or Appointment: 2018

Trustee

Mr. Smith also serves as Trustee of other Fidelity® funds. Prior to Mr. Smith's retirement, he served as Chairman and Chief Executive Officer of Inbrand Corp. (manufacturer of personal absorbent products, 1990-1997). He also served as President (1986-1990) of Inbrand Corp. Prior to his employment with Inbrand Corp., he was employed by a retail fabric chain and North Carolina National Bank. In addition, Mr. Smith served as a Member of the Advisory Board of certain Fidelity® funds (2012-2013) and as a board member of the Jackson Hole Land Trust (2009-2012).

David M. Thomas (1949)

Year of Election or Appointment: 2008

Trustee

Mr. Thomas also serves as Trustee of other Fidelity® funds. Mr. Thomas serves as Non-Executive Chairman of the Board of Directors of Fortune Brands Home and Security (home and security products, 2011-present) and as a member of the Board of Directors (2004-present) and Presiding Director (2013-present) of Interpublic Group of Companies, Inc. (marketing communication). Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions), a Director of Fortune Brands, Inc. (consumer products, 2000-2011), and a member of the Board of Trustees of the University of Florida (2013-2018).

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Advisory Board Members and Officers:

Correspondence intended for a Member of the Advisory Board (if any) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.  Correspondence intended for an officer or Peter S. Lynch may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.  Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation

Vicki L. Fuller (1957)

Year of Election or Appointment: 2018

Member of the Advisory Board

Ms. Fuller also serves as Member of the Advisory Board of other Fidelity® funds. Ms. Fuller serves as a member of the Board of Directors, Audit Committee, and Nominating and Governance Committee of The Williams Companies, Inc. (natural gas infrastructure, 2018-present). Previously, Ms. Fuller served as the Chief Investment Officer of the New York State Common Retirement Fund (2012-2018) and held a variety of positions at AllianceBernstein L.P. (global asset management, 1985-2012), including Managing Director (2006-2012) and Senior Vice President and Senior Portfolio Manager (2001-2006).

Peter S. Lynch (1944)

Year of Election or Appointment: 2003

Member of the Advisory Board

Mr. Lynch also serves as Member of the Advisory Board of other Fidelity® funds. Mr. Lynch is Vice Chairman and a Director of FMR (investment adviser firm) and FMR Co., Inc. (investment adviser firm). In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

Michael E. Wiley (1950)

Year of Election or Appointment: 2018

Member of the Advisory Board

Mr. Wiley also serves as Trustee or Member of the Advisory Board of other Fidelity® funds. Mr. Wiley serves as a Director of High Point Resources (exploration and production, 2005-present). Previously, Mr. Wiley served as a Director of Andeavor Corporation (independent oil refiner and marketer, 2005-2018), a Director of Andeavor Logistics LP (natural resources logistics, 2015-2018), a Director of Post Oak Bank (privately-held bank, 2004-2018), a Director of Asia Pacific Exploration Consolidated (international oil and gas exploration and production, 2008-2013), a member of the Board of Trustees of the University of Tulsa (2000-2006; 2007-2010), a Senior Energy Advisor of Katzenbach Partners, LLC (consulting, 2006-2007), an Advisory Director of Riverstone Holdings (private investment), a Director of Spinnaker Exploration Company (exploration and production, 2001-2005) and Chairman, President, and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004).

Elizabeth Paige Baumann (1968)

Year of Election or Appointment: 2017

Anti-Money Laundering (AML) Officer

Ms. Baumann also serves as AML Officer of other funds. She is Chief AML Officer (2012-present) and Senior Vice President (2014-present) of FMR LLC (diversified financial services company) and is an employee of Fidelity Investments. Previously, Ms. Baumann served as AML Officer of the funds (2012-2016), and Vice President (2007-2014) and Deputy Anti-Money Laundering Officer (2007-2012) of FMR LLC.

Craig S. Brown (1977)

Year of Election or Appointment: 2019

Assistant Treasurer

Mr. Brown also serves as Assistant Treasurer of other funds. Mr. Brown is an employee of Fidelity Investments (2013-present).

John J. Burke III (1964)

Year of Election or Appointment: 2018

Chief Financial Officer

Mr. Burke also serves as Chief Financial Officer of other funds. Mr. Burke serves as Head of Investment Operations for Fidelity Fund and Investment Operations (2018-present) and is an employee of Fidelity Investments (1998-present). Previously Mr. Burke served as head of Asset Management Investment Operations (2012-2018).

William C. Coffey (1969)

Year of Election or Appointment: 2019

Assistant Secretary

Mr. Coffey also serves as Assistant Secretary of other funds. He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Secretary and CLO of certain funds (2018-2019); CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company and FMR Co., Inc. (investment adviser firms, 2018-2019); Secretary of Fidelity SelectCo, LLC and Fidelity Investments Money Management, Inc. (investment adviser firms, 2018-2019); CLO of Fidelity Management & Research (Hong Kong) Limited, FMR Investment Management (UK) Limited, and Fidelity Management & Research (Japan) Limited (investment adviser firms, 2018-2019); and Assistant Secretary of certain funds (2009-2018).

Timothy M. Cohen (1969)

Year of Election or Appointment: 2018

Vice President

Mr. Cohen also serves as Vice President of other funds. Mr. Cohen serves as Executive Vice President of Fidelity SelectCo, LLC (2019-present), Co-Head of Equity (2018-present), a Director of Fidelity Management & Research (Japan) Limited (investment adviser firm, 2016-present), and is an employee of Fidelity Investments. Previously, Mr. Cohen served as Head of Global Equity Research (2016-2018), Chief Investment Officer - Equity and a Director of Fidelity Management & Research (U.K.) Inc. (investment adviser firm, 2013-2015) and as a Director of Fidelity Management & Research (Hong Kong) Limited (investment adviser firm, 2017).

Jonathan Davis (1968)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds. Mr. Davis serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Adrien E. Deberghes (1967)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Deberghes also serves as an officer of other funds. He serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), Executive Vice President of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2016-present), and is an employee of Fidelity Investments (2008-present). Previously, Mr. Deberghes served as President and Treasurer of certain Fidelity® funds (2013-2018). Prior to joining Fidelity Investments, Mr. Deberghes was Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005). Previously, Mr. Deberghes served in other fund officer roles.

Laura M. Del Prato (1964)

Year of Election or Appointment: 2018

Assistant Treasurer

Ms. Del Prato also serves as an officer of other funds. Ms. Del Prato is an employee of Fidelity Investments (2017-present). Prior to joining Fidelity Investments, Ms. Del Prato served as a Managing Director and Treasurer of the JPMorgan Mutual Funds (2014-2017). Prior to JPMorgan, Ms. Del Prato served as a partner at Cohen Fund Audit Services (accounting firm, 2012-2013) and KPMG LLP (accounting firm, 2004-2012).

Colm A. Hogan (1973)

Year of Election or Appointment: 2016

Deputy Treasurer

Mr. Hogan also serves as an officer of other funds. Mr. Hogan serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2005-present). Previously, Mr. Hogan served as Assistant Treasurer of certain Fidelity® funds (2016-2018).

Pamela R. Holding (1964)

Year of Election or Appointment: 2018

Vice President

Ms. Holding also serves as Vice President of other funds. Ms. Holding serves as Executive Vice President of Fidelity SelectCo, LLC (2019-present), Co-Head of Equity (2018-present) and is an employee of Fidelity Investments (2013-present). Previously, Ms. Holding served as Chief Investment Officer of Fidelity Institutional Asset Management (2013-2018).

Cynthia Lo Bessette (1969)

Year of Election or Appointment: 2019

Secretary and Chief Legal Officer (CLO)

Ms. Lo Bessette also serves as Secretary and CLO of other funds. She is a Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2019-present), and is an employee of Fidelity Investments. Previously, Ms. Lo Bessette served as Executive Vice President, General Counsel (2016-2019) and Senior Vice President, Deputy General Counsel (2015-2016) of OppenheimerFunds (investment management company) and Deputy Chief Legal Officer (2013-2015) of Jennison Associates LLC (investment adviser firm).

Chris Maher (1972)

Year of Election or Appointment: 2013

Assistant Treasurer

Mr. Maher serves as Assistant Treasurer of other funds. Mr. Maher is Vice President of Valuation Oversight, serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), and is an employee of Fidelity Investments. Previously, Mr. Maher served as Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

Kenneth B. Robins (1969)

Year of Election or Appointment: 2016

Chief Compliance Officer

Mr. Robins also serves as an officer of other funds. Mr. Robins serves as Compliance Officer of Fidelity Management & Research Company and FMR Co., Inc. (investment adviser firms, 2016-present) and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served as Executive Vice President of Fidelity Investments Money Management, Inc. (investment adviser firm, 2013-2016) and served in other fund officer roles.

Stacie M. Smith (1974)

Year of Election or Appointment: 2016

President and Treasurer

Ms. Smith also serves as an officer of other funds. Ms. Smith serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), is an employee of Fidelity Investments (2009-present), and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (accounting firm, 1996-2009). Previously, Ms. Smith served as Assistant Treasurer (2013-2018) and Deputy Treasurer (2013-2016) of certain Fidelity® funds.

Marc L. Spector (1972)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Spector also serves as an officer of other funds. Mr. Spector serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2016-present). Prior to joining Fidelity Investments, Mr. Spector served as Director at the Siegfried Group (accounting firm, 2013-2016), and prior to Siegfried Group as audit senior manager at Deloitte & Touche (accounting firm, 2005-2013).

Jim Wegmann (1979)

Year of Election or Appointment: 2019

Assistant Treasurer

Mr. Wegmann also serves as Assistant Treasurer of other funds. Mr. Wegmann is an employee of Fidelity Investments (2011-present).

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (March 1, 2019 to August 31, 2019).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	Annualized Expense Ratio-A	Beginning Account Value March 1, 2019	Ending Account Value August 31, 2019	Expenses Paid During Period-B March 1, 2019 to August 31, 2019
Balanced	.53%
Actual		$1,000.00	$1,054.10	$2.74
Hypothetical-C		$1,000.00	$1,022.53	$2.70
Class K	.44%
Actual		$1,000.00	$1,054.90	$2.28
Hypothetical-C		$1,000.00	$1,022.99	$2.24

 A Annualized expense ratio reflects expenses net of applicable fee waivers.

 B Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). The fees and expenses of the underlying Fidelity Central Funds in which the Fund invests are not included in each Class' annualized expense ratio. In addition to the expenses noted above, the Fund also indirectly bears its proportional share of the expenses of the underlying Fidelity Central Funds. Annualized expenses of the underlying non-money market Fidelity Central Funds as of their most recent fiscal half year were less than .005%.

 C 5% return per year before expenses

Distributions (Unaudited)

The Board of Trustees of Fidelity Balanced Fund voted to pay to shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities, and dividends derived from net investment income:

	Pay Date	Record Date	Dividends	Capital Gains
Fidelity Balanced Fund
Balanced	10/14/19	10/11/19	$0.116	$0.113
Class K	10/14/19	10/11/19	$0.121	$0.113

The fund hereby designates as a capital gain dividend with respect to the taxable year ended August 31, 2019, $509,749,469, or, if subsequently determined to be different, the net capital gain of such year.

A total of 9.80% of the dividends distributed during the fiscal year was derived from interest on U.S. Government securities which is generally exempt from state income tax.

The fund designates $214,935,254 of distributions paid during the period January 1, 2019 to August 31, 2019 as qualifying to be taxed as interest-related dividends for nonresident alien shareholders.

Balanced designates 5%, 54%, 76%, and 76%; and Class K designates 5%, 52%, 73%, and 73% of the dividends distributed in October 2018, December 2018, April 2019, and July 2019, respectively during the fiscal year as qualifying for the dividends–received deduction for corporate shareholders.

Balanced designates 6%, 61%, 86%, and 86%; and Class K designates 6%, 58%, 83%, and 83%; of the dividends distributed in October 2018, December 2018, April 2019, and July 2019, respectively during the fiscal year as amounts which may be taken into account as a dividend for purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The fund will notify shareholders in January 2020 of amounts for use in preparing 2019 income tax returns.

BAL-ANN-1019
1.536127.123

Fidelity® Puritan® Fund Annual Report August 31, 2019

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of a fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the fund or from your financial intermediary, such as a financial advisor, broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from a fund electronically, by contacting your financial intermediary. For Fidelity customers, visit Fidelity's web site or call Fidelity using the contact information listed below.

You may elect to receive all future reports in paper free of charge. If you wish to continue receiving paper copies of your shareholder reports, you may contact your financial intermediary or, if you are a Fidelity customer, visit Fidelity’s website, or call Fidelity at the applicable toll-free number listed below. Your election to receive reports in paper will apply to all funds held with the fund complex/your financial intermediary.

Account Type	Website	Phone Number
Brokerage, Mutual Fund, or Annuity Contracts:	fidelity.com/mailpreferences	1-800-343-3548
Employer Provided Retirement Accounts:	netbenefits.fidelity.com/preferences (choose 'no' under Required Disclosures to continue to print)	1-800-343-0860
Advisor Sold Accounts Serviced Through Your Financial Intermediary:	Contact Your Financial Intermediary	Your Financial Intermediary's phone number
Advisor Sold Accounts Serviced by Fidelity:	institutional.fidelity.com	1-877-208-0098

Contents

Performance
Management's Discussion of Fund Performance
Investment Summary
Schedule of Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions

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This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. Forms N-PORT are available on the SEC’s web site at http://www.sec.gov. A fund's Forms N-PORT may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE

Neither the Fund nor Fidelity Distributors Corporation is a bank.

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended August 31, 2019	Past 1 year	Past 5 years	Past 10 years
Fidelity® Puritan® Fund	1.17%	7.13%	10.07%
Class K	1.22%	7.22%	10.18%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity® Puritan® Fund, a class of the fund, on August 31, 2009.

The chart shows how the value of your investment would have changed, and also shows how the S&P 500® Index performed over the same period.

Period Ending Values
$26,095	Fidelity® Puritan® Fund
$35,308	S&P 500® Index

Management's Discussion of Fund Performance

Market Recap:  The S&P 500® index gained 2.92% for the 12 months ending August 31, 2019, a choppy period in which stocks seesawed due to trade tension, interest rates, economic data and an inverted yield curve, among other factors. Equities began the new year on a high note after enduring a historically volatile final quarter of 2018. Upbeat company earnings and outlooks, along with signs the Federal Reserve may pause on rates, boosted stocks to an all-time high on April 30. In May, however, the index sunk amid the Fed’s decision to hold interest rates steady and signal it had little appetite to adjust them any time soon, as well as retaliatory tariffs imposed on the U.S. by China. The bull market roared back in June and recorded a series of highs in July, when the Fed cut interest rates for the first time since 2008. Volatility intensified in August, however, as the U.S. Treasury yield curve inverted for the first time since 2007, which some investors viewed as a sign the world's biggest economy could be heading for recession. For the full 12 months, three defensive sectors led the way: utilities (+21%), real estate (+20%) and consumer staples (+16%). In contrast, energy (-20%) was by far the weakest sector, followed by financials (-3%) and materials (-3%). Meanwhile, U.S. taxable investment-grade bonds rose 10.17%, according to the Bloomberg Barclays U.S. Aggregate Bond Index, driven by a change in direction for U.S. policy interest rates, slower economic growth and uncertainty regarding trade policy.

Comments from Lead Portfolio Manager Daniel Kelley:  For the fiscal year, the fund’s share classes shares gained roughly 1%, lagging the 6.22% advance of the Fidelity Puritan Composite Index℠ – a 60/40 blend of the S&P 500® index and the Bloomberg Barclays U.S. Aggregate Bond Index. Versus the Composite index, the biggest detractor the past 12 months was security selection in the equities subportfolio, particularly my picks in the communication services and consumer discretionary sectors. The fund’s investment-grade bond subportfolio topped its benchmark and modestly contributed to the fund’s relative result. Asset allocation, including an overweighting in equities and an underweighting in investment-grade bonds, was a modest detractor. The biggest individual relative detractor was a non-index position in privately owned digital-media company Vice Holding (-54%). We marked down our stake in Vice this period, due to concern related to slowing earnings growth and management changes. Conversely, real estate was a notable bright spot, led by an overweighting in American Tower (+57%), a real estate investment trust (REIT) that rents towers used to build out current- and next-generation cellular service networks. The company appealed to me for its predictable, consistent growth and dividend yield. In addition, I viewed it as a big beneficiary of higher spending on the initial build out of 5G networks.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Notes to shareholders:  On December 31, 2018, former Co-Manager Ramin Arani retired from asset management after nearly 26 years with Fidelity, leaving Dan Kelley – who assumed lead management responsibilities on October 1, 2018 – and Co-Managers Michael Plage and Harley Lank at the helm of the fund. On October 1, 2019, the fund transitioned from a subportfolio structure to central funds for its high-yield and investment-grade bond investments.

Investment Summary (Unaudited)

The information in the following tables is based on the combined investments of the Fund and its pro-rata share of the investments of Fidelity's Fixed-Income Central Funds.

Top Five Stocks as of August 31, 2019

% of fund's net assets
Microsoft Corp.	3.7
Amazon.com, Inc.	2.7
Alphabet, Inc. Class C	2.7
Apple, Inc.	1.7
Visa, Inc. Class A	1.6
12.4

Top Five Bond Issuers as of August 31, 2019

(with maturities greater than one year)	% of fund's net assets
U.S. Treasury Obligations	5.7
Fannie Mae	2.1
Freddie Mac	1.7
Ginnie Mae	1.3
Morgan Stanley	0.6
11.4

Top Five Market Sectors as of August 31, 2019

% of fund's net assets
Information Technology	18.2
Financials	13.4
Health Care	10.8
Consumer Discretionary	9.7
Communication Services	9.3

Asset Allocation (% of fund's net assets)

As of August 31, 2019*
Stocks	66.6%
Bonds	27.1%
Convertible Securities	0.9%
Other Investments	0.8%
Short-Term Investments and Net Other Assets (Liabilities)	4.6%

 * Foreign investments - 10.7%

An unaudited holdings listing for the Fund, which presents direct holdings as well as the pro-rata share of any securities and other investments held indirectly through its investment in underlying non-money market Fidelity Central Funds, is available at fidelity.com and/or institutional.fidelity.com, as applicable.

Percentages are adjusted for the effect of futures contracts and swaps, if applicable.

Percentages in the above tables are adjusted for the effect of TBA Sale Commitments.

Schedule of Investments August 31, 2019

Showing Percentage of Net Assets

Common Stocks - 66.5%
	Shares	Value (000s)
COMMUNICATION SERVICES - 7.6%
Diversified Telecommunication Services - 0.3%
Verizon Communications, Inc.	1,280,154	$74,454
Entertainment - 1.7%
Electronic Arts, Inc. (a)	209,738	19,648
Lions Gate Entertainment Corp. Class B	600,491	5,008
Live Nation Entertainment, Inc. (a)	484,372	33,669
LiveXLive Media, Inc. (a)(b)(c)	6,582,369	14,613
Netflix, Inc. (a)	351,073	103,128
The Void LLC (a)(d)(e)(f)	40,946	11,040
The Walt Disney Co.	1,427,995	196,007
WME Entertainment Parent, LLC Class A (a)(d)(e)(f)	26,182,064	62,837
		445,950
Interactive Media & Services - 4.2%
Alphabet, Inc. Class C (a)	614,843	730,495
Facebook, Inc. Class A (a)	2,152,005	399,563
Twitter, Inc. (a)	274,135	11,692
		1,141,750
Media - 0.9%
Comcast Corp. Class A	4,322,644	191,320
Vice Holding, Inc. (a)(e)(f)	86,301	58,397
		249,717
Wireless Telecommunication Services - 0.5%
T-Mobile U.S., Inc. (a)	1,781,480	139,045

TOTAL COMMUNICATION SERVICES		2,050,916

CONSUMER DISCRETIONARY - 8.4%
Diversified Consumer Services - 0.1%
Afya Ltd.	577,877	12,656
Arco Platform Ltd. Class A	175,546	8,486
ServiceMaster Global Holdings, Inc. (a)	203,359	11,600
		32,742
Hotels, Restaurants & Leisure - 1.3%
Compass Group PLC	1,796,100	45,553
Marriott International, Inc. Class A	71,000	8,950
McDonald's Corp.	981,703	213,982
Restaurant Brands International, Inc. (b)	922,291	72,354
Vail Resorts, Inc.	17,943	4,240
		345,079
Household Durables - 0.1%
Blu Homes, Inc. (a)(e)(f)	14,988,638	26
D.R. Horton, Inc.	770,370	38,110
		38,136
Internet & Direct Marketing Retail - 3.6%
Alibaba Group Holding Ltd. sponsored ADR (a)	383,191	67,070
Amazon.com, Inc. (a)	411,730	731,352
Etsy, Inc. (a)	163,169	8,614
GrubHub, Inc. (a)(b)	230,571	13,682
MercadoLibre, Inc. (a)	116,632	69,349
Pinduoduo, Inc. ADR (a)	1,490,529	48,845
The Booking Holdings, Inc. (a)	13,258	26,071
		964,983
Multiline Retail - 0.8%
Dollar General Corp.	374,667	58,482
Dollar Tree, Inc. (a)	1,542,335	156,593
		215,075
Specialty Retail - 1.2%
Five Below, Inc. (a)	80,875	9,937
Lowe's Companies, Inc.	932,105	104,582
The Home Depot, Inc.	511,861	116,658
TJX Companies, Inc.	1,210,037	66,516
Ulta Beauty, Inc. (a)	89,219	21,210
		318,903
Textiles, Apparel & Luxury Goods - 1.3%
Brunello Cucinelli SpA	1,535,400	47,654
LVMH Moet Hennessy Louis Vuitton SE	253,614	101,138
NIKE, Inc. Class B	1,669,633	141,084
Tory Burch LLC:
Class A (a)(d)(e)(f)	702,741	39,475
Class B (a)(d)(e)(f)	324,840	19,159
		348,510

TOTAL CONSUMER DISCRETIONARY		2,263,428

CONSUMER STAPLES - 4.5%
Beverages - 1.5%
Keurig Dr. Pepper, Inc.	1,741,207	47,500
Monster Beverage Corp. (a)	1,834,618	107,637
PepsiCo, Inc.	321,984	44,025
The Coca-Cola Co.	3,757,141	206,793
		405,955
Food & Staples Retailing - 1.3%
Costco Wholesale Corp.	352,475	103,896
Walmart, Inc.	2,273,129	259,728
		363,624
Food Products - 0.1%
Darling International, Inc. (a)	1,748,684	32,526
Household Products - 1.3%
Kimberly-Clark Corp.	389,272	54,930
Procter & Gamble Co.	2,463,728	296,214
		351,144
Personal Products - 0.3%
Estee Lauder Companies, Inc. Class A	330,956	65,526
L'Oreal SA (a)	10,567	2,887
		68,413

TOTAL CONSUMER STAPLES		1,221,662

ENERGY - 0.9%
Oil, Gas & Consumable Fuels - 0.9%
Hess Corp.	1,781,580	112,150
Parsley Energy, Inc. Class A	931,368	16,681
Pioneer Natural Resources Co.	570,641	70,429
Reliance Industries Ltd.	1,904,500	33,279
		232,539
FINANCIALS - 7.4%
Banks - 3.0%
Bank of America Corp.	12,944,367	356,100
Citigroup, Inc.	966,346	62,184
HDFC Bank Ltd. sponsored ADR	428,863	46,231
JPMorgan Chase & Co.	2,114,154	232,261
M&T Bank Corp.	532,393	77,841
SunTrust Banks, Inc.	476,011	29,279
		803,896
Capital Markets - 2.6%
CME Group, Inc.	739,966	160,787
E*TRADE Financial Corp.	484,272	20,214
IntercontinentalExchange, Inc.	531,822	49,715
London Stock Exchange Group PLC	325,800	27,568
Moody's Corp.	181,148	39,052
Morningstar, Inc.	403,003	65,117
MSCI, Inc.	472,654	110,899
S&P Global, Inc.	571,441	148,683
The Blackstone Group LP	1,707,284	84,954
Tradeweb Markets, Inc. Class A	78,652	3,350
		710,339
Consumer Finance - 0.6%
American Express Co.	1,403,971	168,996
Diversified Financial Services - 0.9%
Berkshire Hathaway, Inc. Class B (a)	1,110,796	225,947
Insurance - 0.3%
American International Group, Inc.	1,265,707	65,867
MetLife, Inc.	353,884	15,677
		81,544

TOTAL FINANCIALS		1,990,722

HEALTH CARE - 9.7%
Biotechnology - 2.1%
AbbVie, Inc.	1,435,189	94,349
ACADIA Pharmaceuticals, Inc. (a)	857,798	23,727
Alexion Pharmaceuticals, Inc. (a)	131,442	13,244
Amgen, Inc.	1,082,125	225,753
Blueprint Medicines Corp. (a)	120,819	9,263
Neurocrine Biosciences, Inc. (a)	474,931	47,218
Sarepta Therapeutics, Inc. (a)	123,212	11,108
Vertex Pharmaceuticals, Inc. (a)	726,010	130,696
		555,358
Health Care Equipment & Supplies - 4.5%
Alcon, Inc. (a)	1,201,310	73,232
Becton, Dickinson & Co.	696,802	176,932
Boston Scientific Corp. (a)	5,336,167	228,014
Danaher Corp.	1,737,541	246,887
DexCom, Inc. (a)	106,133	18,213
Edwards Lifesciences Corp. (a)	377,446	83,733
Hologic, Inc. (a)	1,288,917	63,634
Intuitive Surgical, Inc. (a)	152,560	78,010
Stryker Corp.	982,679	216,838
Teleflex, Inc.	65,294	23,762
		1,209,255
Health Care Providers & Services - 0.9%
Humana, Inc.	132,659	37,570
UnitedHealth Group, Inc.	881,605	206,296
		243,866
Life Sciences Tools & Services - 0.8%
Bruker Corp.	991,868	42,819
Thermo Fisher Scientific, Inc.	629,714	180,766
		223,585
Pharmaceuticals - 1.4%
AstraZeneca PLC sponsored ADR	3,836,624	172,763
Corteva, Inc.	1,022,641	29,984
Roche Holding AG (participation certificate)	100,430	27,444
Zoetis, Inc. Class A	1,177,571	148,869
		379,060

TOTAL HEALTH CARE		2,611,124

INDUSTRIALS - 4.8%
Aerospace & Defense - 1.3%
Northrop Grumman Corp.	749,237	275,622
Space Exploration Technologies Corp.:
Class A (a)(e)(f)	41,122	8,800
Class C (a)(e)(f)	5,607	1,200
TransDigm Group, Inc.	133,080	71,640
		357,262
Air Freight & Logistics - 0.1%
United Parcel Service, Inc. Class B	301,150	35,734
Airlines - 0.2%
Delta Air Lines, Inc.	1,065,539	61,652
Commercial Services & Supplies - 0.1%
Copart, Inc. (a)	154,513	11,649
TulCo LLC (a)(d)(e)(f)	42,857	23,493
		35,142
Construction & Engineering - 0.3%
Jacobs Engineering Group, Inc.	727,726	64,666
Electrical Equipment - 0.4%
AMETEK, Inc.	1,042,212	89,557
Fortive Corp.	142,010	10,069
		99,626
Industrial Conglomerates - 0.4%
General Electric Co.	13,111,610	108,171
Machinery - 0.3%
Deere & Co.	51,365	7,957
Gardner Denver Holdings, Inc. (a)	1,844,597	52,903
Ingersoll-Rand PLC	164,481	19,917
		80,777
Professional Services - 0.4%
IHS Markit Ltd. (a)	1,507,855	98,930
Road & Rail - 1.3%
Lyft, Inc.	1,014,908	49,700
Norfolk Southern Corp.	371,727	64,699
Uber Technologies, Inc.	1,596,241	49,390
Union Pacific Corp.	1,097,438	177,741
		341,530

TOTAL INDUSTRIALS		1,283,490

INFORMATION TECHNOLOGY - 17.9%
Communications Equipment - 0.5%
Cisco Systems, Inc.	2,777,701	130,024
Electronic Equipment & Components - 0.0%
Amphenol Corp. Class A	161,370	14,126
IT Services - 5.5%
Accenture PLC Class A	1,035,379	205,181
Adyen BV (a)(g)	10,362	7,503
Automatic Data Processing, Inc.	524,124	89,017
EPAM Systems, Inc. (a)	10,666	2,041
Fidelity National Information Services, Inc.	1,419,134	193,314
Fiserv, Inc. (a)	355,943	38,065
Global Payments, Inc.	235,509	39,090
GoDaddy, Inc. (a)	450,479	28,533
MasterCard, Inc. Class A	1,126,945	317,089
MongoDB, Inc. Class A (a)	267,088	40,680
PagSeguro Digital Ltd. (a)	169,465	8,466
PayPal Holdings, Inc. (a)	911,824	99,434
Visa, Inc. Class A	2,312,306	418,111
		1,486,524
Semiconductors & Semiconductor Equipment - 3.1%
Advanced Micro Devices, Inc. (a)	1,247,032	39,219
Analog Devices, Inc.	1,309,722	143,847
ASML Holding NV	531,623	118,345
Broadcom, Inc.	107,660	30,429
Lam Research Corp.	654,849	137,852
Marvell Technology Group Ltd.	2,492,706	59,750
Micron Technology, Inc. (a)	200,000	9,054
NVIDIA Corp.	217,892	36,499
NXP Semiconductors NV	926,976	94,681
Qualcomm, Inc.	1,361,058	105,849
Xilinx, Inc.	482,482	50,207
		825,732
Software - 7.1%
Adobe, Inc. (a)	680,653	193,653
Atom Tickets LLC (a)(d)(e)(f)	2,580,511	3,871
Black Knight, Inc. (a)	587,274	36,558
Ceridian HCM Holding, Inc. (a)	578,618	33,427
DocuSign, Inc. (a)	57,563	2,688
Guidewire Software, Inc. (a)	169,465	16,299
HubSpot, Inc. (a)	78,552	15,685
Intuit, Inc.	539,700	155,628
Microsoft Corp.	7,335,361	1,011,252
Salesforce.com, Inc. (a)	1,352,869	211,142
ServiceNow, Inc. (a)	50,000	13,092
Splunk, Inc. (a)	175,189	19,590
The Trade Desk, Inc. (a)(b)	128,694	31,629
Workday, Inc. Class A (a)	906,540	160,711
		1,905,225
Technology Hardware, Storage & Peripherals - 1.7%
Apple, Inc.	2,225,329	464,515

TOTAL INFORMATION TECHNOLOGY		4,826,146

MATERIALS - 1.7%
Chemicals - 1.1%
CF Industries Holdings, Inc.	1,682,991	81,103
Linde PLC	588,665	111,205
Nutrien Ltd. (b)	942,952	47,487
Sherwin-Williams Co.	133,379	70,257
		310,052
Containers & Packaging - 0.2%
Avery Dennison Corp.	381,224	44,058
Metals & Mining - 0.4%
Barrick Gold Corp.	5,224,537	101,252
Franco-Nevada Corp.	155,500	15,190
		116,442

TOTAL MATERIALS		470,552

REAL ESTATE - 3.0%
Equity Real Estate Investment Trusts (REITs) - 3.0%
American Tower Corp.	1,252,549	288,324
Ant International Co. Ltd. Class C (a)(e)(f)	1,782,512	12,834
Crown Castle International Corp.	1,378,551	200,124
Equinix, Inc.	219,618	122,169
Equity Residential (SBI)	490,046	41,536
Public Storage	238,747	63,206
SBA Communications Corp. Class A	363,852	95,486
		823,679
UTILITIES - 0.6%
Electric Utilities - 0.6%
NextEra Energy, Inc.	597,983	131,006
Vistra Energy Corp.	1,384,012	34,531
		165,537
TOTAL COMMON STOCKS
(Cost $13,101,877)		17,939,795

Convertible Preferred Stocks - 0.8%
CONSUMER DISCRETIONARY - 0.7%
Hotels, Restaurants & Leisure - 0.1%
Neutron Holdings, Inc.:
Series C (a)(e)(f)	38,589,900	9,358
Series D (e)(f)	40,824,742	9,900
		19,258
Internet & Direct Marketing Retail - 0.1%
The Honest Co., Inc.:
Series D (a)(e)(f)	196,700	9,001
Series E (a)(e)(f)	1,020,158	19,995
		28,996
Leisure Products - 0.2%
Peloton Interactive, Inc. Series E (a)(e)	1,846,568	48,195
Specialty Retail - 0.1%
Moda Operandi, Inc.:
Series E (a)(e)(f)	508,444	12,650
Series F (a)(e)(f)	157,251	3,912
		16,562
Textiles, Apparel & Luxury Goods - 0.2%
Goop International Holdings, Inc.:
Series C (a)(e)(f)	1,881,874	27,494
Series D (e)(f)	342,241	5,000
Rent the Runway, Inc.:
Series E (a)(e)(f)	1,378,930	30,824
Series F (e)(f)	223,676	5,000
		68,318

TOTAL CONSUMER DISCRETIONARY		181,329

HEALTH CARE - 0.1%
Biotechnology - 0.0%
Generation Bio Series B (a)(e)(f)	370,500	3,368
Health Care Providers & Services - 0.1%
Get Heal, Inc. Series B (a)(e)(f)	8,512,822	145
Mulberry Health, Inc.:
Series A-8(a)(e)(f)	2,960,879	20,845
Series A-9(a)(e)(f)	700,782	4,934
Series AA-9(a)(e)(f)	58,145	409
		26,333

TOTAL HEALTH CARE		29,701

INDUSTRIALS - 0.0%
Aerospace & Defense - 0.0%
Space Exploration Technologies Corp. Series H (a)(e)(f)	51,921	11,111
INFORMATION TECHNOLOGY - 0.0%
Software - 0.0%
Jello Labs, Inc. Series C (a)(e)(f)	1,050,307	0
TOTAL CONVERTIBLE PREFERRED STOCKS
(Cost $199,646)		222,141

Fixed-Income Funds - 31.9%
Fidelity High Income Central Fund (h)	12,187,043	1,357,271
Fidelity Investment Grade Bond Central Fund (h)	64,048,057	7,256,004
TOTAL FIXED-INCOME FUNDS
(Cost $8,291,025)		8,613,275

Money Market Funds - 0.8%
Fidelity Cash Central Fund 2.13% (i)	185,470,342	185,507
Fidelity Securities Lending Cash Central Fund 2.13% (i)(j)	25,457,954	25,461
TOTAL MONEY MARKET FUNDS
(Cost $210,967)		210,968
TOTAL INVESTMENT IN SECURITIES - 100.0%
(Cost $21,803,515)		26,986,179
NET OTHER ASSETS (LIABILITIES) - 0.0%		(5,346)
NET ASSETS - 100%		$26,980,833

Values shown as $0 in the Schedule of Investments may reflect amounts less than $500.

Legend

 (a) Non-income producing

 (b) Security or a portion of the security is on loan at period end.

 (c) Affiliated company

 (d) Investment is owned by a wholly-owned subsidiary (Subsidiary) that is treated as a corporation for U.S. tax purposes.

 (e) Restricted securities - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues). At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $463,273,000 or 1.7% of net assets.

 (f) Level 3 security

 (g) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $7,503,000 or 0.0% of net assets.

 (h) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. A complete unaudited schedule of portfolio holdings for each Fidelity Central Fund is filed with the SEC for the first and third quarters of each fiscal year on Form N-PORT and is available upon request or at the SEC's website at www.sec.gov. An unaudited holdings listing for the Fund, which presents direct holdings as well as the pro-rata share of securities and other investments held indirectly through its investment in underlying non-money market Fidelity Central Funds, is available at fidelity.com and/or institutional.fidelity.com, as applicable. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

 (i) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

 (j) Investment made with cash collateral received from securities on loan.

Additional information on each restricted holding is as follows:

Security	Acquisition Date	Acquisition Cost (000s)
Ant International Co. Ltd. Class C	5/16/18	$10,000
Atom Tickets LLC	8/15/17	$15,000
Blu Homes, Inc.	6/10/13	$5,000
Generation Bio Series B	2/21/18	$3,388
Get Heal, Inc. Series B	11/7/16	$2,597
Goop International Holdings, Inc. Series C	12/15/17	$20,000
Goop International Holdings, Inc. Series D	6/21/19	$5,000
Jello Labs, Inc. Series C	12/22/16	$17,000
Moda Operandi, Inc. Series E	12/18/14	$20,000
Moda Operandi, Inc. Series F	12/13/17	$8,526
Mulberry Health, Inc. Series A-8	1/20/16	$20,000
Mulberry Health, Inc. Series A-9	3/23/18	$5,000
Mulberry Health, Inc. Series AA-9	3/23/18	$170
Neutron Holdings, Inc. Series C	7/3/18	$7,056
Neutron Holdings, Inc. Series D	1/25/19	$9,900
Peloton Interactive, Inc. Series E	3/31/17	$10,000
Rent the Runway, Inc. Series E	12/22/16	$30,000
Rent the Runway, Inc. Series F	3/21/19	$5,000
Space Exploration Technologies Corp. Class A	9/11/17	$5,551
Space Exploration Technologies Corp. Class C	9/11/17	$757
Space Exploration Technologies Corp. Series H	8/4/17	$7,009
The Honest Co., Inc. Series D	8/3/15	$9,000
The Honest Co., Inc. Series E	9/28/17	$20,000
The Void LLC	12/21/17	$20,000
Tory Burch LLC Class A	5/14/15	$50,000
Tory Burch LLC Class B	12/31/12	$17,505
TulCo LLC	8/24/17 - 12/14/17	$15,000
Vice Holding, Inc.	8/3/12 - 7/18/14	$61,641
WME Entertainment Parent, LLC Class A	4/13/16 - 8/16/16	$50,000

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
(Amounts in thousands)
Fidelity Cash Central Fund	$14,427
Fidelity High Income Central Fund	29,051
Fidelity Investment Grade Bond Central Fund	82,617
Fidelity Mortgage Backed Securities Central Fund	38,681
Fidelity Securities Lending Cash Central Fund	1,547
Total	$166,323

Amounts in the income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line-item in the Statement of Operations, if applicable. Amount for Fidelity Securities Lending Cash Central Fund represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities.

Fiscal year to date information regarding the Fund’s investments in non-Money Market Central Funds, including the ownership percentage, is presented below.

Fund (Amounts in thousands)	Value, beginning of period	Purchases(a)	Sales Proceeds(a)	Realized Gain/Loss	Change in Unrealized appreciation (depreciation)	Value, end of period	% ownership, end of period
Fidelity High Income Central Fund	$--	$1,413,989	$54,048	$(430)	$(2,240)	$1,357,271	52.2%
Fidelity Investment Grade Bond Central Fund	--	7,690,706	776,732	17,540	324,490	7,256,004	47.0%
Fidelity Mortgage Backed Securities Central Fund	1,547,167	434,549	2,023,773	48,328	(6,271)	--	0.0%
Total	$1,547,167	$9,539,244	$2,854,553	$65,438	$315,979	$8,613,275

 (a) Includes the value of shares purchased or redeemed through in-kind transactions, if applicable.

Other Affiliated Issuers

An affiliated company is a company in which the Fund has ownership of at least 5% of the voting securities. Fiscal year to date transactions with companies which are or were affiliates are as follows:

Affiliate (Amounts in thousands)	Value, beginning of period	Purchases	Sales Proceeds(a)	Dividend Income	Realized Gain (loss)	Change in Unrealized appreciation (depreciation)	Value, end of period
LiveXLive Media, Inc.	$20,381	$5,642	$156	$--	$(38)	$(11,216)	$14,613
Total	$20,381	$5,642	$156	$--	$(38)	$(11,216)	$14,613

 (a) Includes the value of securities delivered through in-kind transactions, if applicable.

Investment Valuation

The following is a summary of the inputs used, as of August 31, 2019, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
(Amounts in thousands)
Investments in Securities:
Equities:
Communication Services	$2,050,916	$1,918,642	$--	$132,274
Consumer Discretionary	2,444,757	2,058,077	194,886	191,794
Consumer Staples	1,221,662	1,221,662	--	--
Energy	232,539	232,539	--	--
Financials	1,990,722	1,990,722	--	--
Health Care	2,640,825	2,583,680	27,444	29,701
Industrials	1,294,601	1,200,607	49,390	44,604
Information Technology	4,826,146	4,822,275	--	3,871
Materials	470,552	470,552	--	--
Real Estate	823,679	810,845	--	12,834
Utilities	165,537	165,537	--	--
Fixed-Income Funds	8,613,275	8,613,275	--	--
Money Market Funds	210,968	210,968	--	--
Total Investments in Securities:	$26,986,179	$26,299,381	$271,720	$415,078

The following is a reconciliation of Investments in Securities for which Level 3 inputs were used in determining value:

(Amounts in thousands)
Investments in Securities:
Equities - Consumer Discretionary
Beginning Balance	$418,843
Net Realized Gain (Loss) on Investment Securities	207
Net Unrealized Gain (Loss) on Investment Securities	(218,713)
Cost of Purchases	24,937
Proceeds of Sales	(6,815)
Amortization/Accretion	--
Transfers into Level 3	--
Transfers out of Level 3	(26,665)
Ending Balance	$191,794
The change in unrealized gain (loss) for the period attributable to Level 3 securities held at August 31, 2019	$(171,338)
Other Investments in Securities
Beginning Balance	$248,058
Net Realized Gain (Loss) on Investment Securities	(7,491)
Net Unrealized Gain (Loss) on Investment Securities	63,780
Cost of Purchases	65
Proceeds of Sales	(81,162)
Amortization/Accretion	34
Transfers into Level 3	--
Transfers out of Level 3	--
Ending Balance	$223,284
The change in unrealized gain (loss) for the period attributable to Level 3 securities held at August 31, 2019	$114,516

The information used in the above reconciliations represents fiscal year to date activity for any Investments in Securities identified as using Level 3 inputs at either the beginning or the end of the current fiscal period. Transfers in or out of Level 3 represent the beginning value of any Security or Instrument where a change in the pricing level occurred from the beginning to the end of the period. The cost of purchases and the proceeds of sales may include securities received or delivered through corporate actions or exchanges. Realized and unrealized gains (losses) disclosed in the reconciliations are included in Net Gain (Loss) on the Fund's Statement of Operations.

Other Information

The composition of credit quality ratings as a percentage of Total Net Assets is as follows (Unaudited):

U.S. Government and U.S. Government Agency Obligations	10.9%
AAA,AA,A	3.1%
BBB	8.0%
BB	2.7%
B	1.9%
CCC,CC,C	0.9%
D	0.1%
Not Rated	0.4%
Equities	67.4%
Short-Term Investments and Net Other Assets	4.6%
100.0%

We have used ratings from Moody's Investors Service, Inc. Where Moody's® ratings are not available, we have used S&P® ratings. All ratings are as of the date indicated and do not reflect subsequent changes.

Distribution of investments by country or territory of incorporation, as a percentage of Total Net Assets, is as follows (Unaudited):

United States of America	89.3%
Canada	1.6%
Netherlands	1.6%
United Kingdom	1.5%
Ireland	1.3%
Cayman Islands	1.1%
Others (Individually Less Than 1%)	3.6%
100.0%

The information in the above tables is based on the combined investments of the fund and its pro-rata share of the investments of Fidelity's Fixed-Income Central Funds.

See accompanying notes which are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities

Amounts in thousands (except per-share amounts)		August 31, 2019
Assets
Investment in securities, at value (including securities loaned of $25,102) — See accompanying schedule: Unaffiliated issuers (cost $13,279,994)	$18,147,323
Fidelity Central Funds (cost $8,501,992)	8,824,243
Other affiliated issuers (cost $21,529)	14,613
Total Investment in Securities (cost $21,803,515)		$26,986,179
Restricted cash		116
Receivable for investments sold		83,954
Receivable for fund shares sold		16,638
Dividends receivable		17,197
Interest receivable		88
Distributions receivable from Fidelity Central Funds		450
Prepaid expenses		61
Other receivables		1,628
Total assets		27,106,311
Liabilities
Payable to custodian bank	$31
Payable for investments purchased	67,953
Payable for fund shares redeemed	19,295
Accrued management fee	8,645
Other affiliated payables	2,732
Other payables and accrued expenses	1,351
Collateral on securities loaned	25,471
Total liabilities		125,478
Net Assets		$26,980,833
Net Assets consist of:
Paid in capital		$21,282,334
Total distributable earnings (loss)		5,698,499
Net Assets		$26,980,833
Net Asset Value and Maximum Offering Price
Puritan:
Net Asset Value, offering price and redemption price per share ($21,319,113 ÷ 961,735 shares)		$22.17
Class K:
Net Asset Value, offering price and redemption price per share ($5,661,720 ÷ 255,580 shares)		$22.15

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

Amounts in thousands		Year ended August 31, 2019
Investment Income
Dividends		$228,158
Interest (including $208 from security lending)		179,284
Income from Fidelity Central Funds (including $1,547 from security lending)		165,778
Total income		573,220
Expenses
Management fee	$105,445
Transfer agent fees	30,908
Accounting and security lending fees	2,241
Custodian fees and expenses	275
Independent trustees' fees and expenses	162
Registration fees	244
Audit	167
Legal	59
Miscellaneous	186
Total expenses before reductions	139,687
Expense reductions	(1,264)
Total expenses after reductions		138,423
Net investment income (loss)		434,797
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers (net of foreign taxes of $241)	1,820,117
Redemptions in-kind with affiliated entities	180,914
Fidelity Central Funds	65,432
Other affiliated issuers	(38)
Foreign currency transactions	182
Futures contracts	(33,040)
Capital gain distributions from Fidelity Central Funds	545
Total net realized gain (loss)		2,034,112
Change in net unrealized appreciation (depreciation) on:
Investment securities:
Unaffiliated issuers (net of decrease in deferred foreign taxes of $236)	(2,600,119)
Fidelity Central Funds	315,985
Other affiliated issuers	(11,216)
Assets and liabilities in foreign currencies	(5)
Total change in net unrealized appreciation (depreciation)		(2,295,355)
Net gain (loss)		(261,243)
Net increase (decrease) in net assets resulting from operations		$173,554

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

Amounts in thousands	Year ended August 31, 2019	Year ended August 31, 2018
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$434,797	$434,354
Net realized gain (loss)	2,034,112	2,067,514
Change in net unrealized appreciation (depreciation)	(2,295,355)	1,226,331
Net increase (decrease) in net assets resulting from operations	173,554	3,728,199
Distributions to shareholders	(3,621,517)	–
Distributions to shareholders from net investment income	–	(374,856)
Distributions to shareholders from net realized gain	–	(766,442)
Total distributions	(3,621,517)	(1,141,298)
Share transactions - net increase (decrease)	953,016	559,715
Total increase (decrease) in net assets	(2,494,947)	3,146,616
Net Assets
Beginning of period	29,475,780	26,329,164
End of period	$26,980,833	$29,475,780
Other Information
Undistributed net investment income end of period		$116,716

See accompanying notes which are an integral part of the financial statements.

Financial Highlights

Fidelity Puritan Fund

Years ended August 31,	2019	2018	2017	2016	2015
Selected Per–Share Data
Net asset value, beginning of period	$25.10	$22.90	$21.07	$21.02	$22.91
Income from Investment Operations
Net investment income (loss)A	.34	.37	.37	.36	.47B
Net realized and unrealized gain (loss)	(.27)	2.81	2.21	1.10	(.33)
Total from investment operations	.07	3.18	2.58	1.46	.14
Distributions from net investment income	(.36)C	(.32)	(.39)C	(.34)	(.46)
Distributions from net realized gain	(2.63)C	(.67)	(.36)C	(1.07)	(1.57)
Total distributions	(3.00)D	(.98)E	(.75)	(1.41)	(2.03)
Net asset value, end of period	$22.17	$25.10	$22.90	$21.07	$21.02
Total ReturnF	1.17%	14.34%	12.64%	7.36%	.87%
Ratios to Average Net AssetsG,H
Expenses before reductions	.53%	.54%	.55%	.56%	.56%
Expenses net of fee waivers, if any	.53%	.53%	.55%	.56%	.56%
Expenses net of all reductions	.53%	.53%	.55%	.55%	.55%
Net investment income (loss)	1.58%	1.54%	1.73%	1.77%	2.13%B
Supplemental Data
Net assets, end of period (in millions)	$21,319	$22,864	$20,132	$19,754	$18,812
Portfolio turnover rateI	132%J	44%J	45%	36%	106%

 A Calculated based on average shares outstanding during the period.

 B Net investment income per share reflects a large, non-recurring dividend which amounted to $.13 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been 1.55%.

 C The amounts shown reflect certain reclassifications related to book to tax differences that were made in the year shown.

 D Total distributions of $3.00 per share is comprised of distributions from net investment income of $.369 and distributions from net realized gain of $2.628 per share.

 E Total distributions of $.98 per share is comprised of distributions from net investment income of $.318 and distributions from net realized gain of $.666 per share.

 F Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 G Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. Based on their most recent shareholder report date, the expenses of any underlying non-money market Fidelity Central Funds were less than .005%.

 H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 I Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

 J Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Fidelity Puritan Fund Class K

Years ended August 31,	2019	2018	2017	2016	2015
Selected Per–Share Data
Net asset value, beginning of period	$25.09	$22.89	$21.06	$21.01	$22.90
Income from Investment Operations
Net investment income (loss)A	.36	.39	.39	.38	.49B
Net realized and unrealized gain (loss)	(.28)	2.81	2.21	1.10	(.33)
Total from investment operations	.08	3.20	2.60	1.48	.16
Distributions from net investment income	(.38)C	(.34)	(.41)C	(.36)	(.48)
Distributions from net realized gain	(2.63)C	(.67)	(.36)C	(1.07)	(1.57)
Total distributions	(3.02)D	(1.00)E	(.77)	(1.43)	(2.05)
Net asset value, end of period	$22.15	$25.09	$22.89	$21.06	$21.01
Total ReturnF	1.22%	14.44%	12.76%	7.48%	.96%
Ratios to Average Net AssetsG,H
Expenses before reductions	.45%	.45%	.46%	.46%	.46%
Expenses net of fee waivers, if any	.45%	.45%	.46%	.46%	.46%
Expenses net of all reductions	.44%	.44%	.45%	.46%	.46%
Net investment income (loss)	1.67%	1.63%	1.82%	1.86%	2.23%B
Supplemental Data
Net assets, end of period (in millions)	$5,662	$6,612	$6,198	$6,009	$5,939
Portfolio turnover rateI	132%J	44%J	45%	36%	106%

 A Calculated based on average shares outstanding during the period.

 B Net investment income per share reflects a large, non-recurring dividend which amounted to $.13 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been 1.65%.

 C The amounts shown reflect certain reclassifications related to book to tax differences that were made in the year shown.

 D Total distributions of $3.02 per share is comprised of distributions from net investment income of $.389 and distributions from net realized gain of $2.628 per share.

 E Total distributions of $1.00 per share is comprised of distributions from net investment income of $.337 and distributions from net realized gain of $.666 per share.

 F Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 G Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. Based on their most recent shareholder report date, the expenses of any underlying non-money market Fidelity Central Funds were less than .005%.

 H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 I Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

 J Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended August 31, 2019
(Amounts in thousands except percentages)

1. Organization.

Fidelity Puritan Fund (the Fund) is a fund of Fidelity Puritan Trust (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Puritan and Class K shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

Based on its investment objective, each Fidelity Central Fund may invest or participate in various investment vehicles or strategies that are similar to those of the Fund. These strategies are consistent with the investment objectives of the Fund and may involve certain economic risks which may cause a decline in value of each of the Fidelity Central Funds and thus a decline in the value of the Fund. The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date ranged from less than .005% to .01%. The following summarizes the Fund's investment in each non-money market Fidelity Central Fund.

Fidelity Central Fund	Investment Manager	Investment Objective	Investment Practices	Expense Ratio(a)
Fidelity High Income Central Fund	FMR Co., Inc. (FMRC)	Seeks a high level of income and may also seek capital appreciation by investing primarily in debt securities, preferred stocks, and convertible securities, with an emphasis on lower-quality debt securities.	Loans & Direct Debt Instruments Restricted Securities	Less than .005%
Fidelity Mortgage Backed Securities Central Fund	FIMM	Seeks a high level of income by normally investing in investment-grade mortgage-related securities and repurchase agreements for those securities.	Delayed Delivery & When Issued Securities Futures Options Swaps	Less than .005%
Fidelity Investment Grade Bond Central Fund	FIMM	Seeks a high level of income by normally investing in investment–grade debt securities.	Delayed Delivery & When Issued Securities Futures Repurchase Agreements Restricted Securities Swaps	Less than .005%

 (a) Expenses expressed as a percentage of average net assets and are as of each underlying Central Fund's most recent annual or semi-annual shareholder report.

An unaudited holdings listing for the Fund, which presents direct holdings as well as the pro-rata share of any securities and other investments held indirectly through its investment in underlying non-money market Fidelity Central Funds, is available at fidelity.com. A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds which contain the significant accounting policies (including investment valuation policies) of those funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services – Investments Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fair Value Committee (the Committee) established by the Fund's investment adviser. In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy. Equity securities, including restricted securities, for which observable inputs are not available are valued using alternate valuation approaches, including the market approach and the income approach and are categorized as Level 3 in the hierarchy. The market approach generally consists of using comparable market transactions while the income approach generally consists of using the net present value of estimated future cash flows, adjusted as appropriate for liquidity, credit, market and/or other risk factors.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

The following provides information on Level 3 securities held by the Fund that were valued at period end based on unobservable inputs. These amounts exclude valuations provided by a broker.

Asset Type	Fair Value	Valuation Technique(s)	Unobservable Input	Amount or Range/Weighted Average	Impact to Valuation from an Increase in Input(a)
Equities	$415,078	Market comparable	Enterprise value/Sales multiple (EV/S)	1.2 - 8.1 / 3.6	Increase
			Transaction price	$9.15	Increase
			Discount rate	6.0% - 60.0% / 16.8%	Decrease
			Discount for lack of marketability	10.0% - 25.0% / 11.2%	Decrease
			Liquidity preference	$19.60 - $45.76 / $27.72	Increase
			Enterprise value/EBITDA (EV/EBITDA)	10.5 - 11.6 / 11.1	Increase
			Proxy discount	0.6%	Decrease
			Premium rate	25.1% - 75.7% / 56.1%	Increase
		Recovery value	Recovery value	0.0%	Increase
		Market approach	Transaction price	$0.00 - $548.17 / $141.27	Increase

 (a) Represents the directional change in the fair value of the Level 3 investments that could have resulted from an increase in the corresponding input as of period end. A decrease to the unobservable input would have had the opposite effect. Significant changes in these inputs may have resulted in a significantly higher or lower fair value measurement at period end.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of August 31, 2019, as well as a roll forward of Level 3 investments, is included at the end of the Fund's Schedule of Investments.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Certain distributions received by the Fund represent a return of capital or capital gain. The Fund determines the components of these distributions subsequent to the ex-dividend date, based upon receipt of tax filings or other correspondence relating to the underlying investment. These distributions are recorded as a reduction of cost of investments and/or as a realized gain. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Paid in Kind (PIK) income is recorded at the fair market value of the securities received. The principal amount on inflation-indexed securities is periodically adjusted to the rate of inflation and interest is accrued based on the principal amount. The adjustments to principal due to inflation are reflected as increases or decreases to Interest in the accompanying Statement of Operations. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent fees incurred. Certain expense reductions may also differ by class. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Deferred Trustee Compensation. Under a Deferred Compensation Plan (the Plan) for the Fund, certain independent Trustees have elected to defer receipt of a portion of their annual compensation. Deferred amounts are invested in a cross-section of Fidelity funds, are marked-to-market and remain in the Fund until distributed in accordance with the Plan. The investment of deferred amounts and the offsetting payable to the Trustees of $1,254 are included in the accompanying Statement of Assets and Liabilities in other receivables and other payables and accrued expenses, respectively.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of August 31, 2019, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests. The Fund is subject to a tax imposed on capital gains by certain countries in which it invests. An estimated deferred tax liability for net unrealized appreciation on the applicable securities is included in Other payables and accrued expenses on the Statement of Assets & Liabilities.

Distributions are declared and recorded on the ex-dividend date. Income and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences resulted in distribution reclassifications. In addition, the Fund claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to the short-term gain distributions from the Underlying Funds, futures contracts, foreign currency transactions, certain foreign taxes, passive foreign investment companies (PFIC), market discount, contingent interest, deferred trustees compensation, redemptions in kind, partnerships (including allocations from Fidelity Central Funds), equity-debt classifications, losses deferred due to wash sales and excise tax regulations.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

Gross unrealized appreciation	$5,496,234
Gross unrealized depreciation	(345,058)
Net unrealized appreciation (depreciation)	$5,151,176
Tax Cost	$21,835,003

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$76,039
Undistributed long-term capital gain	$547,309
Net unrealized appreciation (depreciation) on securities and other investments	$5,151,175

The Fund intends to elect to defer to its next fiscal year $75,000 of capital losses recognized during the period November 1, 2018 to August 31, 2019.

The tax character of distributions paid was as follows:

	August 31, 2019	August 31, 2018
Ordinary Income	$457,412	$ 404,001
Long-term Capital Gains	3,164,105	737,297
Total	$3,621,517	$ 1,141,298

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

Consolidated Subsidiary. The Fund invests in certain investments through a wholly-owned subsidiary ("Subsidiary"), which may be subject to federal and state taxes upon disposition.

As of period end, the Fund held an investment of $159,991 in these Subsidiaries, representing .59% of the Fund's net assets. The financial statements have been consolidated and include accounts of the Fund and each Subsidiary. Accordingly, all inter-company transactions and balances have been eliminated.

Any cash held by the Subsidiaries is restricted as to its use and is presented as Restricted cash in the Statement of Assets and Liabilities.

New Rule Issuance. During August 2018, the U.S. Securities and Exchange Commission issued Final Rule Release No. 33-10532, Disclosure Update and Simplification. This Final Rule includes amendments specific to registered investment companies that are intended to eliminate overlap in disclosure requirements between Regulation S-X and GAAP. In accordance with these amendments, certain line-items in the Fund's financial statements have been combined or removed for the current period as outlined in the table below.

Financial Statement	Current Line-Item Presentation (As Applicable)	Prior Line-Item Presentation (As Applicable)
Statement of Assets and Liabilities	Total distributable earnings (loss)	Undistributed/Distributions in excess of/Accumulated net investment income (loss) Accumulated/Undistributed net realized gain (loss) Net unrealized appreciation (depreciation)
Statement of Changes in Net Assets	N/A - removed	Undistributed/Distributions in excess of/Accumulated net investment income (loss) end of period
Statement of Changes in Net Assets	Distributions to shareholders	Distributions to shareholders from net investment income Distributions to shareholders from net realized gain
Distributions to Shareholders Note to Financial Statements	Distributions to shareholders	Distributions to shareholders from net investment income Distributions to shareholders from net realized gain

4. Derivative Instruments.

Risk Exposures and the Use of Derivative Instruments. The Fund's investment objective allows the Fund to enter into various types of derivative contracts, including futures contracts. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or over-the-counter (OTC). Derivatives may involve a future commitment to buy or sell a specified asset based on specified terms, to exchange future cash flows at periodic intervals based on a notional principal amount, or for one party to make one or more payments upon the occurrence of specified events in exchange for periodic payments from the other party.

The Fund used derivatives to increase returns and to manage exposure to certain risks as defined below. The success of any strategy involving derivatives depends on analysis of numerous economic factors, and if the strategies for investment do not work as intended, the Fund may not achieve its objectives.

The Fund's use of derivatives increased or decreased its exposure to the following risk:

Equity Risk	Equity risk relates to the fluctuations in the value of financial instruments as a result of changes in market prices (other than those arising from interest rate risk or foreign exchange risk), whether caused by factors specific to an individual investment, its issuer, or all factors affecting all instruments traded in a market or market segment.

The Fund is also exposed to additional risks from investing in derivatives, such as liquidity risk and counterparty credit risk. Liquidity risk is the risk that the Fund will be unable to close out the derivative in the open market in a timely manner. Counterparty credit risk is the risk that the counterparty will not be able to fulfill its obligation to the Fund. Counterparty credit risk related to exchange-traded futures contracts may be mitigated by the protection provided by the exchange on which they trade.

Investing in derivatives may involve greater risks than investing in the underlying assets directly and, to varying degrees, may involve risk of loss in excess of any initial investment and collateral received and amounts recognized in the Statement of Assets and Liabilities. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.

Futures Contracts. A futures contract is an agreement between two parties to buy or sell a specified underlying instrument for a fixed price at a specified future date. The Fund used futures contracts to manage its exposure to the stock market.

Upon entering into a futures contract, a fund is required to deposit either cash or securities (initial margin) with a clearing broker in an amount equal to a certain percentage of the face value of the contract. Futures contracts are marked-to-market daily and subsequent daily payments (variation margin) are made or received by a fund depending on the daily fluctuations in the value of the futures contracts and are recorded as unrealized appreciation or (depreciation). This receivable and/or payable, if any, is included in daily variation margin on futures contracts in the Statement of Assets and Liabilities. Realized gain or (loss) is recorded upon the expiration or closing of a futures contract. The net realized gain (loss) and change in net unrealized appreciation (depreciation) on futures contracts during the period is presented in the Statement of Operations.

Any open futures contracts at period end are presented in the Schedule of Investments under the caption "Futures Contracts". The notional amount at value reflects each contract's exposure to the underlying instrument or index at period end. For the period, the average monthly notional amount at value for futures contracts in the aggregate was $4,164.

5. Purchases and Sales of Investments.

Purchases and sales of securities (including the Fixed-Income Central Funds), other than short-term securities, U.S. government securities, and certain in-kind transactions, aggregated $33,294,762 and $31,334,633, respectively.

6. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .15% of the Fund's average net assets and an annualized group fee rate that averaged .24% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by the investment adviser, including any mutual funds previously advised by the investment adviser that are currently advised by Fidelity SelectCo, LLC, an affiliate of the investment adviser. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the reporting period, the total annual management fee rate was .39% of the Fund's average net assets.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc., (FIIOC), an affiliate of the investment adviser, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of Puritan, except for Class K. FIIOC receives an asset-based fee of Class K's average net assets. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements.

For the period, transfer agent fees for each class were as follows:

	Amount	% of Class-Level Average Net Assets
Puritan	$28,191.13
Class K	2,717.05
	$30,908

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. Prior to April 1, 2019, FSC had a separate agreement with the Fund for administration of the security lending program, based on the number and duration of lending transactions. For the period, the total fees paid for accounting and administration of securities lending were equivalent to an annual rate of .01%.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were $518 for the period.

Interfund Trades. The Fund may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note.

Affiliated Exchanges In-Kind. During the period, the Fund completed exchanges in-kind with Fidelity Investment Grade Bond Central Fund and Fidelity High Income Central Fund (formerly Fidelity High Income Central Fund 2). The Fund delivered investments, including accrued interest, and cash valued at $7,608,088 and $1,384,938 to Fidelity Investment Grade Bond Central Fund and Fidelity High Income Central Fund in exchange for 70,309 and 12,414 shares, respectively. The net realized gain of $157,088 on investments delivered through in-kind redemptions is included in the accompanying Statement of Operations. The Fund recognized gains for federal income tax purposes.

In addition, the Fund redeemed 18,856 shares of Fidelity Mortgage Backed Securities Central Fund in exchange for investments and cash, including accrued interest, with a value of $2,023,773. The net realized gains of $48,383 on the Fund's redemptions of Fidelity Mortgage Backed Securities Central Fund shares are included in "Net realized gain (loss) on Investment securities: Fidelity Central Funds" in the accompanying Statement of Operations. The Fund recognized gains on the exchanges for federal income tax purposes.

Affiliated Redemptions In-Kind. During the period, 3,722 shares of the Fund were redeemed in-kind for investments and cash with a value of $81,770. The net realized gain of $23,826 on investments delivered through in-kind redemptions is included in the accompanying Statement of Operations. The amount of the in-kind redemptions is included in share transactions in the accompanying Statement of Changes in Net Assets as well as the Notes to Financial Statements. The Fund recognized no gain or loss for federal income tax purposes.

Prior Fiscal Year Affiliated Exchanges In-Kind. During the prior period, the Fund completed an exchange in-kind with Fidelity Mortgage Back Securities Central Fund. The Fund delivered investments, including accrued interest valued at $74,989 (which included $19 of unrealized depreciation), in exchange for 695 shares of Fidelity Mortgage Backed Securities Central Fund. The Fund generally did not recognize gain or loss for federal income tax purposes.

Other. During the period, the investment adviser reimbursed the Fund for certain losses in the amount of $63.

7. Committed Line of Credit.

The Fund participates with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $74 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, the Fund did not borrow on this line of credit.

8. Security Lending.

The Fund lends portfolio securities from time to time in order to earn additional income. For equity securities, lending agents are used, including National Financial Services (NFS), an affiliate of the Fund. Pursuant to a securities lending agreement, NFS will receive a fee, which is capped at 9.9% of daily lending revenue, for its services as lending agent. The Fund may lend securities to certain qualified borrowers, including NFS. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. The Fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Fund may apply collateral received from the borrower against the obligation. The Fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is maintained at the Fund's custodian and/or invested in cash equivalents and/or the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. The value of securities loaned to NFS, as affiliated borrower, at period end was $202. Total fees paid by the Fund to NFS, as lending agent, amounted to $1. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Total security lending income during the period is presented in the Statement of Operations as a component of interest income. Net income from the Fidelity Securities Lending Cash Central Fund during the period is presented in the Statement of Operations as a component of income from Fidelity Central Funds (and includes $106 from securities loaned to NFS, as affiliated borrower).

9. Expense Reductions.

Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of the Fund include an amount in addition to trade execution, which may be rebated back to the Fund to offset certain expenses. This amount totaled $1,000 for the period. In addition, through arrangements with the Fund's custodian and each class' transfer agent, credits realized as a result of certain uninvested cash balances were used to reduce the Fund's expenses. During the period, custodian credits reduced the Fund's expenses by $26. During the period, transfer agent credits reduced each class' expenses as noted in the table below.

Expense reduction
Puritan	$31

In addition, during the period the investment adviser reimbursed and/or waived a portion of fund-level operating expenses in the amount of $207.

10. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

	Year ended August 31, 2019	Year ended August 31, 2018
Distributions to shareholders
Puritan	$2,813,985	$–
Class K	807,532	–
Total	$3,621,517	$–
From net investment income
Puritan	$–	$284,446
Class K	–	90,410
Total	$–	$374,856
From net realized gain
Puritan	$–	$586,678
Class K	–	179,764
Total	$–	$766,442

11. Share Transactions.

Share transactions for each class were as follows and may contain automatic conversions between classes or exchanges between affiliated funds:

	Shares	Shares	Dollars	Dollars
	Year ended August 31, 2019	Year ended August 31, 2018	Year ended August 31, 2019	Year ended August 31, 2018
Puritan
Shares sold	89,485	116,115	$1,968,246	$2,767,345
Reinvestment of distributions	124,730	35,650	2,667,252	823,587
Shares redeemed	(163,199)	(120,147)	(3,514,587)	(2,852,632)
Net increase (decrease)	51,016	31,618	$1,120,911	$738,300
Class K
Shares sold	32,207	38,459	$703,067	$912,229
Reinvestment of distributions	37,792	11,704	807,484	270,174
Shares redeemed	(77,948)(a)	(57,431)	(1,678,446)(a)	(1,360,988)
Net increase (decrease)	(7,949)	(7,268)	$(167,895)	$(178,585)

 (a) Amount includes in-kind redemptions (see the Affiliated Redemptions In-Kind note for additional details).

12. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Fidelity Puritan Trust and Shareholders of Fidelity Puritan Fund:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Fidelity Puritan Fund (one of the funds constituting Fidelity Puritan Trust, referred to hereafter as the “Fund”) as of August 31, 2019, the related statement of operations for the year ended August 31, 2019, the statement of changes in net assets for each of the two years in the period ended August 31, 2019, including the related notes, and the financial highlights for each of the five years in the period ended August 31, 2019 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of August 31, 2019, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended August 31, 2019 and the financial highlights for each of the five years in the period ended August 31, 2019 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of August 31, 2019 by correspondence with the custodian, issuers of privately offered securities and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts

October 17, 2019

We have served as the auditor of one or more investment companies in the Fidelity group of funds since 1932.

Trustees and Officers

The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance.  Except for Jonathan Chiel, each of the Trustees oversees 298 funds. Mr. Chiel oversees 170 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust.  Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee.  Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs.  The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees.  Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544 if you’re an individual investing directly with Fidelity, call 1-800-835-5092 if you’re a plan sponsor or participant with Fidelity as your recordkeeper or call 1-877-208-0098 on institutional accounts or if you’re an advisor or invest through one.

Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. James C. Curvey is an interested person and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity® funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's high income and certain equity funds, and other Boards oversee Fidelity's investment-grade bond, money market, asset allocation, and other equity funds. The asset allocation funds may invest in Fidelity® funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity® funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks.  The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above.  Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates, and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees.  While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees.  Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity® funds.  The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."

Interested Trustees*:

Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Jonathan Chiel (1957)

Year of Election or Appointment: 2016

Trustee

Mr. Chiel also serves as Trustee of other Fidelity® funds. Mr. Chiel is Executive Vice President and General Counsel for FMR LLC (diversified financial services company, 2012-present). Previously, Mr. Chiel served as general counsel (2004-2012) and senior vice president and deputy general counsel (2000-2004) for John Hancock Financial Services; a partner with Choate, Hall & Stewart (1996-2000) (law firm); and an Assistant United States Attorney for the United States Attorney’s Office of the District of Massachusetts (1986-95), including Chief of the Criminal Division (1993-1995). Mr. Chiel is a director on the boards of the Boston Bar Foundation and the Maimonides School.

James C. Curvey (1935)

Year of Election or Appointment: 2007

Trustee

Chairman of the Board of Trustees

Mr. Curvey also serves as Trustee of other Fidelity® funds. Mr. Curvey is Vice Chairman (2007-present) and Director of FMR LLC (diversified financial services company). In addition, Mr. Curvey is an Overseer Emeritus for the Boston Symphony Orchestra, a Director of Artis-Naples, and a Trustee of Brewster Academy in Wolfeboro, New Hampshire. Previously, Mr. Curvey served as a Director of Fidelity Research & Analysis Co. (investment adviser firm, 2009-2018), Director of Fidelity Investments Money Management, Inc. (investment adviser firm, 2009-2014) and a Director of FMR and FMR Co., Inc. (investment adviser firms, 2007-2014).

 * Determined to be an “Interested Trustee” by virtue of, among other things, his or her affiliation with the trust or various entities under common control with FMR.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Dennis J. Dirks (1948)

Year of Election or Appointment: 2005

Trustee

Mr. Dirks also serves as Trustee of other Fidelity® funds. Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008), as a member of the Independent Directors Council (IDC) Governing Council (2010-2015), and as a member of the Board of Directors for The Brookville Center for Children’s Services, Inc. (2009-2017). Mr. Dirks is a member of the Finance Committee (2016-present) and Board of Directors (2017-present) and is Treasurer (2018-present) of the Asolo Repertory Theatre.

Donald F. Donahue (1950)

Year of Election or Appointment: 2018

Trustee

Mr. Donahue also serves as a Trustee of other Fidelity® funds. Mr. Donahue is President and Chief Executive Officer of Miranda Partners, LLC (risk consulting for the financial services industry, 2012-present). Previously, Mr. Donahue served as a Member of the Advisory Board of certain Fidelity® funds (2015-2018) and Chief Executive Officer (2006-2012), Chief Operating Officer (2003-2006), and Managing Director, Customer Marketing and Development (1999-2003) of The Depository Trust & Clearing Corporation (financial markets infrastructure). Mr. Donahue serves as a Member (2007-present) and Co-Chairman (2016-present) of the Board of Directors of United Way of New York, Member of the Board of Directors of NYC Leadership Academy (2012-present) and Member of the Board of Advisors of Ripple Labs, Inc. (financial services, 2015-present). He also served as Chairman (2010-2012) and Member of the Board of Directors (2012-2013) of Omgeo, LLC (financial services), Treasurer of United Way of New York (2012-2016), and Member of the Board of Directors of XBRL US (financial services non-profit, 2009-2012) and the International Securities Services Association (2009-2012).

Alan J. Lacy (1953)

Year of Election or Appointment: 2008

Trustee

Mr. Lacy also serves as Trustee of other Fidelity® funds. Mr. Lacy serves as a Director of Bristol-Myers Squibb Company (global pharmaceuticals, 2008-present). He is a Trustee of the California Chapter of The Nature Conservancy (2015-present) and a Director of the Center for Advanced Study in the Behavioral Sciences at Stanford University (2015-present). In addition, Mr. Lacy served as Senior Adviser (2007-2014) of Oak Hill Capital Partners, L.P. (private equity) and also served as Chief Executive Officer (2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation (retail) and Chief Executive Officer and Chairman of the Board of Sears, Roebuck and Co. (retail, 2000-2005). Previously, Mr. Lacy served as Chairman (2014-2017) and a member (2010-2017) of the Board of Directors of Dave & Buster’s Entertainment, Inc. (restaurant and entertainment complexes), as Chairman (2008-2011) and a member (2006-2015) of the Board of Trustees of the National Parks Conservation Association, and as a member of the Board of Directors for The Hillman Companies, Inc. (hardware wholesalers, 2010-2014), Earth Fare, Inc. (retail grocery, 2010-2014), and The Western Union Company (global money transfer, 2006-2011).

Ned C. Lautenbach (1944)

Year of Election or Appointment: 2000

Trustee

Chairman of the Independent Trustees

Mr. Lautenbach also serves as Trustee of other Fidelity® funds. Mr. Lautenbach currently serves as Chair (2018-present) and Member (2013-present) of the Board of Governors, State University System of Florida and is a member of the Council on Foreign Relations (1994-present). He is also a member and has most recently served as Chairman of the Board of Directors of Artis-Naples (2012-present). Previously, Mr. Lautenbach served as a member and then Lead Director of the Board of Directors of Eaton Corporation (diversified industrial, 1997-2016). He was also a Partner and Advisory Partner at Clayton, Dubilier & Rice, LLC (private equity investment, 1998-2010), as well as a Director of Sony Corporation (2006-2007). In addition, Mr. Lautenbach also had a 30-year career with IBM (technology company) during which time he served as Senior Vice President and a member of the Corporate Executive Committee (1968-1998).

Joseph Mauriello (1944)

Year of Election or Appointment: 2008

Trustee

Mr. Mauriello also serves as Trustee of other Fidelity® funds. Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Independent Directors Council (IDC) Governing Council (2015-present). Previously, Mr. Mauriello served as a member of the Board of Directors of XL Group plc. (global insurance and re-insurance, 2006-2018).

Cornelia M. Small (1944)

Year of Election or Appointment: 2005

Trustee

Ms. Small also serves as Trustee of other Fidelity® funds. Ms. Small is a member of the Board of Directors (2009-present) and Chair of the Investment Committee (2010-present) of the Teagle Foundation. Ms. Small also serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson (2002-2008) and a member of the Investment Committee and Chairperson (2008-2012) and a member of the Board of Trustees of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

Garnett A. Smith (1947)

Year of Election or Appointment: 2018

Trustee

Mr. Smith also serves as Trustee of other Fidelity® funds. Prior to Mr. Smith's retirement, he served as Chairman and Chief Executive Officer of Inbrand Corp. (manufacturer of personal absorbent products, 1990-1997). He also served as President (1986-1990) of Inbrand Corp. Prior to his employment with Inbrand Corp., he was employed by a retail fabric chain and North Carolina National Bank. In addition, Mr. Smith served as a Member of the Advisory Board of certain Fidelity® funds (2012-2013) and as a board member of the Jackson Hole Land Trust (2009-2012).

David M. Thomas (1949)

Year of Election or Appointment: 2008

Trustee

Mr. Thomas also serves as Trustee of other Fidelity® funds. Mr. Thomas serves as Non-Executive Chairman of the Board of Directors of Fortune Brands Home and Security (home and security products, 2011-present) and as a member of the Board of Directors (2004-present) and Presiding Director (2013-present) of Interpublic Group of Companies, Inc. (marketing communication). Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions), a Director of Fortune Brands, Inc. (consumer products, 2000-2011), and a member of the Board of Trustees of the University of Florida (2013-2018).

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Advisory Board Members and Officers:

Correspondence intended for a Member of the Advisory Board (if any) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.  Correspondence intended for an officer or Peter S. Lynch may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.  Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation

Vicki L. Fuller (1957)

Year of Election or Appointment: 2018

Member of the Advisory Board

Ms. Fuller also serves as Member of the Advisory Board of other Fidelity® funds. Ms. Fuller serves as a member of the Board of Directors, Audit Committee, and Nominating and Governance Committee of The Williams Companies, Inc. (natural gas infrastructure, 2018-present). Previously, Ms. Fuller served as the Chief Investment Officer of the New York State Common Retirement Fund (2012-2018) and held a variety of positions at AllianceBernstein L.P. (global asset management, 1985-2012), including Managing Director (2006-2012) and Senior Vice President and Senior Portfolio Manager (2001-2006).

Peter S. Lynch (1944)

Year of Election or Appointment: 2003

Member of the Advisory Board

Mr. Lynch also serves as Member of the Advisory Board of other Fidelity® funds. Mr. Lynch is Vice Chairman and a Director of FMR (investment adviser firm) and FMR Co., Inc. (investment adviser firm). In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

Michael E. Wiley (1950)

Year of Election or Appointment: 2018

Member of the Advisory Board

Mr. Wiley also serves as Trustee or Member of the Advisory Board of other Fidelity® funds. Mr. Wiley serves as a Director of High Point Resources (exploration and production, 2005-present). Previously, Mr. Wiley served as a Director of Andeavor Corporation (independent oil refiner and marketer, 2005-2018), a Director of Andeavor Logistics LP (natural resources logistics, 2015-2018), a Director of Post Oak Bank (privately-held bank, 2004-2018), a Director of Asia Pacific Exploration Consolidated (international oil and gas exploration and production, 2008-2013), a member of the Board of Trustees of the University of Tulsa (2000-2006; 2007-2010), a Senior Energy Advisor of Katzenbach Partners, LLC (consulting, 2006-2007), an Advisory Director of Riverstone Holdings (private investment), a Director of Spinnaker Exploration Company (exploration and production, 2001-2005) and Chairman, President, and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004).

Elizabeth Paige Baumann (1968)

Year of Election or Appointment: 2017

Anti-Money Laundering (AML) Officer

Ms. Baumann also serves as AML Officer of other funds. She is Chief AML Officer (2012-present) and Senior Vice President (2014-present) of FMR LLC (diversified financial services company) and is an employee of Fidelity Investments. Previously, Ms. Baumann served as AML Officer of the funds (2012-2016), and Vice President (2007-2014) and Deputy Anti-Money Laundering Officer (2007-2012) of FMR LLC.

Craig S. Brown (1977)

Year of Election or Appointment: 2019

Assistant Treasurer

Mr. Brown also serves as Assistant Treasurer of other funds. Mr. Brown is an employee of Fidelity Investments (2013-present).

John J. Burke III (1964)

Year of Election or Appointment: 2018

Chief Financial Officer

Mr. Burke also serves as Chief Financial Officer of other funds. Mr. Burke serves as Head of Investment Operations for Fidelity Fund and Investment Operations (2018-present) and is an employee of Fidelity Investments (1998-present). Previously Mr. Burke served as head of Asset Management Investment Operations (2012-2018).

William C. Coffey (1969)

Year of Election or Appointment: 2019

Assistant Secretary

Mr. Coffey also serves as Assistant Secretary of other funds. He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Secretary and CLO of certain funds (2018-2019); CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company and FMR Co., Inc. (investment adviser firms, 2018-2019); Secretary of Fidelity SelectCo, LLC and Fidelity Investments Money Management, Inc. (investment adviser firms, 2018-2019); CLO of Fidelity Management & Research (Hong Kong) Limited, FMR Investment Management (UK) Limited, and Fidelity Management & Research (Japan) Limited (investment adviser firms, 2018-2019); and Assistant Secretary of certain funds (2009-2018).

Timothy M. Cohen (1969)

Year of Election or Appointment: 2018

Vice President

Mr. Cohen also serves as Vice President of other funds. Mr. Cohen serves as Executive Vice President of Fidelity SelectCo, LLC (2019-present), Co-Head of Equity (2018-present), a Director of Fidelity Management & Research (Japan) Limited (investment adviser firm, 2016-present), and is an employee of Fidelity Investments. Previously, Mr. Cohen served as Head of Global Equity Research (2016-2018), Chief Investment Officer - Equity and a Director of Fidelity Management & Research (U.K.) Inc. (investment adviser firm, 2013-2015) and as a Director of Fidelity Management & Research (Hong Kong) Limited (investment adviser firm, 2017).

Jonathan Davis (1968)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds. Mr. Davis serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Adrien E. Deberghes (1967)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Deberghes also serves as an officer of other funds. He serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), Executive Vice President of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2016-present), and is an employee of Fidelity Investments (2008-present). Previously, Mr. Deberghes served as President and Treasurer of certain Fidelity® funds (2013-2018). Prior to joining Fidelity Investments, Mr. Deberghes was Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005). Previously, Mr. Deberghes served in other fund officer roles.

Laura M. Del Prato (1964)

Year of Election or Appointment: 2018

Assistant Treasurer

Ms. Del Prato also serves as an officer of other funds. Ms. Del Prato is an employee of Fidelity Investments (2017-present). Prior to joining Fidelity Investments, Ms. Del Prato served as a Managing Director and Treasurer of the JPMorgan Mutual Funds (2014-2017). Prior to JPMorgan, Ms. Del Prato served as a partner at Cohen Fund Audit Services (accounting firm, 2012-2013) and KPMG LLP (accounting firm, 2004-2012).

Colm A. Hogan (1973)

Year of Election or Appointment: 2016

Deputy Treasurer

Mr. Hogan also serves as an officer of other funds. Mr. Hogan serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2005-present). Previously, Mr. Hogan served as Assistant Treasurer of certain Fidelity® funds (2016-2018).

Pamela R. Holding (1964)

Year of Election or Appointment: 2018

Vice President

Ms. Holding also serves as Vice President of other funds. Ms. Holding serves as Executive Vice President of Fidelity SelectCo, LLC (2019-present), Co-Head of Equity (2018-present) and is an employee of Fidelity Investments (2013-present). Previously, Ms. Holding served as Chief Investment Officer of Fidelity Institutional Asset Management (2013-2018).

Cynthia Lo Bessette (1969)

Year of Election or Appointment: 2019

Secretary and Chief Legal Officer (CLO)

Ms. Lo Bessette also serves as Secretary and CLO of other funds. She is a Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2019-present), and is an employee of Fidelity Investments. Previously, Ms. Lo Bessette served as Executive Vice President, General Counsel (2016-2019) and Senior Vice President, Deputy General Counsel (2015-2016) of OppenheimerFunds (investment management company) and Deputy Chief Legal Officer (2013-2015) of Jennison Associates LLC (investment adviser firm).

Chris Maher (1972)

Year of Election or Appointment: 2013

Assistant Treasurer

Mr. Maher serves as Assistant Treasurer of other funds. Mr. Maher is Vice President of Valuation Oversight, serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), and is an employee of Fidelity Investments. Previously, Mr. Maher served as Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

Kenneth B. Robins (1969)

Year of Election or Appointment: 2016

Chief Compliance Officer

Mr. Robins also serves as an officer of other funds. Mr. Robins serves as Compliance Officer of Fidelity Management & Research Company and FMR Co., Inc. (investment adviser firms, 2016-present) and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served as Executive Vice President of Fidelity Investments Money Management, Inc. (investment adviser firm, 2013-2016) and served in other fund officer roles.

Stacie M. Smith (1974)

Year of Election or Appointment: 2016

President and Treasurer

Ms. Smith also serves as an officer of other funds. Ms. Smith serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), is an employee of Fidelity Investments (2009-present), and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (accounting firm, 1996-2009). Previously, Ms. Smith served as Assistant Treasurer (2013-2018) and Deputy Treasurer (2013-2016) of certain Fidelity® funds.

Marc L. Spector (1972)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Spector also serves as an officer of other funds. Mr. Spector serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2016-present). Prior to joining Fidelity Investments, Mr. Spector served as Director at the Siegfried Group (accounting firm, 2013-2016), and prior to Siegfried Group as audit senior manager at Deloitte & Touche (accounting firm, 2005-2013).

Jim Wegmann (1979)

Year of Election or Appointment: 2019

Assistant Treasurer

Mr. Wegmann also serves as Assistant Treasurer of other funds. Mr. Wegmann is an employee of Fidelity Investments (2011-present).

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (March 1, 2019 to August 31, 2019).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	Annualized Expense Ratio-A	Beginning Account Value March 1, 2019	Ending Account Value August 31, 2019	Expenses Paid During Period-B March 1, 2019 to August 31, 2019
Puritan	.53%
Actual		$1,000.00	$1,055.60	$2.75
Hypothetical-C		$1,000.00	$1,022.53	$2.70
Class K	.44%
Actual		$1,000.00	$1,056.10	$2.28
Hypothetical-C		$1,000.00	$1,022.99	$2.24

 A Annualized expense ratio reflects expenses net of applicable fee waivers.

 B Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). The fees and expenses of the underlying Fidelity Central Funds in which the Fund invests are not included in each Class' annualized expense ratio. In addition to the expenses noted above, the Fund also indirectly bears its proportional share of the expenses of the underlying Fidelity Central Funds. Annualized expenses of the underlying non-money market Fidelity Central Funds as of their most recent fiscal half year were less than .005%.

 C 5% return per year before expenses

Distributions (Unaudited)

The Board of Trustees of Fidelity Puritan Fund voted to pay to shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities, and dividends derived from net investment income:

	Pay Date	Record Date	Dividends	Capital Gains
Fidelity Puritan Fund
Puritan	10/14/19	10/11/19	$0.083	$0.457
Class K	10/14/19	10/11/19	$0.088	$0.457

The fund hereby designates as a capital gain dividend with respect to the taxable year ended August 31, 2019, $2,050,734,464, or, if subsequently determined to be different, the net capital gain of such year.

A total of 10.20% of the dividends distributed during the fiscal year was derived from interest on U.S. Government securities which is generally exempt from state income tax.

The fund designates $109,112,954 of distributions paid during the period January 1, 2019 to August 31, 2019 as qualifying to be taxed as interest-related dividends for nonresident alien shareholders.

Puritan designates 9%, 43%, 57%, and 57%; Class K designates 9%, 41%, 54%, and 54% of the dividends distributed in October, December, April and July, respectively during the fiscal year as qualifying for the dividends–received deduction for corporate shareholders.

Puritan designates 11%, 47%, 66%, and 66%; Class K designates 10%, 44%, 62%, and 62% of the dividends distributed in October, December, April and July, respectively during the fiscal year as amounts which may be taken into account as a dividend for purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The fund will notify shareholders in January 2020 of amounts for use in preparing 2019 income tax returns.

PUR-ANN-1019
1.536193.123

Fidelity® Balanced K6 Fund Annual Report August 31, 2019

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of a fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the fund or from your financial intermediary, such as a financial advisor, broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from a fund electronically, by contacting your financial intermediary. For Fidelity customers, visit Fidelity's web site or call Fidelity using the contact information listed below.

You may elect to receive all future reports in paper free of charge. If you wish to continue receiving paper copies of your shareholder reports, you may contact your financial intermediary or, if you are a Fidelity customer, visit Fidelity’s website, or call Fidelity at the applicable toll-free number listed below. Your election to receive reports in paper will apply to all funds held with the fund complex/your financial intermediary.

Account Type	Website	Phone Number
Brokerage, Mutual Fund, or Annuity Contracts:	fidelity.com/mailpreferences	1-800-343-3548
Employer Provided Retirement Accounts:	netbenefits.fidelity.com/preferences (choose 'no' under Required Disclosures to continue to print)	1-800-343-0860
Advisor Sold Accounts Serviced Through Your Financial Intermediary:	Contact Your Financial Intermediary	Your Financial Intermediary's phone number
Advisor Sold Accounts Serviced by Fidelity:	institutional.fidelity.com	1-877-208-0098

Contents

Investment Summary
Schedule of Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions
Board Approval of Investment Advisory Contracts and Management Fees

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-800-835-5092 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2019 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. Forms N-PORT are available on the SEC’s web site at http://www.sec.gov. A fund's Forms N-PORT may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE

Neither the Fund nor Fidelity Distributors Corporation is a bank.

Investment Summary (Unaudited)

The information in the following tables is based on the combined investments of the Fund and its pro-rata share of the investments of Fidelity's Fixed-Income Central Funds.

Top Five Stocks as of August 31, 2019

% of fund's net assets
Microsoft Corp.	3.4
Apple, Inc.	2.4
Amazon.com, Inc.	1.8
Alphabet, Inc. Class C	1.6
Facebook, Inc. Class A	1.5
10.7

Top Five Bond Issuers as of August 31, 2019

(with maturities greater than one year)	% of fund's net assets
U.S. Treasury Obligations	6.5
Fannie Mae	2.4
Ginnie Mae	2.4
Freddie Mac	1.9
Morgan Stanley	0.6
13.8

Top Five Market Sectors as of August 31, 2019

% of fund's net assets
Financials	14.5
Information Technology	13.3
Health Care	10.0
Communication Services	7.9
Consumer Discretionary	7.4

Asset Allocation (% of fund's net assets)

As of August 31, 2019*
Stocks	63.7%
Bonds	31.2%
Other Investments	0.5%
Short-Term Investments and Net Other Assets (Liabilities)	4.6%

 * Foreign investments – 9.8%

An unaudited holdings listing for the Fund, which presents direct holdings as well as the pro-rata share of any securities and other investments held indirectly through its investment in underlying non-money market Fidelity Central Funds, is available at fidelity.com and/or institutional.fidelity.com, as applicable.

Percentages in the above tables are adjusted for the effect of TBA Sale Commitments.

Schedule of Investments August 31, 2019

Showing Percentage of Net Assets

Common Stocks - 63.6%
	Shares	Value
COMMUNICATION SERVICES - 6.5%
Diversified Telecommunication Services - 0.6%
AT&T, Inc.	256	$9,027
CenturyLink, Inc.	15	171
		9,198
Entertainment - 1.5%
Activision Blizzard, Inc.	98	4,959
DouYu International Holdings Ltd. ADR	33	312
Electronic Arts, Inc. (a)	23	2,155
Netflix, Inc. (a)	19	5,581
Take-Two Interactive Software, Inc. (a)	6	792
The Walt Disney Co.	71	9,745
Viacom, Inc. Class B (non-vtg.)	16	400
		23,944
Interactive Media & Services - 3.9%
Alphabet, Inc.:
Class A (a)	6	7,143
Class C (a)	22	26,138
Facebook, Inc. Class A (a)	131	24,323
Momo, Inc. ADR	18	662
Tencent Holdings Ltd.	101	4,170
Twitter, Inc. (a)	28	1,194
		63,630
Media - 0.4%
Comcast Corp. Class A	162	7,170
Discovery Communications, Inc. Class A (a)	11	304
		7,474
Wireless Telecommunication Services - 0.1%
Boingo Wireless, Inc. (a)	21	270
T-Mobile U.S., Inc. (a)	19	1,483
		1,753

TOTAL COMMUNICATION SERVICES		105,999

CONSUMER DISCRETIONARY - 7.0%
Auto Components - 0.1%
Aptiv PLC	23	1,913
Distributors - 0.1%
LKQ Corp. (a)	51	1,340
Hotels, Restaurants & Leisure - 1.6%
ARAMARK Holdings Corp.	38	1,553
Cedar Fair LP (depositary unit)	25	1,400
Churchill Downs, Inc.	4	493
Compass Group PLC	129	3,272
Dunkin' Brands Group, Inc.	14	1,154
Marriott International, Inc. Class A	23	2,899
McDonald's Corp.	48	10,463
Starbucks Corp.	32	3,090
Wyndham Hotels & Resorts, Inc.	20	1,028
		25,352
Household Durables - 0.2%
Lennar Corp. Class A	66	3,366
Internet & Direct Marketing Retail - 2.7%
Alibaba Group Holding Ltd. sponsored ADR (a)	21	3,676
Amazon.com, Inc. (a)	16	28,421
MakeMyTrip Ltd. (a)	8	184
Meituan Dianping Class B	636	6,019
Naspers Ltd. Class N	2	455
Pinduoduo, Inc. ADR (a)	54	1,770
The Booking Holdings, Inc. (a)	2	3,933
Waitr Holdings, Inc. (a)	39	67
		44,525
Leisure Products - 0.0%
Mattel, Inc. (a)	69	676
Multiline Retail - 0.2%
Dollar Tree, Inc. (a)	31	3,147
Specialty Retail - 1.7%
Lowe's Companies, Inc.	52	5,834
O'Reilly Automotive, Inc. (a)	5	1,919
The Children's Place Retail Stores, Inc.	8	698
The Home Depot, Inc.	55	12,535
TJX Companies, Inc.	111	6,102
		27,088
Textiles, Apparel & Luxury Goods - 0.4%
NIKE, Inc. Class B	40	3,380
Prada SpA	165	462
PVH Corp.	10	758
Rattler Midstream LP	22	403
Tapestry, Inc.	48	991
		5,994

TOTAL CONSUMER DISCRETIONARY		113,401

CONSUMER STAPLES - 4.4%
Beverages - 1.3%
Constellation Brands, Inc. Class A (sub. vtg.)	16	3,270
Diageo PLC	23	985
Keurig Dr. Pepper, Inc.	26	709
Monster Beverage Corp. (a)	38	2,229
PepsiCo, Inc.	24	3,282
The Coca-Cola Co.	202	11,118
		21,593
Food & Staples Retailing - 0.7%
Costco Wholesale Corp.	6	1,769
Kroger Co.	39	924
Sysco Corp.	33	2,453
U.S. Foods Holding Corp. (a)	78	3,155
Walmart, Inc.	25	2,857
		11,158
Food Products - 0.7%
Bunge Ltd.	20	1,068
Conagra Brands, Inc.	45	1,276
Mondelez International, Inc.	123	6,792
The Kraft Heinz Co.	37	944
The Simply Good Foods Co. (a)	24	711
		10,791
Household Products - 1.0%
Colgate-Palmolive Co.	65	4,820
Energizer Holdings, Inc.	23	886
Procter & Gamble Co.	94	11,302
		17,008
Personal Products - 0.2%
Coty, Inc. Class A	93	888
Unilever NV	33	2,048
		2,936
Tobacco - 0.5%
Altria Group, Inc.	85	3,718
Philip Morris International, Inc.	74	5,335
		9,053

TOTAL CONSUMER STAPLES		72,539

ENERGY - 2.8%
Energy Equipment & Services - 0.1%
Baker Hughes, A GE Co. Class A	69	1,497
Hess Midstream Partners LP	20	380
Liberty Oilfield Services, Inc. Class A	26	280
NCS Multistage Holdings, Inc. (a)	75	162
Oceaneering International, Inc. (a)	17	220
		2,539
Oil, Gas & Consumable Fuels - 2.7%
Black Stone Minerals LP	36	513
BP PLC sponsored ADR	61	2,254
Brigham Minerals, Inc. Class A	30	600
Chevron Corp.	75	8,829
Devon Energy Corp.	112	2,463
Diamondback Energy, Inc.	21	2,060
EOG Resources, Inc.	59	4,377
Exxon Mobil Corp.	77	5,273
Magnolia Oil & Gas Corp. Class A (a)	100	1,021
Noble Energy, Inc.	58	1,310
Parsley Energy, Inc. Class A	62	1,110
Phillips 66 Co.	39	3,847
Pioneer Natural Resources Co.	23	2,839
PrairieSky Royalty Ltd.	41	520
Reliance Industries Ltd. sponsored GDR (b)	14	486
Suncor Energy, Inc.	96	2,808
Valero Energy Corp.	32	2,409
Viper Energy Partners LP	25	724
		43,443

TOTAL ENERGY		45,982

FINANCIALS - 8.1%
Banks - 2.9%
Banco Inter SA unit (a)	10	148
Bank of America Corp.	534	14,690
Citigroup, Inc.	159	10,232
EFG Eurobank Ergasias SA (a)	502	444
First Horizon National Corp.	118	1,868
Huntington Bancshares, Inc.	420	5,565
KeyCorp	152	2,523
M&T Bank Corp.	14	2,047
Sberbank of Russia sponsored ADR	58	795
Signature Bank	14	1,633
SunTrust Banks, Inc.	30	1,845
Wells Fargo & Co.	109	5,076
		46,866
Capital Markets - 1.2%
Apollo Global Management LLC Class A	42	1,585
BlackRock, Inc. Class A	6	2,535
Cboe Global Markets, Inc.	34	4,051
E*TRADE Financial Corp.	69	2,880
Monex Group, Inc.	243	691
Morgan Stanley	94	3,900
State Street Corp.	38	1,950
Tradeweb Markets, Inc. Class A	8	341
Virtu Financial, Inc. Class A	99	1,861
		19,794
Consumer Finance - 2.0%
360 Finance, Inc. ADR	167	1,663
Ally Financial, Inc.	66	2,069
American Express Co.	46	5,537
Capital One Financial Corp.	160	13,859
OneMain Holdings, Inc.	146	5,234
SLM Corp.	147	1,241
Synchrony Financial	80	2,564
		32,167
Diversified Financial Services - 0.4%
Berkshire Hathaway, Inc. Class B (a)	28	5,695
Kimbell Royalty Partners LP	47	720
		6,415
Insurance - 1.6%
American International Group, Inc.	104	5,412
Hartford Financial Services Group, Inc.	68	3,963
Marsh & McLennan Companies, Inc.	51	5,094
MetLife, Inc.	61	2,702
The Travelers Companies, Inc.	29	4,262
Willis Group Holdings PLC	24	4,751
		26,184

TOTAL FINANCIALS		131,426

HEALTH CARE - 9.1%
Biotechnology - 1.4%
Alexion Pharmaceuticals, Inc. (a)	48	4,836
Amgen, Inc.	33	6,884
Blueprint Medicines Corp. (a)	7	537
Celgene Corp. (a)	31	3,001
Global Blood Therapeutics, Inc. (a)	13	598
Sarepta Therapeutics, Inc. (a)	7	631
Vertex Pharmaceuticals, Inc. (a)	39	7,021
		23,508
Health Care Equipment & Supplies - 2.9%
Abbott Laboratories	137	11,689
Becton, Dickinson & Co.	33	8,379
Boston Scientific Corp. (a)	248	10,597
Danaher Corp.	19	2,700
Haemonetics Corp. (a)	9	1,202
Hologic, Inc. (a)	44	2,172
Intuitive Surgical, Inc. (a)	11	5,625
Stryker Corp.	13	2,869
Wright Medical Group NV (a)	69	1,439
		46,672
Health Care Providers & Services - 2.0%
Cigna Corp.	9	1,386
HCA Holdings, Inc.	42	5,048
Humana, Inc.	21	5,947
Molina Healthcare, Inc. (a)	21	2,736
UnitedHealth Group, Inc.	72	16,848
		31,965
Health Care Technology - 0.0%
Change Healthcare, Inc.	54	758
Life Sciences Tools & Services - 0.6%
Thermo Fisher Scientific, Inc.	32	9,186
Pharmaceuticals - 2.2%
Allergan PLC	23	3,674
AstraZeneca PLC:
(United Kingdom)	9	804
sponsored ADR	173	7,790
Bristol-Myers Squibb Co.	176	8,460
Corteva, Inc.	67	1,964
Eli Lilly & Co.	37	4,180
Horizon Pharma PLC (a)	38	1,050
Roche Holding AG (participation certificate)	31	8,471
		36,393

TOTAL HEALTH CARE		148,482

INDUSTRIALS - 6.5%
Aerospace & Defense - 0.9%
General Dynamics Corp.	7	1,339
Northrop Grumman Corp.	11	4,047
Raytheon Co.	3	556
The Boeing Co.	8	2,913
United Technologies Corp.	40	5,210
		14,065
Air Freight & Logistics - 0.5%
FedEx Corp.	6	952
United Parcel Service, Inc. Class B	60	7,120
		8,072
Airlines - 0.2%
American Airlines Group, Inc.	138	3,631
Commercial Services & Supplies - 0.0%
Tel Aviv Stock Exchange Ltd.	38	112
Construction & Engineering - 0.6%
AECOM (a)	244	8,657
Jacobs Engineering Group, Inc.	7	622
		9,279
Electrical Equipment - 0.8%
Sensata Technologies, Inc. PLC (a)	82	3,738
Sunrun, Inc. (a)	347	5,320
Vivint Solar, Inc. (a)	467	3,764
		12,822
Industrial Conglomerates - 0.9%
3M Co.	17	2,749
General Electric Co.	1,335	11,014
Honeywell International, Inc.	9	1,482
		15,245
Machinery - 0.5%
Minebea Mitsumi, Inc.	48	741
WABCO Holdings, Inc. (a)	61	8,144
		8,885
Marine - 0.2%
A.P. Moller - Maersk A/S Series B	3	3,195
Professional Services - 0.5%
Nielsen Holdings PLC	363	7,536
Road & Rail - 0.9%
CSX Corp.	72	4,825
Genesee & Wyoming, Inc. Class A (a)	21	2,328
Norfolk Southern Corp.	38	6,614
Union Pacific Corp.	10	1,620
		15,387
Trading Companies & Distributors - 0.5%
HD Supply Holdings, Inc. (a)	187	7,276
Univar, Inc. (a)	35	677
		7,953

TOTAL INDUSTRIALS		106,182

INFORMATION TECHNOLOGY - 13.2%
Communications Equipment - 0.3%
Cisco Systems, Inc.	71	3,324
Telefonaktiebolaget LM Ericsson (B Shares) sponsored ADR	117	917
		4,241
Electronic Equipment & Components - 0.1%
Flextronics International Ltd. (a)	93	896
Jabil, Inc.	14	403
		1,299
Internet Software & Services - 0.1%
Qudian, Inc. ADR (a)	81	647
Wise Talent Information Technology Co. Ltd. (a)	325	764
		1,411
IT Services - 1.6%
Cognizant Technology Solutions Corp. Class A	28	1,719
DXC Technology Co.	18	598
Elastic NV	26	2,285
Fidelity National Information Services, Inc.	64	8,718
FleetCor Technologies, Inc. (a)	2	597
Global Payments, Inc.	10	1,660
GoDaddy, Inc. (a)	4	253
GreenSky, Inc. Class A (a)	116	789
MasterCard, Inc. Class A	2	563
PagSeguro Digital Ltd. (a)	27	1,349
PayPal Holdings, Inc. (a)	56	6,107
Verra Mobility Corp. (a)	52	724
Visa, Inc. Class A	4	723
		26,085
Semiconductors & Semiconductor Equipment - 2.9%
Advanced Micro Devices, Inc. (a)	102	3,208
ams AG (a)	6	240
Analog Devices, Inc.	11	1,208
Applied Materials, Inc.	54	2,593
Broadcom, Inc.	14	3,957
Lam Research Corp.	29	6,105
Microchip Technology, Inc.	8	691
Micron Technology, Inc. (a)	71	3,214
NVIDIA Corp.	33	5,528
NXP Semiconductors NV	80	8,171
ON Semiconductor Corp. (a)	332	5,910
Qualcomm, Inc.	57	4,433
Sanken Electric Co. Ltd.	32	558
Xilinx, Inc.	6	624
		46,440
Software - 5.6%
Adobe, Inc. (a)	24	6,828
Autodesk, Inc. (a)	34	4,856
Cardlytics, Inc. (a)	19	714
Citrix Systems, Inc.	18	1,674
Everbridge, Inc. (a)	3	259
HubSpot, Inc. (a)	3	599
Kingdee International Software Group Co. Ltd.	136	123
LivePerson, Inc. (a)	75	2,981
Microsoft Corp.	403	55,548
New Relic, Inc. (a)	4	229
Oracle Corp.	73	3,800
Parametric Technology Corp. (a)	20	1,309
Pluralsight, Inc. (a)	15	242
RealPage, Inc. (a)	7	446
Salesforce.com, Inc. (a)	50	7,804
SS&C Technologies Holdings, Inc.	10	466
SurveyMonkey	68	1,138
Symantec Corp.	34	791
Talend SA ADR (a)	15	610
Varonis Systems, Inc. (a)	20	1,366
		91,783
Technology Hardware, Storage & Peripherals - 2.6%
Apple, Inc.	192	40,078
Western Digital Corp.	54	3,093
		43,171

TOTAL INFORMATION TECHNOLOGY		214,430

MATERIALS - 1.7%
Chemicals - 1.3%
Air Products & Chemicals, Inc.	11	2,485
Amyris, Inc. (a)	85	321
CF Industries Holdings, Inc.	4	193
DowDuPont, Inc.	51	3,464
Ecolab, Inc.	9	1,857
International Flavors & Fragrances, Inc.	10	1,098
LG Chemical Ltd.	4	1,092
Linde PLC	28	5,289
Olin Corp.	87	1,477
Sherwin-Williams Co.	2	1,054
The Chemours Co. LLC	122	1,729
Tronox Holdings PLC	24	178
W.R. Grace & Co.	6	406
		20,643
Construction Materials - 0.1%
Martin Marietta Materials, Inc.	4	1,015
Vulcan Materials Co.	8	1,130
		2,145
Containers & Packaging - 0.2%
Aptargroup, Inc.	1	122
Avery Dennison Corp.	7	809
Ball Corp.	15	1,206
Crown Holdings, Inc. (a)	13	856
		2,993
Metals & Mining - 0.1%
Newmont Goldcorp Corp.	37	1,476

TOTAL MATERIALS		27,257

REAL ESTATE - 2.1%
Equity Real Estate Investment Trusts (REITs) - 2.0%
Alexandria Real Estate Equities, Inc.	18	2,697
American Homes 4 Rent Class A	20	512
American Tower Corp.	39	8,977
Corporate Office Properties Trust (SBI)	63	1,820
Crown Castle International Corp.	12	1,742
Equinix, Inc.	5	2,781
Equity Lifestyle Properties, Inc.	12	1,617
Front Yard Residential Corp. Class B	109	1,209
Omega Healthcare Investors, Inc.	17	692
Outfront Media, Inc.	6	165
Potlatch Corp.	26	1,000
Prologis, Inc.	48	4,014
Simon Property Group, Inc.	3	447
Store Capital Corp.	15	566
VICI Properties, Inc.	39	864
Welltower, Inc.	40	3,582
		32,685
Real Estate Management & Development - 0.1%
Cushman & Wakefield PLC	75	1,263

TOTAL REAL ESTATE		33,948

UTILITIES - 2.2%
Electric Utilities - 1.4%
Duke Energy Corp.	33	3,060
Edison International	36	2,602
Entergy Corp.	12	1,354
Evergy, Inc.	13	845
Exelon Corp.	97	4,584
FirstEnergy Corp.	65	2,990
NextEra Energy, Inc.	23	5,039
PPL Corp.	67	1,980
Southern Co.	18	1,049
		23,503
Independent Power and Renewable Electricity Producers - 0.1%
NRG Energy, Inc.	21	764
The AES Corp.	32	491
		1,255
Multi-Utilities - 0.7%
Dominion Energy, Inc.	61	4,735
Public Service Enterprise Group, Inc.	45	2,721
Sempra Energy	21	2,974
WEC Energy Group, Inc.	13	1,245
		11,675

TOTAL UTILITIES		36,433

TOTAL COMMON STOCKS
(Cost $1,025,334)		1,036,079

Fixed-Income Funds - 33.6%
Fidelity High Income Central Fund (c)	400	44,546
Fidelity Investment Grade Bond Central Fund (c)	4,447	503,800
TOTAL FIXED-INCOME FUNDS
(Cost $533,391)		548,346

Money Market Funds - 1.3%
Fidelity Cash Central Fund 2.13% (d)
(Cost $20,620)	20,616	20,620
TOTAL INVESTMENT IN SECURITIES - 98.5%
(Cost $1,579,345)		1,605,045
NET OTHER ASSETS (LIABILITIES) - 1.5%		23,970
NET ASSETS - 100%		$1,629,015

Legend

 (a) Non-income producing

 (b) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $486 or 0.0% of net assets.

 (c) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. A complete unaudited schedule of portfolio holdings for each Fidelity Central Fund is filed with the SEC for the first and third quarters of each fiscal year on Form N-PORT and is available upon request or at the SEC's website at www.sec.gov. An unaudited holdings listing for the Fund, which presents direct holdings as well as the pro-rata share of securities and other investments held indirectly through its investment in underlying non-money market Fidelity Central Funds, is available at fidelity.com and/or institutional.fidelity.com, as applicable. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

 (d) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
Fidelity Cash Central Fund	$485
Fidelity High Income Central Fund	555
Fidelity Investment Grade Bond Central Fund	3,132
Total	$4,172

Amounts in the income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line-item in the Statement of Operations, if applicable.

Fiscal year to date information regarding the Fund’s investments in non-Money Market Central Funds, including the ownership percentage, is presented below.

Fund	Value, beginning of period	Purchases	Sales Proceeds	Realized Gain/Loss	Change in Unrealized appreciation (depreciation)	Value, end of period	% ownership, end of period
Fidelity High Income Central Fund	$--	$44,225	$--	$--	$321	$44,546	0.0%
Fidelity Investment Grade Bond Central Fund	--	489,166	--	--	14,634	503,800	0.0%
Total	$--	$533,391	$--	$--	$14,955	$548,346

Investment Valuation

The following is a summary of the inputs used, as of August 31, 2019, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Communication Services	$105,999	$101,829	$4,170	$--
Consumer Discretionary	113,401	103,193	10,208	--
Consumer Staples	72,539	69,506	3,033	--
Energy	45,982	45,982	--	--
Financials	131,426	131,426	--	--
Health Care	148,482	139,207	9,275	--
Industrials	106,182	102,987	3,195	--
Information Technology	214,430	213,543	887	--
Materials	27,257	27,257	--	--
Real Estate	33,948	33,948	--	--
Utilities	36,433	36,433	--	--
Fixed-Income Funds	548,346	548,346	--	--
Money Market Funds	20,620	20,620	--	--
Total Investments in Securities:	$1,605,045	$1,574,277	$30,768	$--

Other Information

The composition of credit quality ratings as a percentage of Total Net Assets is as follows (Unaudited):

U.S. Government and U.S. Government Agency Obligations	12.6%
AAA,AA,A	3.5%
BBB	8.7%
BB	2.6%
B	0.8%
CCC,CC,C	0.6%
D	0.1%
Not Rated	0.4%
Equities	63.7%
Short-Term Investments and Net Other Assets	7.0%
100.0%

We have used ratings from Moody's Investors Service, Inc. Where Moody's® ratings are not available, we have used S&P® ratings. All ratings are as of the date indicated and do not reflect subsequent changes.

The information in the above tables is based on the combined investments of the fund and its pro-rata share of the investments of Fidelity's Fixed-Income Central Funds

See accompanying notes which are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities

		August 31, 2019
Assets
Investment in securities, at value — See accompanying schedule: Unaffiliated issuers (cost $1,025,334)	$1,036,079
Fidelity Central Funds (cost $554,011)	568,966
Total Investment in Securities (cost $1,579,345)		$1,605,045
Cash		20,769
Foreign currency held at value (cost $279)		279
Receivable for investments sold		12,749
Dividends receivable		1,966
Distributions receivable from Fidelity Central Funds		42
Total assets		1,640,850
Liabilities
Payable for investments purchased	$11,405
Accrued management fee	430
Total liabilities		11,835
Net Assets		$1,629,015
Net Assets consist of:
Paid in capital		$1,594,371
Total distributable earnings (loss)		34,644
Net Assets, for 159,199 shares outstanding		$1,629,015
Net Asset Value, offering price and redemption price per share ($1,629,015 ÷ 159,199 shares)		$10.23

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		For the period June 14, 2019 (commencement of operations) to August 31, 2019
Investment Income
Dividends		$3,562
Income from Fidelity Central Funds		4,172
Total income		7,734
Expenses
Management fee	$1,065
Independent trustees' fees and expenses	1
Total expenses		1,066
Net investment income (loss)		6,668
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	3,049
Foreign currency transactions	(24)
Total net realized gain (loss)		3,025
Change in net unrealized appreciation (depreciation) on:
Investment securities:
Unaffiliated issuers	10,745
Fidelity Central Funds	14,955
Total change in net unrealized appreciation (depreciation)		25,700
Net gain (loss)		28,725
Net increase (decrease) in net assets resulting from operations		$35,393

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

For the period June 14, 2019 (commencement of operations) to August 31, 2019
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$6,668
Net realized gain (loss)	3,025
Change in net unrealized appreciation (depreciation)	25,700
Net increase (decrease) in net assets resulting from operations	35,393
Distributions to shareholders	(750)
Total distributions	(750)
Share transactions
Proceeds from sales of shares	1,593,622
Reinvestment of distributions	750
Net increase (decrease) in net assets resulting from share transactions	1,594,372
Total increase (decrease) in net assets	1,629,015
Net Assets
Beginning of period	–
End of period	$1,629,015
Other Information
Shares
Sold	159,126
Issued in reinvestment of distributions	73
Net increase (decrease)	159,199

See accompanying notes which are an integral part of the financial statements.

Financial Highlights

Fidelity Balanced K6 Fund

Year ended August 31,	2019 A
Selected Per–Share Data
Net asset value, beginning of period	$10.00
Income from Investment Operations
Net investment income (loss)B	.04
Net realized and unrealized gain (loss)	.20
Total from investment operations	.24
Distributions from net investment income	(.01)
Total distributions	(.01)
Net asset value, end of period	$10.23
Total ReturnC	2.35%
Ratios to Average Net AssetsD,E
Expenses before reductions	.32%F
Expenses net of fee waivers, if any	.32%F
Expenses net of all reductions	.32%F
Net investment income (loss)	2.00%F
Supplemental Data
Net assets, end of period (000 omitted)	$1,629
Portfolio turnover rateG	6%H

 A For the period June 14, 2019 (commencement of operations) to August 31, 2019.

 B Calculated based on average shares outstanding during the period.

 C Total returns for periods of less than one year are not annualized.

 D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 E Expense ratios reflect operating expenses of the Fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from expense offset arrangements and do not represent the amount paid by the Fund during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the Fund.

 F Annualized

 G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

 H Amount not annualized.

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended August 31, 2019

1. Organization.

Fidelity Balanced K6 Fund (the Fund) is a fund of Fidelity Puritan Trust (the Trust) and is authorized to issue an unlimited number of shares. Share transactions on the Statement of Changes in Net Assets may contain exchanges between affiliated funds. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. Shares generally are available only to employer-sponsored retirement plans that are recordkept by Fidelity, or to certain employer-sponsored retirement plans that are not recordkept by Fidelity.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

Based on its investment objective, each Fidelity Central Fund may invest or participate in various investment vehicles or strategies that are similar to those of the Fund. These strategies are consistent with the investment objectives of the Fund and may involve certain economic risks which may cause a decline in value of each of the Fidelity Central Funds and thus a decline in the value of the Fund. The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date ranged from less than .005% to .01%. The following summarizes the Fund's investment in each non-money market Fidelity Central Fund.

Fidelity Central Fund	Investment Manager	Investment Objective	Investment Practices	Expense Ratio(a)
Fidelity High Income Central Fund	FMR Co., Inc. (FMRC)	Seeks a high level of income and may also seek capital appreciation by investing primarily in debt securities, preferred stocks, and convertible securities, with an emphasis on lower-quality debt securities.	Loans & Direct Debt Instruments Restricted Securities	Less than .005%
Fidelity Investment Grade Bond Central Fund	FIMM	Seeks a high level of income by normally investing in investment–grade debt securities.	Delayed Delivery & When Issued Securities Futures Repurchase Agreements Restricted Securities Swaps	Less than .005%

 (a) Expenses expressed as a percentage of average net assets and are as of each underlying Central Fund's most recent annual or semi-annual shareholder report.

An unaudited holdings listing for the Fund, which presents direct holdings as well as the pro-rata share of any securities and other investments held indirectly through its investment in underlying non-money market Fidelity Central Funds, is available at fidelity.com. A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds which contain the significant accounting policies (including investment valuation policies) of those funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services – Investments Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fair Value Committee (the Committee) established by the Fund's investment adviser. In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of August 31, 2019 is included at the end of the Fund's Schedule of Investments.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Certain distributions received by the Fund represent a return of capital or capital gain. The Fund determines the components of these distributions subsequent to the ex-dividend date, based upon receipt of tax filings or other correspondence relating to the underlying investment. These distributions are recorded as a reduction of cost of investments and/or as a realized gain. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of August 31, 2019, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, partnerships and losses deferred due to wash sales.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

Gross unrealized appreciation	$57,513
Gross unrealized depreciation	(31,821)
Net unrealized appreciation (depreciation)	$25,692
Tax Cost	$1,579,353

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$8,952
Net unrealized appreciation (depreciation) on securities and other investments	$25,692

The tax character of distributions paid was as follows:

August 31, 2019(a)
Ordinary Income	$750

 (a) For the period June 14, 2019 (commencement of operations) to August 31, 2019.

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

4. Purchases and Sales of Investments.

Purchases and sales of securities (including the Fixed-Income Central Funds), other than short-term securities, aggregated $1,642,240 and $86,531, respectively.

5. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee that is based on an annual rate of .32% of average net assets. Under the management contract, the investment adviser or an affiliate pays all other expenses of the Fund, excluding fees and expenses of the independent Trustees, and certain miscellaneous expenses such as proxy and shareholder meeting expenses.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were $8 for the period.

Interfund Trades. The Fund may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note.

6. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

At the end of the period, the investment adviser or its affiliates were the owners of record of approximately 94% of the total outstanding shares of the Fund.

Unaffiliated Exchanges In-Kind. Effective after the close of business on August 31, 2019, the Fund received investments and cash valued at $200,487,656 in exchange for 19,540,707 shares of the Fund.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Fidelity Puritan Trust and Shareholders of Fidelity Balanced K6 Fund:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Fidelity Balanced K6 Fund (one of the funds constituting Fidelity Puritan Trust, referred to hereafter as the “Fund”) as of August 31, 2019, and the related statements of operations and changes in net assets, including the related notes, and the financial highlights for the period June 14, 2019 (commencement of operations) through August 31, 2019 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of August 31, 2019, and the results of its operations, changes in its net assets, and the financial highlights for the period June 14, 2019 (commencement of operations) through August 31, 2019 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audit of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audit included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of August 31, 2019 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audit provides a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts

October 17, 2019

We have served as the auditor of one or more investment companies in the Fidelity group of funds since 1932.

Trustees and Officers

The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance.  Except for Jonathan Chiel, each of the Trustees oversees 298 funds. Mr. Chiel oversees 170 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust.  Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee.  Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs.  The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees.  Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund’s Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-835-5092.

Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. James C. Curvey is an interested person and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity® funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's high income and certain equity funds, and other Boards oversee Fidelity's investment-grade bond, money market, asset allocation, and other equity funds. The asset allocation funds may invest in Fidelity® funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity® funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks.  The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above.  Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates, and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees.  While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees.  Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity® funds.  The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."

Interested Trustees*:

Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Jonathan Chiel (1957)

Year of Election or Appointment: 2016

Trustee

Mr. Chiel also serves as Trustee of other Fidelity® funds. Mr. Chiel is Executive Vice President and General Counsel for FMR LLC (diversified financial services company, 2012-present). Previously, Mr. Chiel served as general counsel (2004-2012) and senior vice president and deputy general counsel (2000-2004) for John Hancock Financial Services; a partner with Choate, Hall & Stewart (1996-2000) (law firm); and an Assistant United States Attorney for the United States Attorney’s Office of the District of Massachusetts (1986-95), including Chief of the Criminal Division (1993-1995). Mr. Chiel is a director on the boards of the Boston Bar Foundation and the Maimonides School.

James C. Curvey (1935)

Year of Election or Appointment: 2007

Trustee

Chairman of the Board of Trustees

Mr. Curvey also serves as Trustee of other Fidelity® funds. Mr. Curvey is Vice Chairman (2007-present) and Director of FMR LLC (diversified financial services company). In addition, Mr. Curvey is an Overseer Emeritus for the Boston Symphony Orchestra, a Director of Artis-Naples, and a Trustee of Brewster Academy in Wolfeboro, New Hampshire. Previously, Mr. Curvey served as a Director of Fidelity Research & Analysis Co. (investment adviser firm, 2009-2018), Director of Fidelity Investments Money Management, Inc. (investment adviser firm, 2009-2014) and a Director of FMR and FMR Co., Inc. (investment adviser firms, 2007-2014).

 * Determined to be an “Interested Trustee” by virtue of, among other things, his or her affiliation with the trust or various entities under common control with FMR.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Dennis J. Dirks (1948)

Year of Election or Appointment: 2005

Trustee

Mr. Dirks also serves as Trustee of other Fidelity® funds. Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008), as a member of the Independent Directors Council (IDC) Governing Council (2010-2015), and as a member of the Board of Directors for The Brookville Center for Children’s Services, Inc. (2009-2017). Mr. Dirks is a member of the Finance Committee (2016-present) and Board of Directors (2017-present) and is Treasurer (2018-present) of the Asolo Repertory Theatre.

Donald F. Donahue (1950)

Year of Election or Appointment: 2018

Trustee

Mr. Donahue also serves as a Trustee of other Fidelity® funds. Mr. Donahue is President and Chief Executive Officer of Miranda Partners, LLC (risk consulting for the financial services industry, 2012-present). Previously, Mr. Donahue served as a Member of the Advisory Board of certain Fidelity® funds (2015-2018) and Chief Executive Officer (2006-2012), Chief Operating Officer (2003-2006), and Managing Director, Customer Marketing and Development (1999-2003) of The Depository Trust & Clearing Corporation (financial markets infrastructure). Mr. Donahue serves as a Member (2007-present) and Co-Chairman (2016-present) of the Board of Directors of United Way of New York, Member of the Board of Directors of NYC Leadership Academy (2012-present) and Member of the Board of Advisors of Ripple Labs, Inc. (financial services, 2015-present). He also served as Chairman (2010-2012) and Member of the Board of Directors (2012-2013) of Omgeo, LLC (financial services), Treasurer of United Way of New York (2012-2016), and Member of the Board of Directors of XBRL US (financial services non-profit, 2009-2012) and the International Securities Services Association (2009-2012).

Alan J. Lacy (1953)

Year of Election or Appointment: 2008

Trustee

Mr. Lacy also serves as Trustee of other Fidelity® funds. Mr. Lacy serves as a Director of Bristol-Myers Squibb Company (global pharmaceuticals, 2008-present). He is a Trustee of the California Chapter of The Nature Conservancy (2015-present) and a Director of the Center for Advanced Study in the Behavioral Sciences at Stanford University (2015-present). In addition, Mr. Lacy served as Senior Adviser (2007-2014) of Oak Hill Capital Partners, L.P. (private equity) and also served as Chief Executive Officer (2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation (retail) and Chief Executive Officer and Chairman of the Board of Sears, Roebuck and Co. (retail, 2000-2005). Previously, Mr. Lacy served as Chairman (2014-2017) and a member (2010-2017) of the Board of Directors of Dave & Buster’s Entertainment, Inc. (restaurant and entertainment complexes), as Chairman (2008-2011) and a member (2006-2015) of the Board of Trustees of the National Parks Conservation Association, and as a member of the Board of Directors for The Hillman Companies, Inc. (hardware wholesalers, 2010-2014), Earth Fare, Inc. (retail grocery, 2010-2014), and The Western Union Company (global money transfer, 2006-2011).

Ned C. Lautenbach (1944)

Year of Election or Appointment: 2000

Trustee

Chairman of the Independent Trustees

Mr. Lautenbach also serves as Trustee of other Fidelity® funds. Mr. Lautenbach currently serves as Chair (2018-present) and Member (2013-present) of the Board of Governors, State University System of Florida and is a member of the Council on Foreign Relations (1994-present). He is also a member and has most recently served as Chairman of the Board of Directors of Artis-Naples (2012-present). Previously, Mr. Lautenbach served as a member and then Lead Director of the Board of Directors of Eaton Corporation (diversified industrial, 1997-2016). He was also a Partner and Advisory Partner at Clayton, Dubilier & Rice, LLC (private equity investment, 1998-2010), as well as a Director of Sony Corporation (2006-2007). In addition, Mr. Lautenbach also had a 30-year career with IBM (technology company) during which time he served as Senior Vice President and a member of the Corporate Executive Committee (1968-1998).

Joseph Mauriello (1944)

Year of Election or Appointment: 2008

Trustee

Mr. Mauriello also serves as Trustee of other Fidelity® funds. Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Independent Directors Council (IDC) Governing Council (2015-present). Previously, Mr. Mauriello served as a member of the Board of Directors of XL Group plc. (global insurance and re-insurance, 2006-2018).

Cornelia M. Small (1944)

Year of Election or Appointment: 2005

Trustee

Ms. Small also serves as Trustee of other Fidelity® funds. Ms. Small is a member of the Board of Directors (2009-present) and Chair of the Investment Committee (2010-present) of the Teagle Foundation. Ms. Small also serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson (2002-2008) and a member of the Investment Committee and Chairperson (2008-2012) and a member of the Board of Trustees of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

Garnett A. Smith (1947)

Year of Election or Appointment: 2018

Trustee

Mr. Smith also serves as Trustee of other Fidelity® funds. Prior to Mr. Smith's retirement, he served as Chairman and Chief Executive Officer of Inbrand Corp. (manufacturer of personal absorbent products, 1990-1997). He also served as President (1986-1990) of Inbrand Corp. Prior to his employment with Inbrand Corp., he was employed by a retail fabric chain and North Carolina National Bank. In addition, Mr. Smith served as a Member of the Advisory Board of certain Fidelity® funds (2012-2013) and as a board member of the Jackson Hole Land Trust (2009-2012).

David M. Thomas (1949)

Year of Election or Appointment: 2008

Trustee

Mr. Thomas also serves as Trustee of other Fidelity® funds. Mr. Thomas serves as Non-Executive Chairman of the Board of Directors of Fortune Brands Home and Security (home and security products, 2011-present) and as a member of the Board of Directors (2004-present) and Presiding Director (2013-present) of Interpublic Group of Companies, Inc. (marketing communication). Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions), a Director of Fortune Brands, Inc. (consumer products, 2000-2011), and a member of the Board of Trustees of the University of Florida (2013-2018).

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Advisory Board Members and Officers:

Correspondence intended for a Member of the Advisory Board (if any) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.  Correspondence intended for an officer or Peter S. Lynch may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.  Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation

Vicki L. Fuller (1957)

Year of Election or Appointment: 2018

Member of the Advisory Board

Ms. Fuller also serves as Member of the Advisory Board of other Fidelity® funds. Ms. Fuller serves as a member of the Board of Directors, Audit Committee, and Nominating and Governance Committee of The Williams Companies, Inc. (natural gas infrastructure, 2018-present). Previously, Ms. Fuller served as the Chief Investment Officer of the New York State Common Retirement Fund (2012-2018) and held a variety of positions at AllianceBernstein L.P. (global asset management, 1985-2012), including Managing Director (2006-2012) and Senior Vice President and Senior Portfolio Manager (2001-2006).

Peter S. Lynch (1944)

Year of Election or Appointment: 2003

Member of the Advisory Board

Mr. Lynch also serves as Member of the Advisory Board of other Fidelity® funds. Mr. Lynch is Vice Chairman and a Director of FMR (investment adviser firm) and FMR Co., Inc. (investment adviser firm). In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

Michael E. Wiley (1950)

Year of Election or Appointment: 2018

Member of the Advisory Board

Mr. Wiley also serves as Trustee or Member of the Advisory Board of other Fidelity® funds. Mr. Wiley serves as a Director of High Point Resources (exploration and production, 2005-present). Previously, Mr. Wiley served as a Director of Andeavor Corporation (independent oil refiner and marketer, 2005-2018), a Director of Andeavor Logistics LP (natural resources logistics, 2015-2018), a Director of Post Oak Bank (privately-held bank, 2004-2018), a Director of Asia Pacific Exploration Consolidated (international oil and gas exploration and production, 2008-2013), a member of the Board of Trustees of the University of Tulsa (2000-2006; 2007-2010), a Senior Energy Advisor of Katzenbach Partners, LLC (consulting, 2006-2007), an Advisory Director of Riverstone Holdings (private investment), a Director of Spinnaker Exploration Company (exploration and production, 2001-2005) and Chairman, President, and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004).

Elizabeth Paige Baumann (1968)

Year of Election or Appointment: 2017

Anti-Money Laundering (AML) Officer

Ms. Baumann also serves as AML Officer of other funds. She is Chief AML Officer (2012-present) and Senior Vice President (2014-present) of FMR LLC (diversified financial services company) and is an employee of Fidelity Investments. Previously, Ms. Baumann served as AML Officer of the funds (2012-2016), and Vice President (2007-2014) and Deputy Anti-Money Laundering Officer (2007-2012) of FMR LLC.

Craig S. Brown (1977)

Year of Election or Appointment: 2019

Assistant Treasurer

Mr. Brown also serves as Assistant Treasurer of other funds. Mr. Brown is an employee of Fidelity Investments (2013-present).

John J. Burke III (1964)

Year of Election or Appointment: 2018

Chief Financial Officer

Mr. Burke also serves as Chief Financial Officer of other funds. Mr. Burke serves as Head of Investment Operations for Fidelity Fund and Investment Operations (2018-present) and is an employee of Fidelity Investments (1998-present). Previously Mr. Burke served as head of Asset Management Investment Operations (2012-2018).

William C. Coffey (1969)

Year of Election or Appointment: 2019

Assistant Secretary

Mr. Coffey also serves as Assistant Secretary of other funds. He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Secretary and CLO of certain funds (2018-2019); CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company and FMR Co., Inc. (investment adviser firms, 2018-2019); Secretary of Fidelity SelectCo, LLC and Fidelity Investments Money Management, Inc. (investment adviser firms, 2018-2019); CLO of Fidelity Management & Research (Hong Kong) Limited, FMR Investment Management (UK) Limited, and Fidelity Management & Research (Japan) Limited (investment adviser firms, 2018-2019); and Assistant Secretary of certain funds (2009-2018).

Timothy M. Cohen (1969)

Year of Election or Appointment: 2018

Vice President

Mr. Cohen also serves as Vice President of other funds. Mr. Cohen serves as Executive Vice President of Fidelity SelectCo, LLC (2019-present), Co-Head of Equity (2018-present), a Director of Fidelity Management & Research (Japan) Limited (investment adviser firm, 2016-present), and is an employee of Fidelity Investments. Previously, Mr. Cohen served as Head of Global Equity Research (2016-2018), Chief Investment Officer - Equity and a Director of Fidelity Management & Research (U.K.) Inc. (investment adviser firm, 2013-2015) and as a Director of Fidelity Management & Research (Hong Kong) Limited (investment adviser firm, 2017).

Jonathan Davis (1968)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds. Mr. Davis serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Adrien E. Deberghes (1967)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Deberghes also serves as an officer of other funds. He serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), Executive Vice President of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2016-present), and is an employee of Fidelity Investments (2008-present). Previously, Mr. Deberghes served as President and Treasurer of certain Fidelity® funds (2013-2018). Prior to joining Fidelity Investments, Mr. Deberghes was Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005). Previously, Mr. Deberghes served in other fund officer roles.

Laura M. Del Prato (1964)

Year of Election or Appointment: 2018

Assistant Treasurer

Ms. Del Prato also serves as an officer of other funds. Ms. Del Prato is an employee of Fidelity Investments (2017-present). Prior to joining Fidelity Investments, Ms. Del Prato served as a Managing Director and Treasurer of the JPMorgan Mutual Funds (2014-2017). Prior to JPMorgan, Ms. Del Prato served as a partner at Cohen Fund Audit Services (accounting firm, 2012-2013) and KPMG LLP (accounting firm, 2004-2012).

Colm A. Hogan (1973)

Year of Election or Appointment: 2016

Deputy Treasurer

Mr. Hogan also serves as an officer of other funds. Mr. Hogan serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2005-present). Previously, Mr. Hogan served as Assistant Treasurer of certain Fidelity® funds (2016-2018).

Pamela R. Holding (1964)

Year of Election or Appointment: 2018

Vice President

Ms. Holding also serves as Vice President of other funds. Ms. Holding serves as Executive Vice President of Fidelity SelectCo, LLC (2019-present), Co-Head of Equity (2018-present) and is an employee of Fidelity Investments (2013-present). Previously, Ms. Holding served as Chief Investment Officer of Fidelity Institutional Asset Management (2013-2018).

Cynthia Lo Bessette (1969)

Year of Election or Appointment: 2019

Secretary and Chief Legal Officer (CLO)

Ms. Lo Bessette also serves as Secretary and CLO of other funds. She is a Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2019-present), and is an employee of Fidelity Investments. Previously, Ms. Lo Bessette served as Executive Vice President, General Counsel (2016-2019) and Senior Vice President, Deputy General Counsel (2015-2016) of OppenheimerFunds (investment management company) and Deputy Chief Legal Officer (2013-2015) of Jennison Associates LLC (investment adviser firm).

Chris Maher (1972)

Year of Election or Appointment: 2013

Assistant Treasurer

Mr. Maher serves as Assistant Treasurer of other funds. Mr. Maher is Vice President of Valuation Oversight, serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), and is an employee of Fidelity Investments. Previously, Mr. Maher served as Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

Kenneth B. Robins (1969)

Year of Election or Appointment: 2016

Chief Compliance Officer

Mr. Robins also serves as an officer of other funds. Mr. Robins serves as Compliance Officer of Fidelity Management & Research Company and FMR Co., Inc. (investment adviser firms, 2016-present) and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served as Executive Vice President of Fidelity Investments Money Management, Inc. (investment adviser firm, 2013-2016) and served in other fund officer roles.

Stacie M. Smith (1974)

Year of Election or Appointment: 2016

President and Treasurer

Ms. Smith also serves as an officer of other funds. Ms. Smith serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), is an employee of Fidelity Investments (2009-present), and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (accounting firm, 1996-2009). Previously, Ms. Smith served as Assistant Treasurer (2013-2018) and Deputy Treasurer (2013-2016) of certain Fidelity® funds.

Marc L. Spector (1972)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Spector also serves as an officer of other funds. Mr. Spector serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2016-present). Prior to joining Fidelity Investments, Mr. Spector served as Director at the Siegfried Group (accounting firm, 2013-2016), and prior to Siegfried Group as audit senior manager at Deloitte & Touche (accounting firm, 2005-2013).

Jim Wegmann (1979)

Year of Election or Appointment: 2019

Assistant Treasurer

Mr. Wegmann also serves as Assistant Treasurer of other funds. Mr. Wegmann is an employee of Fidelity Investments (2011-present).

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The actual expense Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (June 14, 2019 to August 31, 2019). The hypothetical expense Example is based on an investment of $1,000 invested for the one-half year period (March 1, 2019 to August 31, 2019).

Actual Expenses

The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	Annualized Expense Ratio-A	Beginning Account Value	Ending Account Value August 31, 2019	Expenses Paid During Period
Actual	.32%	$1,000.00	$1,023.50	$.70-B
Hypothetical-C		$1,000.00	$1,023.59	$1.63-D

 A Annualized expense ratio reflects expenses net of applicable fee waivers.

 B Actual expenses are equal to the Fund's annualized expense ratio, multiplied by the average account value over the period, multiplied by 79/365 (to reflect the period June 14, 2019 to August 31, 2019). The fees and expenses of the underlying Fidelity Central Funds in which the Fund invests are not included in each Class' annualized expense ratio. In addition to the expenses noted above, the Fund also indirectly bears its proportional share of the expenses of the underlying Fidelity Central Funds. Annualized expenses of the underlying non-money market Fidelity Central Funds as of their most recent fiscal half year were less than .005%.

 C 5% return per year before expenses

 D Hypothetical expenses are equal to the Fund's annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Distributions (Unaudited)

A total of 8.78% of the dividends distributed during the fiscal year was derived from interest on U.S. Government securities which is generally exempt from state income tax.

The fund designates 100% of the dividend distributed during the fiscal year as qualifying for the dividends–received deduction for corporate shareholders.

The fund designates 100% of the dividend distributed during the fiscal year as amounts which may be taken into account as a dividend for the purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The fund will notify shareholders in January 2020 of amounts for use in preparing 2019 income tax returns.

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity Balanced K6 Fund

On March 6, 2019, the Board of Trustees, including the Independent Trustees (together, the Board), voted to approve the management contract with Fidelity Management & Research Company (FMR) and the sub-advisory agreements with affiliates of FMR (together, the Advisory Contracts) for the fund. FMR and the sub-advisers are collectively referred to herein as the Investment Advisers. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, considered a broad range of information.

Nature, Extent, and Quality of Services Provided.  The Board considered Fidelity's staffing as it relates to the fund, including the backgrounds of investment personnel of Fidelity, and also considered the fund's investment objective, strategies, and related investment philosophy. The Board considered the structure of the investment personnel compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund.

Resources Dedicated to Investment Management and Support Services.  The Board and the Fund Oversight and Research Committees reviewed the general qualifications and capabilities of Fidelity's investment staff, including its size, education, experience, and resources, as well as Fidelity's approach to recruiting,training, managing, and compensating investment personnel. The Board noted that Fidelity has continued to increase the resources devoted to non-U.S. offices, including expansion of Fidelity's global investment organization. The Board also noted that Fidelity's analysts have extensive resources, tools and capabilities that allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and guarantors. Further, the Board considered that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in its deliberations, the Board considered Fidelity's trading, risk management, compliance, and technology and operations capabilities and resources, which are integral parts of the investment management process.

Shareholder and Administrative Services.  The Board considered the nature, extent, quality, and cost of advisory, administrative, and shareholder services to be performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund. The Board also considered the nature and extent of the supervision of third party service providers, principally custodians, subcustodians, and pricing vendors.

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value and convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through telephone representatives and over the Internet, investor education materials and asset allocation tools, and the expanded availability of Fidelity Investor Centers.

Investment Performance.  The fund is a new fund and therefore had no historical performance for the Board to review at the time it approved the fund's Advisory Contracts. The Board considered the Investment Advisers' strength in fundamental, research-driven security selection, which the Board is familiar with through its supervision of other Fidelity funds.

Based on its review, the Board concluded that the nature, extent, and quality of services to be provided to the fund under the Advisory Contracts should benefit the shareholders of the fund.

Competitiveness of Management Fee and Total Expense Ratio  ..In reviewing the Advisory Contracts, the Board considered the fund's proposed management fee rate out of which FMR will pay all operating expenses, with certain limited exceptions, and the projected total expense ratio of the fund. The Board noted that the fund's proposed management fee rate is lower than the median fee rate of funds with similar Lipper investment objective categories and comparable investment mandates, regardless of whether their management fee structures are comparable. The Board also considered that the projected total expense ratio of the fund is below the median of those funds and classes used by the Board for management fee comparisons that have a similar sales load structure.

Based on its review, the Board concluded that the fund's management fee and projected total expense ratio were reasonable in light of the services that the fund and its shareholders will receive and the other factors considered.

Costs of the Services and Profitability.  The fund is a new fund and therefore no revenue, cost, or profitability data was available for the Board to review in respect of the fund at the time it approved the Advisory Contracts. In connection with its future renewal of the fund's Advisory Contracts, the Board will consider the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and servicing the fund's shareholders.

Economies of Scale.  The Board will consider economies of scale when there is operating experience to permit assessment thereof. It noted that, notwithstanding the entrepreneurial risk associated with a new fund, the management fee was at a level normally associated, by comparison with competitors, with very high fund net assets, and Fidelity asserted to the Board that the level of the fee anticipated economies of scale at lower asset levels even before, if ever, economies of scale are achieved. The Board also noted that the fund and its shareholders would have access to the very considerable number and variety of services available through Fidelity and its affiliates.

BAL-K6-ANN-1019
1.9893903.100

Fidelity® Puritan® K6 Fund Annual Report August 31, 2019

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of a fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the fund or from your financial intermediary, such as a financial advisor, broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from a fund electronically, by contacting your financial intermediary. For Fidelity customers, visit Fidelity's web site or call Fidelity using the contact information listed below.

You may elect to receive all future reports in paper free of charge. If you wish to continue receiving paper copies of your shareholder reports, you may contact your financial intermediary or, if you are a Fidelity customer, visit Fidelity’s website, or call Fidelity at the applicable toll-free number listed below. Your election to receive reports in paper will apply to all funds held with the fund complex/your financial intermediary.

Account Type	Website	Phone Number
Brokerage, Mutual Fund, or Annuity Contracts:	fidelity.com/mailpreferences	1-800-343-3548
Employer Provided Retirement Accounts:	netbenefits.fidelity.com/preferences (choose 'no' under Required Disclosures to continue to print)	1-800-343-0860
Advisor Sold Accounts Serviced Through Your Financial Intermediary:	Contact Your Financial Intermediary	Your Financial Intermediary's phone number
Advisor Sold Accounts Serviced by Fidelity:	institutional.fidelity.com	1-877-208-0098

Contents

Investment Summary
Schedule of Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions
Board Approval of Investment Advisory Contracts and Management Fees

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-800-835-5092 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2019 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. Forms N-PORT are available on the SEC’s web site at http://www.sec.gov. A fund's Forms N-PORT may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE

Neither the Fund nor Fidelity Distributors Corporation is a bank.

Investment Summary (Unaudited)

The information in the following tables is based on the combined investments of the Fund and its pro-rata share of the investments of Fidelity's Fixed-Income Central Funds.

Top Five Stocks as of August 31, 2019

% of fund's net assets
Microsoft Corp.	3.9
Amazon.com, Inc.	2.8
Alphabet, Inc. Class C	2.8
Apple, Inc.	1.8
Visa, Inc. Class A	1.6
12.9

Top Five Bond Issuers as of August 31, 2019

(with maturities greater than one year)	% of fund's net assets
U.S. Treasury Obligations	5.6
Fannie Mae	2.1
Freddie Mac	1.7
Ginnie Mae	1.3
Morgan Stanley	0.6
11.3

Top Five Market Sectors as of August 31, 2019

% of fund's net assets
Information Technology	19.1
Financials	13.6
Health Care	11.1
Communication Services	9.1
Consumer Discretionary	8.9

Asset Allocation (% of fund's net assets)

As of August 31, 2019*
Stocks	68.1%
Bonds	27.1%
Convertible Securities	0.1%
Other Investments	0.8%
Short-Term Investments and Net Other Assets (Liabilities)	3.9%

 * Foreign investments - 10.6%

An unaudited holdings listing for the Fund, which presents direct holdings as well as the pro-rata share of any securities and other investments held indirectly through its investment in underlying non-money market Fidelity Central Funds, is available at fidelity.com and/or institutional.fidelity.com, as applicable.

Percentages are adjusted for the effect of futures contracts and swaps, if applicable.

Percentages in the above tables are adjusted for the effect of TBA Sale Commitments.

Schedule of Investments August 31, 2019

Showing Percentage of Net Assets

Common Stocks - 68.0%
	Shares	Value
COMMUNICATION SERVICES - 7.4%
Diversified Telecommunication Services - 0.3%
Verizon Communications, Inc.	4,101	$238,514
Entertainment - 1.5%
Electronic Arts, Inc. (a)	674	63,140
Lions Gate Entertainment Corp. Class B	1,929	16,088
Live Nation Entertainment, Inc. (a)	1,556	108,158
LiveXLive Media, Inc. (a)	21,155	46,964
Netflix, Inc. (a)	1,250	367,188
The Walt Disney Co.	4,588	629,749
		1,231,287
Interactive Media & Services - 4.4%
Alphabet, Inc. Class C (a)	1,969	2,339,369
Facebook, Inc. Class A (a)	6,842	1,270,354
Twitter, Inc. (a)	881	37,575
		3,647,298
Media - 0.7%
Comcast Corp. Class A	13,744	608,309
Wireless Telecommunication Services - 0.5%
T-Mobile U.S., Inc. (a)	5,730	447,227

TOTAL COMMUNICATION SERVICES		6,172,635

CONSUMER DISCRETIONARY - 8.3%
Diversified Consumer Services - 0.1%
Afya Ltd.	1,857	40,668
Arco Platform Ltd. Class A	564	27,264
ServiceMaster Global Holdings, Inc. (a)	653	37,247
		105,179
Hotels, Restaurants & Leisure - 1.3%
Compass Group PLC	5,512	139,797
Marriott International, Inc. Class A	226	28,490
McDonald's Corp.	3,155	687,695
Restaurant Brands International, Inc.	2,961	232,290
Vail Resorts, Inc.	58	13,704
		1,101,976
Household Durables - 0.2%
D.R. Horton, Inc.	2,475	122,438
Internet & Direct Marketing Retail - 3.7%
Alibaba Group Holding Ltd. sponsored ADR (a)	1,232	215,637
Amazon.com, Inc. (a)	1,319	2,342,927
Etsy, Inc. (a)	523	27,609
GrubHub, Inc. (a)	741	43,971
MercadoLibre, Inc. (a)	375	222,975
Pinduoduo, Inc. ADR (a)	4,739	155,297
The Booking Holdings, Inc. (a)	42	82,589
		3,091,005
Multiline Retail - 0.8%
Dollar General Corp.	950	148,286
Dollar Tree, Inc. (a)	4,947	502,269
		650,555
Specialty Retail - 1.1%
Five Below, Inc. (a)	259	31,823
Lowe's Companies, Inc.	2,757	309,335
The Home Depot, Inc.	1,364	310,869
TJX Companies, Inc.	3,847	211,470
Ulta Beauty, Inc. (a)	287	68,229
		931,726
Textiles, Apparel & Luxury Goods - 1.1%
Brunello Cucinelli SpA	4,800	148,978
LVMH Moet Hennessy Louis Vuitton SE	816	325,410
NIKE, Inc. Class B	5,364	453,258
		927,646

TOTAL CONSUMER DISCRETIONARY		6,930,525

CONSUMER STAPLES - 4.7%
Beverages - 1.6%
Keurig Dr. Pepper, Inc.	5,595	152,632
Monster Beverage Corp. (a)	6,184	362,815
PepsiCo, Inc.	1,035	141,516
The Coca-Cola Co.	12,035	662,406
		1,319,369
Food & Staples Retailing - 1.4%
Costco Wholesale Corp.	1,071	315,688
Walmart, Inc.	7,294	833,412
		1,149,100
Food Products - 0.1%
Darling International, Inc. (a)	5,619	104,513
Household Products - 1.3%
Kimberly-Clark Corp.	1,251	176,529
Procter & Gamble Co.	7,918	951,981
		1,128,510
Personal Products - 0.3%
Estee Lauder Companies, Inc. Class A	1,064	210,661
L'Oreal SA (a)	33	9,016
		219,677

TOTAL CONSUMER STAPLES		3,921,169

ENERGY - 0.8%
Oil, Gas & Consumable Fuels - 0.8%
Hess Corp.	5,725	360,389
Parsley Energy, Inc. Class A	2,983	53,426
Pioneer Natural Resources Co.	2,005	247,457
		661,272
FINANCIALS - 7.6%
Banks - 3.0%
Bank of America Corp.	41,156	1,132,202
Citigroup, Inc.	3,095	199,163
HDFC Bank Ltd. sponsored ADR	1,016	109,525
JPMorgan Chase & Co.	6,791	746,059
M&T Bank Corp.	1,705	249,288
SunTrust Banks, Inc.	1,525	93,803
		2,530,040
Capital Markets - 2.7%
CME Group, Inc.	2,377	516,498
E*TRADE Financial Corp.	1,556	64,947
IntercontinentalExchange, Inc.	1,709	159,757
London Stock Exchange Group PLC	1,000	84,616
Moody's Corp.	580	125,036
Morningstar, Inc.	1,294	209,085
MSCI, Inc.	1,594	374,000
S&P Global, Inc.	1,792	466,260
The Blackstone Group LP	5,469	272,137
Tradeweb Markets, Inc. Class A	253	10,775
		2,283,111
Consumer Finance - 0.7%
American Express Co.	4,512	543,109
Diversified Financial Services - 0.9%
Berkshire Hathaway, Inc. Class B (a)	3,568	725,767
Insurance - 0.3%
American International Group, Inc.	4,065	211,543
MetLife, Inc.	1,137	50,369
		261,912

TOTAL FINANCIALS		6,343,939

HEALTH CARE - 10.1%
Biotechnology - 2.1%
AbbVie, Inc.	4,597	302,207
ACADIA Pharmaceuticals, Inc. (a)	2,706	74,848
Alexion Pharmaceuticals, Inc. (a)	661	66,602
Amgen, Inc.	3,332	695,122
Blueprint Medicines Corp. (a)	388	29,748
Neurocrine Biosciences, Inc. (a)	1,526	151,715
Sarepta Therapeutics, Inc. (a)	455	41,018
Vertex Pharmaceuticals, Inc. (a)	2,335	420,347
		1,781,607
Health Care Equipment & Supplies - 4.7%
Alcon, Inc. (a)	3,861	235,367
Becton, Dickinson & Co.	2,237	568,019
Boston Scientific Corp. (a)	17,152	732,905
Danaher Corp.	5,583	793,288
DexCom, Inc. (a)	340	58,347
Edwards Lifesciences Corp. (a)	1,209	268,205
Hologic, Inc. (a)	4,098	202,318
Intuitive Surgical, Inc. (a)	489	250,045
Stryker Corp.	3,148	694,638
Teleflex, Inc.	210	76,423
		3,879,555
Health Care Providers & Services - 0.9%
Humana, Inc.	449	127,161
UnitedHealth Group, Inc.	2,824	660,816
		787,977
Life Sciences Tools & Services - 0.9%
Bruker Corp.	3,179	137,237
Thermo Fisher Scientific, Inc.	2,023	580,722
		717,959
Pharmaceuticals - 1.5%
AstraZeneca PLC sponsored ADR	12,580	566,477
Corteva, Inc.	3,286	96,346
Roche Holding AG (participation certificate)	306	83,618
Zoetis, Inc. Class A	3,698	467,501
		1,213,942

TOTAL HEALTH CARE		8,381,040

INDUSTRIALS - 4.8%
Aerospace & Defense - 1.3%
Northrop Grumman Corp.	2,404	884,359
TransDigm Group, Inc.	428	230,401
		1,114,760
Air Freight & Logistics - 0.1%
United Parcel Service, Inc. Class B	965	114,507
Airlines - 0.2%
Delta Air Lines, Inc.	3,424	198,113
Commercial Services & Supplies - 0.1%
Copart, Inc. (a)	496	37,393
Construction & Engineering - 0.3%
Jacobs Engineering Group, Inc.	2,377	211,220
Electrical Equipment - 0.4%
AMETEK, Inc.	3,348	287,694
Fortive Corp.	455	32,260
		319,954
Industrial Conglomerates - 0.4%
General Electric Co.	41,999	346,492
Machinery - 0.3%
Deere & Co.	165	25,560
Gardner Denver Holdings, Inc. (a)	6,221	178,418
Ingersoll-Rand PLC	529	64,057
		268,035
Professional Services - 0.4%
IHS Markit Ltd. (a)	4,794	314,534
Road & Rail - 1.3%
Lyft, Inc.	3,048	149,261
Norfolk Southern Corp.	1,204	209,556
Uber Technologies, Inc.	4,874	158,746
Union Pacific Corp.	3,526	571,071
		1,088,634

TOTAL INDUSTRIALS		4,013,642

INFORMATION TECHNOLOGY - 18.7%
Communications Equipment - 0.7%
Cisco Systems, Inc.	11,748	549,924
Electronic Equipment & Components - 0.1%
Amphenol Corp. Class A	517	45,258
IT Services - 5.7%
Accenture PLC Class A	3,317	657,330
Adyen BV (a)(b)	34	24,618
Automatic Data Processing, Inc.	1,679	285,161
EPAM Systems, Inc. (a)	35	6,697
Fidelity National Information Services, Inc.	4,469	608,767
Fiserv, Inc. (a)	980	104,801
Global Payments, Inc.	754	125,149
GoDaddy, Inc. (a)	1,445	91,526
MasterCard, Inc. Class A	3,621	1,018,841
MongoDB, Inc. Class A (a)	859	130,834
PagSeguro Digital Ltd. (a)	540	26,978
PayPal Holdings, Inc. (a)	2,929	319,407
Visa, Inc. Class A	7,352	1,329,389
		4,729,498
Semiconductors & Semiconductor Equipment - 3.1%
Advanced Micro Devices, Inc. (a)	3,994	125,611
Analog Devices, Inc.	4,145	455,245
ASML Holding NV	1,708	380,218
Broadcom, Inc.	343	96,946
Lam Research Corp.	2,082	438,282
Marvell Technology Group Ltd.	7,844	188,021
Micron Technology, Inc. (a)	636	28,792
NVIDIA Corp.	693	116,084
NXP Semiconductors NV	2,979	304,275
Qualcomm, Inc.	4,239	329,667
Xilinx, Inc.	1,444	150,263
		2,613,404
Software - 7.3%
Adobe, Inc. (a)	2,187	622,223
Black Knight, Inc. (a)	1,755	109,249
Ceridian HCM Holding, Inc. (a)	1,853	107,048
Guidewire Software, Inc. (a)	546	52,514
HubSpot, Inc. (a)	251	50,120
Intuit, Inc.	1,729	498,574
Microsoft Corp.	23,497	3,239,298
Salesforce.com, Inc. (a)	4,333	676,251
ServiceNow, Inc. (a)	159	41,633
Splunk, Inc. (a)	561	62,731
The Trade Desk, Inc. (a)	414	101,749
Workday, Inc. Class A (a)	2,913	516,417
		6,077,807
Technology Hardware, Storage & Peripherals - 1.8%
Apple, Inc.	7,128	1,487,899

TOTAL INFORMATION TECHNOLOGY		15,503,790

MATERIALS - 1.8%
Chemicals - 1.2%
CF Industries Holdings, Inc.	5,408	260,612
Linde PLC	1,869	353,073
Nutrien Ltd.	2,998	150,979
Sherwin-Williams Co.	429	225,976
		990,640
Containers & Packaging - 0.2%
Avery Dennison Corp.	1,221	141,111
Metals & Mining - 0.4%
Barrick Gold Corp.	17,036	330,158
Franco-Nevada Corp.	509	49,723
		379,881

TOTAL MATERIALS		1,511,632

REAL ESTATE - 3.1%
Equity Real Estate Investment Trusts (REITs) - 3.1%
American Tower Corp.	4,025	926,515
Crown Castle International Corp.	4,429	642,958
Equinix, Inc.	703	391,065
Equity Residential (SBI)	1,570	133,073
Public Storage	766	202,791
SBA Communications Corp. Class A	1,169	306,781
		2,603,183
UTILITIES - 0.7%
Electric Utilities - 0.7%
NextEra Energy, Inc.	1,902	416,690
Vistra Energy Corp.	4,433	110,603
		527,293
TOTAL COMMON STOCKS
(Cost $55,914,094)		56,570,120

Fixed-Income Funds - 32.1%
Fidelity High Income Central Fund (c)	37,791	4,208,799
Fidelity Investment Grade Bond Central Fund (c)	198,396	22,476,266
TOTAL FIXED-INCOME FUNDS
(Cost $26,540,411)		26,685,065

Money Market Funds - 0.7%
Fidelity Cash Central Fund 2.13% (d)
(Cost $630,118)	629,992	630,118
TOTAL INVESTMENT IN SECURITIES - 100.8%
(Cost $83,084,623)		83,885,303
NET OTHER ASSETS (LIABILITIES) - (0.8)%		(700,261)
NET ASSETS - 100%		$83,185,042

Legend

 (a) Non-income producing

 (b) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $24,618 or 0.0% of net assets.

 (c) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. A complete unaudited schedule of portfolio holdings for each Fidelity Central Fund is filed with the SEC for the first and third quarters of each fiscal year on Form N-PORT and is available upon request or at the SEC's website at www.sec.gov. An unaudited holdings listing for the Fund, which presents direct holdings as well as the pro-rata share of securities and other investments held indirectly through its investment in underlying non-money market Fidelity Central Funds, is available at fidelity.com and/or institutional.fidelity.com, as applicable. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

 (d) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
Fidelity Cash Central Fund	$1,103
Fidelity High Income Central Fund	11,331
Fidelity Investment Grade Bond Central Fund	30,887
Total	$43,321

Amounts in the income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line-item in the Statement of Operations, if applicable.

Fiscal year to date information regarding the Fund’s investments in non-Money Market Central Funds, including the ownership percentage, is presented below.

Fund	Value, beginning of period	Purchases(a)	Sales Proceeds	Realized Gain/Loss	Change in Unrealized appreciation (depreciation)	Value, end of period	% ownership, end of period
Fidelity High Income Central Fund	$--	$4,154,900	$--	$--	$53,899	$4,208,799	0.2%
Fidelity Investment Grade Bond Central Fund	--	22,385,511	--	--	90,755	22,476,266	0.1%
Total	$--	$26,540,411	$--	$--	$144,654	$26,685,065

 (a) Includes the value of shares purchased through in-kind transactions, if applicable.

Investment Valuation

The following is a summary of the inputs used, as of August 31, 2019, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Communication Services	$6,172,635	$6,172,635	$--	$--
Consumer Discretionary	6,930,525	6,465,318	465,207	--
Consumer Staples	3,921,169	3,921,169	--	--
Energy	661,272	661,272	--	--
Financials	6,343,939	6,343,939	--	--
Health Care	8,381,040	8,297,422	83,618	--
Industrials	4,013,642	4,013,642	--	--
Information Technology	15,503,790	15,503,790	--	--
Materials	1,511,632	1,511,632	--	--
Real Estate	2,603,183	2,603,183	--	--
Utilities	527,293	527,293	--	--
Fixed-Income Funds	26,685,065	26,685,065	--	--
Money Market Funds	630,118	630,118	--	--
Total Investments in Securities:	$83,885,303	$83,336,478	$548,825	$--

Other Information

The composition of credit quality ratings as a percentage of Total Net Assets is as follows (Unaudited):

U.S. Government and U.S. Government Agency Obligations	10.8%
AAA,AA,A	3.1%
BBB	8.1%
BB	2.7%
B	1.9%
CCC,CC,C	0.9%
D	0.1%
Not Rated	0.4%
Equities	68.1%
Short-Term Investments and Net Other Assets	3.9%
100.0%

We have used ratings from Moody's Investors Service, Inc. Where Moody's® ratings are not available, we have used S&P® ratings. All ratings are as of the date indicated and do not reflect subsequent changes.

Distribution of investments by country or territory of incorporation, as a percentage of Total Net Assets, is as follows (Unaudited):

United States of America	89.4%
United Kingdom	1.6%
Netherlands	1.6%
Canada	1.4%
Ireland	1.3%
Cayman Islands	1.2%
Others (Individually Less Than 1%)	3.5%
100.0%

The information in the above tables is based on the combined investments of the fund and its pro-rata share of the investments of Fidelity's Fixed-Income Central Funds.

See accompanying notes which are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities

		August 31, 2019
Assets
Investment in securities, at value — See accompanying schedule: Unaffiliated issuers (cost $55,914,094)	$56,570,120
Fidelity Central Funds (cost $27,170,529)	27,315,183
Total Investment in Securities (cost $83,084,623)		$83,885,303
Cash		18,507
Dividends receivable		22,988
Distributions receivable from Fidelity Central Funds		5,831
Total assets		83,932,629
Liabilities
Payable for investments purchased	$10,309
Payable for fund shares redeemed	726,923
Accrued management fee	10,355
Total liabilities		747,587
Net Assets		$83,185,042
Net Assets consist of:
Paid in capital		$82,358,310
Total distributable earnings (loss)		826,732
Net Assets, for 8,108,762 shares outstanding		$83,185,042
Net Asset Value, offering price and redemption price per share ($83,185,042 ÷ 8,108,762 shares)		$10.26

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		For the period June 14, 2019 (commencement of operations) to August 31, 2019
Investment Income
Dividends		$24,432
Income from Fidelity Central Funds		43,321
Total income		67,753
Expenses
Management fee	$10,990
Independent trustees' fees and expenses	1
Total expenses		10,991
Net investment income (loss)		56,762
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	(29,963)
Foreign currency transactions	4
Total net realized gain (loss)		(29,959)
Change in net unrealized appreciation (depreciation) on:
Investment securities:
Unaffiliated issuers	656,026
Fidelity Central Funds	144,654
Assets and liabilities in foreign currencies	(2)
Total change in net unrealized appreciation (depreciation)		800,678
Net gain (loss)		770,719
Net increase (decrease) in net assets resulting from operations		$827,481

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

For the period June 14, 2019 (commencement of operations) to August 31, 2019
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$56,762
Net realized gain (loss)	(29,959)
Change in net unrealized appreciation (depreciation)	800,678
Net increase (decrease) in net assets resulting from operations	827,481
Distributions to shareholders	(750)
Total distributions	(750)
Share transactions
Proceeds from sales of shares	83,747,719
Reinvestment of distributions	750
Cost of shares redeemed	(1,390,158)
Net increase (decrease) in net assets resulting from share transactions	82,358,311
Total increase (decrease) in net assets	83,185,042
Net Assets
Beginning of period	–
End of period	$83,185,042
Other Information
Shares
Sold	8,244,921
Issued in reinvestment of distributions	73
Redeemed	(136,232)
Net increase (decrease)	8,108,762

See accompanying notes which are an integral part of the financial statements.

Financial Highlights

Fidelity Puritan K6 Fund

Year ended August 31,	2019 A
Selected Per–Share Data
Net asset value, beginning of period	$10.00
Income from Investment Operations
Net investment income (loss)B	.03
Net realized and unrealized gain (loss)	.24
Total from investment operations	.27
Distributions from net investment income	(.01)
Total distributions	(.01)
Net asset value, end of period	$10.26
Total ReturnC	2.65%
Ratios to Average Net AssetsD,E
Expenses before reductions	.31%F,G
Expenses net of fee waivers, if any	.31%F,G
Expenses net of all reductions	.31%F,G
Net investment income (loss)	1.62%F
Supplemental Data
Net assets, end of period (000 omitted)	$83,185
Portfolio turnover rateH	99%I,J

 A For the period June 14, 2019 (commencement of operations) to August 31, 2019.

 B Calculated based on average shares outstanding during the period.

 C Total returns for periods of less than one year are not annualized.

 D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. Based on their most recent shareholder report date, the expenses of any underlying non-money market Fidelity Central Funds were less than .005%.

 E Expense ratios reflect operating expenses of the Fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from expense offset arrangements and do not represent the amount paid by the Fund during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the Fund.

 F Annualized

 G The size and fluctuation of net assets and expense amounts may cause ratios to differ from contractual rates.

 H Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

 I Portfolio turnover rate excludes securities received or delivered in-kind.

 J Amount not annualized.

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended August 31, 2019

1. Organization.

Fidelity Puritan K6 Fund (the Fund) is a fund of Fidelity Puritan Trust (the Trust) and is authorized to issue an unlimited number of shares. Share transactions on the Statement of Changes in Net Assets may contain exchanges between affiliated funds. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. Shares generally are available only to employer-sponsored retirement plans that are recordkept by Fidelity, or to certain employer-sponsored retirement plans that are not recordkept by Fidelity.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

Based on its investment objective, each Fidelity Central Fund may invest or participate in various investment vehicles or strategies that are similar to those of the Fund. These strategies are consistent with the investment objectives of the Fund and may involve certain economic risks which may cause a decline in value of each of the Fidelity Central Funds and thus a decline in the value of the Fund. The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date ranged from less than .005% to .01%. The following summarizes the Fund's investment in each non-money market Fidelity Central Fund.

Fidelity Central Fund	Investment Manager	Investment Objective	Investment Practices	Expense Ratio(a)
Fidelity High Income Central Fund	FMR Co., Inc. (FMRC)	Seeks a high level of income and may also seek capital appreciation by investing primarily in debt securities, preferred stocks, and convertible securities, with an emphasis on lower-quality debt securities.	Loans & Direct Debt Instruments Restricted Securities	Less than .005%
Fidelity Investment Grade Bond Central Fund	FIMM	Seeks a high level of income by normally investing in investment–grade debt securities.	Delayed Delivery & When Issued Securities Futures Repurchase Agreements Restricted Securities Swaps	Less than .005%

 (a) Expenses expressed as a percentage of average net assets and are as of each underlying Central Fund's most recent annual or semi-annual shareholder report.

An unaudited holdings listing for the Fund, which presents direct holdings as well as the pro-rata share of any securities and other investments held indirectly through its investment in underlying non-money market Fidelity Central Funds, is available at fidelity.com. A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds which contain the significant accounting policies (including investment valuation policies) of those funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services – Investments Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fair Value Committee (the Committee) established by the Fund's investment adviser. In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of August 31, 2019 is included at the end of the Fund's Schedule of Investments.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of August 31, 2019, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions and losses deferred due to wash sales.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

Gross unrealized appreciation	$1,197,903
Gross unrealized depreciation	(406,642)
Net unrealized appreciation (depreciation)	$791,261
Tax Cost	$83,094,042

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$56,016
Capital loss carryforward	$(20,543)
Net unrealized appreciation (depreciation) on securities and other investments	$791,259

Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited. Under the Regulated Investment Company Modernization Act of 2010 (the Act), the Fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period and such capital losses are required to be used prior to any losses that expire. The capital loss carryforward information presented below, including any applicable limitation, is estimated as of fiscal period end and is subject to adjustment.

No expiration
Short-term	$(20,543)

The tax character of distributions paid was as follows:

August 31, 2019(a)
Ordinary Income	$750

 (a) For the period June 14, 2019 (commencement of operations) to August 31, 2019.

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

4. Purchases and Sales of Investments.

Purchases and sales of securities (including the Fixed-Income Central Funds), other than short-term securities and in-kind transactions, aggregated $3,833,566 and $1,901,368, respectively.

5. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee that is based on an annual rate of .32% of average net assets. Under the management contract, the investment adviser or an affiliate pays all other expenses of the Fund, excluding fees and expenses of the independent Trustees, and certain miscellaneous expenses such as proxy and shareholder meeting expenses.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were $34 for the period.

Interfund Trades. The Fund may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note.

Affiliated Exchanges In-Kind. During the period, the Fund received investments and cash valued at $81,770,350 in exchange for 8,048,263 shares of the Fund. The amount of in-kind exchanges is included in share transactions in the accompanying Statement of Changes in Net Assets.

6. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Fidelity Puritan Trust and Shareholders of Fidelity Puritan K6 Fund:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Fidelity Puritan K6 Fund (one of the funds constituting Fidelity Puritan Trust, referred to hereafter as the “Fund”) as of August 31, 2019, and the related statements of operations and changes in net assets, including the related notes, and the financial highlights for the period June 14, 2019 (commencement of operations) through August 31, 2019 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of August 31, 2019, and the results of its operations, changes in its net assets, and the financial highlights for the period June 14, 2019 (commencement of operations) through August 31, 2019 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audit of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audit included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of August 31, 2019 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audit provides a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts

October 18, 2019

We have served as the auditor of one or more investment companies in the Fidelity group of funds since 1932.

Trustees and Officers

The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance.  Except for Jonathan Chiel, each of the Trustees oversees 298 funds. Mr. Chiel oversees 170 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust.  Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee.  Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs.  The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees.  Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund’s Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-835-5092.

Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. James C. Curvey is an interested person and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity® funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's high income and certain equity funds, and other Boards oversee Fidelity's investment-grade bond, money market, asset allocation, and other equity funds. The asset allocation funds may invest in Fidelity® funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity® funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks.  The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above.  Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates, and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees.  While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees.  Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity® funds.  The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."

Interested Trustees*:

Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Jonathan Chiel (1957)

Year of Election or Appointment: 2016

Trustee

Mr. Chiel also serves as Trustee of other Fidelity® funds. Mr. Chiel is Executive Vice President and General Counsel for FMR LLC (diversified financial services company, 2012-present). Previously, Mr. Chiel served as general counsel (2004-2012) and senior vice president and deputy general counsel (2000-2004) for John Hancock Financial Services; a partner with Choate, Hall & Stewart (1996-2000) (law firm); and an Assistant United States Attorney for the United States Attorney’s Office of the District of Massachusetts (1986-95), including Chief of the Criminal Division (1993-1995). Mr. Chiel is a director on the boards of the Boston Bar Foundation and the Maimonides School.

James C. Curvey (1935)

Year of Election or Appointment: 2007

Trustee

Chairman of the Board of Trustees

Mr. Curvey also serves as Trustee of other Fidelity® funds. Mr. Curvey is Vice Chairman (2007-present) and Director of FMR LLC (diversified financial services company). In addition, Mr. Curvey is an Overseer Emeritus for the Boston Symphony Orchestra, a Director of Artis-Naples, and a Trustee of Brewster Academy in Wolfeboro, New Hampshire. Previously, Mr. Curvey served as a Director of Fidelity Research & Analysis Co. (investment adviser firm, 2009-2018), Director of Fidelity Investments Money Management, Inc. (investment adviser firm, 2009-2014) and a Director of FMR and FMR Co., Inc. (investment adviser firms, 2007-2014).

 * Determined to be an “Interested Trustee” by virtue of, among other things, his or her affiliation with the trust or various entities under common control with FMR.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Dennis J. Dirks (1948)

Year of Election or Appointment: 2005

Trustee

Mr. Dirks also serves as Trustee of other Fidelity® funds. Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008), as a member of the Independent Directors Council (IDC) Governing Council (2010-2015), and as a member of the Board of Directors for The Brookville Center for Children’s Services, Inc. (2009-2017). Mr. Dirks is a member of the Finance Committee (2016-present) and Board of Directors (2017-present) and is Treasurer (2018-present) of the Asolo Repertory Theatre.

Donald F. Donahue (1950)

Year of Election or Appointment: 2018

Trustee

Mr. Donahue also serves as a Trustee of other Fidelity® funds. Mr. Donahue is President and Chief Executive Officer of Miranda Partners, LLC (risk consulting for the financial services industry, 2012-present). Previously, Mr. Donahue served as a Member of the Advisory Board of certain Fidelity® funds (2015-2018) and Chief Executive Officer (2006-2012), Chief Operating Officer (2003-2006), and Managing Director, Customer Marketing and Development (1999-2003) of The Depository Trust & Clearing Corporation (financial markets infrastructure). Mr. Donahue serves as a Member (2007-present) and Co-Chairman (2016-present) of the Board of Directors of United Way of New York, Member of the Board of Directors of NYC Leadership Academy (2012-present) and Member of the Board of Advisors of Ripple Labs, Inc. (financial services, 2015-present). He also served as Chairman (2010-2012) and Member of the Board of Directors (2012-2013) of Omgeo, LLC (financial services), Treasurer of United Way of New York (2012-2016), and Member of the Board of Directors of XBRL US (financial services non-profit, 2009-2012) and the International Securities Services Association (2009-2012).

Alan J. Lacy (1953)

Year of Election or Appointment: 2008

Trustee

Mr. Lacy also serves as Trustee of other Fidelity® funds. Mr. Lacy serves as a Director of Bristol-Myers Squibb Company (global pharmaceuticals, 2008-present). He is a Trustee of the California Chapter of The Nature Conservancy (2015-present) and a Director of the Center for Advanced Study in the Behavioral Sciences at Stanford University (2015-present). In addition, Mr. Lacy served as Senior Adviser (2007-2014) of Oak Hill Capital Partners, L.P. (private equity) and also served as Chief Executive Officer (2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation (retail) and Chief Executive Officer and Chairman of the Board of Sears, Roebuck and Co. (retail, 2000-2005). Previously, Mr. Lacy served as Chairman (2014-2017) and a member (2010-2017) of the Board of Directors of Dave & Buster’s Entertainment, Inc. (restaurant and entertainment complexes), as Chairman (2008-2011) and a member (2006-2015) of the Board of Trustees of the National Parks Conservation Association, and as a member of the Board of Directors for The Hillman Companies, Inc. (hardware wholesalers, 2010-2014), Earth Fare, Inc. (retail grocery, 2010-2014), and The Western Union Company (global money transfer, 2006-2011).

Ned C. Lautenbach (1944)

Year of Election or Appointment: 2000

Trustee

Chairman of the Independent Trustees

Mr. Lautenbach also serves as Trustee of other Fidelity® funds. Mr. Lautenbach currently serves as Chair (2018-present) and Member (2013-present) of the Board of Governors, State University System of Florida and is a member of the Council on Foreign Relations (1994-present). He is also a member and has most recently served as Chairman of the Board of Directors of Artis-Naples (2012-present). Previously, Mr. Lautenbach served as a member and then Lead Director of the Board of Directors of Eaton Corporation (diversified industrial, 1997-2016). He was also a Partner and Advisory Partner at Clayton, Dubilier & Rice, LLC (private equity investment, 1998-2010), as well as a Director of Sony Corporation (2006-2007). In addition, Mr. Lautenbach also had a 30-year career with IBM (technology company) during which time he served as Senior Vice President and a member of the Corporate Executive Committee (1968-1998).

Joseph Mauriello (1944)

Year of Election or Appointment: 2008

Trustee

Mr. Mauriello also serves as Trustee of other Fidelity® funds. Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Independent Directors Council (IDC) Governing Council (2015-present). Previously, Mr. Mauriello served as a member of the Board of Directors of XL Group plc. (global insurance and re-insurance, 2006-2018).

Cornelia M. Small (1944)

Year of Election or Appointment: 2005

Trustee

Ms. Small also serves as Trustee of other Fidelity® funds. Ms. Small is a member of the Board of Directors (2009-present) and Chair of the Investment Committee (2010-present) of the Teagle Foundation. Ms. Small also serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson (2002-2008) and a member of the Investment Committee and Chairperson (2008-2012) and a member of the Board of Trustees of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

Garnett A. Smith (1947)

Year of Election or Appointment: 2018

Trustee

Mr. Smith also serves as Trustee of other Fidelity® funds. Prior to Mr. Smith's retirement, he served as Chairman and Chief Executive Officer of Inbrand Corp. (manufacturer of personal absorbent products, 1990-1997). He also served as President (1986-1990) of Inbrand Corp. Prior to his employment with Inbrand Corp., he was employed by a retail fabric chain and North Carolina National Bank. In addition, Mr. Smith served as a Member of the Advisory Board of certain Fidelity® funds (2012-2013) and as a board member of the Jackson Hole Land Trust (2009-2012).

David M. Thomas (1949)

Year of Election or Appointment: 2008

Trustee

Mr. Thomas also serves as Trustee of other Fidelity® funds. Mr. Thomas serves as Non-Executive Chairman of the Board of Directors of Fortune Brands Home and Security (home and security products, 2011-present) and as a member of the Board of Directors (2004-present) and Presiding Director (2013-present) of Interpublic Group of Companies, Inc. (marketing communication). Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions), a Director of Fortune Brands, Inc. (consumer products, 2000-2011), and a member of the Board of Trustees of the University of Florida (2013-2018).

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Advisory Board Members and Officers:

Correspondence intended for a Member of the Advisory Board (if any) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.  Correspondence intended for an officer or Peter S. Lynch may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.  Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation

Vicki L. Fuller (1957)

Year of Election or Appointment: 2018

Member of the Advisory Board

Ms. Fuller also serves as Member of the Advisory Board of other Fidelity® funds. Ms. Fuller serves as a member of the Board of Directors, Audit Committee, and Nominating and Governance Committee of The Williams Companies, Inc. (natural gas infrastructure, 2018-present). Previously, Ms. Fuller served as the Chief Investment Officer of the New York State Common Retirement Fund (2012-2018) and held a variety of positions at AllianceBernstein L.P. (global asset management, 1985-2012), including Managing Director (2006-2012) and Senior Vice President and Senior Portfolio Manager (2001-2006).

Peter S. Lynch (1944)

Year of Election or Appointment: 2003

Member of the Advisory Board

Mr. Lynch also serves as Member of the Advisory Board of other Fidelity® funds. Mr. Lynch is Vice Chairman and a Director of FMR (investment adviser firm) and FMR Co., Inc. (investment adviser firm). In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

Michael E. Wiley (1950)

Year of Election or Appointment: 2018

Member of the Advisory Board

Mr. Wiley also serves as Trustee or Member of the Advisory Board of other Fidelity® funds. Mr. Wiley serves as a Director of High Point Resources (exploration and production, 2005-present). Previously, Mr. Wiley served as a Director of Andeavor Corporation (independent oil refiner and marketer, 2005-2018), a Director of Andeavor Logistics LP (natural resources logistics, 2015-2018), a Director of Post Oak Bank (privately-held bank, 2004-2018), a Director of Asia Pacific Exploration Consolidated (international oil and gas exploration and production, 2008-2013), a member of the Board of Trustees of the University of Tulsa (2000-2006; 2007-2010), a Senior Energy Advisor of Katzenbach Partners, LLC (consulting, 2006-2007), an Advisory Director of Riverstone Holdings (private investment), a Director of Spinnaker Exploration Company (exploration and production, 2001-2005) and Chairman, President, and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004).

Elizabeth Paige Baumann (1968)

Year of Election or Appointment: 2017

Anti-Money Laundering (AML) Officer

Ms. Baumann also serves as AML Officer of other funds. She is Chief AML Officer (2012-present) and Senior Vice President (2014-present) of FMR LLC (diversified financial services company) and is an employee of Fidelity Investments. Previously, Ms. Baumann served as AML Officer of the funds (2012-2016), and Vice President (2007-2014) and Deputy Anti-Money Laundering Officer (2007-2012) of FMR LLC.

Craig S. Brown (1977)

Year of Election or Appointment: 2019

Assistant Treasurer

Mr. Brown also serves as Assistant Treasurer of other funds. Mr. Brown is an employee of Fidelity Investments (2013-present).

John J. Burke III (1964)

Year of Election or Appointment: 2018

Chief Financial Officer

Mr. Burke also serves as Chief Financial Officer of other funds. Mr. Burke serves as Head of Investment Operations for Fidelity Fund and Investment Operations (2018-present) and is an employee of Fidelity Investments (1998-present). Previously Mr. Burke served as head of Asset Management Investment Operations (2012-2018).

William C. Coffey (1969)

Year of Election or Appointment: 2019

Assistant Secretary

Mr. Coffey also serves as Assistant Secretary of other funds. He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Secretary and CLO of certain funds (2018-2019); CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company and FMR Co., Inc. (investment adviser firms, 2018-2019); Secretary of Fidelity SelectCo, LLC and Fidelity Investments Money Management, Inc. (investment adviser firms, 2018-2019); CLO of Fidelity Management & Research (Hong Kong) Limited, FMR Investment Management (UK) Limited, and Fidelity Management & Research (Japan) Limited (investment adviser firms, 2018-2019); and Assistant Secretary of certain funds (2009-2018).

Timothy M. Cohen (1969)

Year of Election or Appointment: 2018

Vice President

Mr. Cohen also serves as Vice President of other funds. Mr. Cohen serves as Executive Vice President of Fidelity SelectCo, LLC (2019-present), Co-Head of Equity (2018-present), a Director of Fidelity Management & Research (Japan) Limited (investment adviser firm, 2016-present), and is an employee of Fidelity Investments. Previously, Mr. Cohen served as Head of Global Equity Research (2016-2018), Chief Investment Officer - Equity and a Director of Fidelity Management & Research (U.K.) Inc. (investment adviser firm, 2013-2015) and as a Director of Fidelity Management & Research (Hong Kong) Limited (investment adviser firm, 2017).

Jonathan Davis (1968)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds. Mr. Davis serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Adrien E. Deberghes (1967)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Deberghes also serves as an officer of other funds. He serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), Executive Vice President of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2016-present), and is an employee of Fidelity Investments (2008-present). Previously, Mr. Deberghes served as President and Treasurer of certain Fidelity® funds (2013-2018). Prior to joining Fidelity Investments, Mr. Deberghes was Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005). Previously, Mr. Deberghes served in other fund officer roles.

Laura M. Del Prato (1964)

Year of Election or Appointment: 2018

Assistant Treasurer

Ms. Del Prato also serves as an officer of other funds. Ms. Del Prato is an employee of Fidelity Investments (2017-present). Prior to joining Fidelity Investments, Ms. Del Prato served as a Managing Director and Treasurer of the JPMorgan Mutual Funds (2014-2017). Prior to JPMorgan, Ms. Del Prato served as a partner at Cohen Fund Audit Services (accounting firm, 2012-2013) and KPMG LLP (accounting firm, 2004-2012).

Colm A. Hogan (1973)

Year of Election or Appointment: 2016

Deputy Treasurer

Mr. Hogan also serves as an officer of other funds. Mr. Hogan serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2005-present). Previously, Mr. Hogan served as Assistant Treasurer of certain Fidelity® funds (2016-2018).

Pamela R. Holding (1964)

Year of Election or Appointment: 2018

Vice President

Ms. Holding also serves as Vice President of other funds. Ms. Holding serves as Executive Vice President of Fidelity SelectCo, LLC (2019-present), Co-Head of Equity (2018-present) and is an employee of Fidelity Investments (2013-present). Previously, Ms. Holding served as Chief Investment Officer of Fidelity Institutional Asset Management (2013-2018).

Cynthia Lo Bessette (1969)

Year of Election or Appointment: 2019

Secretary and Chief Legal Officer (CLO)

Ms. Lo Bessette also serves as Secretary and CLO of other funds. She is a Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2019-present), and is an employee of Fidelity Investments. Previously, Ms. Lo Bessette served as Executive Vice President, General Counsel (2016-2019) and Senior Vice President, Deputy General Counsel (2015-2016) of OppenheimerFunds (investment management company) and Deputy Chief Legal Officer (2013-2015) of Jennison Associates LLC (investment adviser firm).

Chris Maher (1972)

Year of Election or Appointment: 2013

Assistant Treasurer

Mr. Maher serves as Assistant Treasurer of other funds. Mr. Maher is Vice President of Valuation Oversight, serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), and is an employee of Fidelity Investments. Previously, Mr. Maher served as Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

Kenneth B. Robins (1969)

Year of Election or Appointment: 2016

Chief Compliance Officer

Mr. Robins also serves as an officer of other funds. Mr. Robins serves as Compliance Officer of Fidelity Management & Research Company and FMR Co., Inc. (investment adviser firms, 2016-present) and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served as Executive Vice President of Fidelity Investments Money Management, Inc. (investment adviser firm, 2013-2016) and served in other fund officer roles.

Stacie M. Smith (1974)

Year of Election or Appointment: 2016

President and Treasurer

Ms. Smith also serves as an officer of other funds. Ms. Smith serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), is an employee of Fidelity Investments (2009-present), and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (accounting firm, 1996-2009). Previously, Ms. Smith served as Assistant Treasurer (2013-2018) and Deputy Treasurer (2013-2016) of certain Fidelity® funds.

Marc L. Spector (1972)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Spector also serves as an officer of other funds. Mr. Spector serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2016-present). Prior to joining Fidelity Investments, Mr. Spector served as Director at the Siegfried Group (accounting firm, 2013-2016), and prior to Siegfried Group as audit senior manager at Deloitte & Touche (accounting firm, 2005-2013).

Jim Wegmann (1979)

Year of Election or Appointment: 2019

Assistant Treasurer

Mr. Wegmann also serves as Assistant Treasurer of other funds. Mr. Wegmann is an employee of Fidelity Investments (2011-present).

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The actual expense Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (June 14, 2019 to August 31, 2019). The hypothetical expense Example is based on an investment of $1,000 invested for the one-half year period (March 1, 2019 to August 31, 2019).

Actual Expenses

The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	Annualized Expense Ratio-A	Beginning Account Value	Ending Account Value August 31, 2019	Expenses Paid During Period
Actual	.31%	$1,000.00	$1,026.50	$.68-B
Hypothetical-C		$1,000.00	$1,023.64	$1.58-D

 A Annualized expense ratio reflects expenses net of applicable fee waivers.

 B Actual expenses are equal to the Fund's annualized expense ratio, multiplied by the average account value over the period, multiplied by 79/365 (to reflect the period June 14, 2019 to August 31, 2019). The fees and expenses of the underlying Fidelity Central Funds in which the Fund invests are not included in the Fund's annualized expense ratio. In addition to the expenses noted above, the Fund also indirectly bears its proportional share of the expenses of the underlying Fidelity Central Funds. Annualized expenses of the underlying non-money market Fidelity Central Funds as of their most recent fiscal half year were less than .005%.

 C 5% return per year before expenses

 D Hypothetical expenses are equal to the Fund's annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Distributions (Unaudited)

A total of 8.90% of the dividends distributed during the fiscal year was derived from interest on U.S. Government securities which is generally exempt from state income tax.

The fund designates 100% of the dividend distributed during the fiscal year as qualifying for the dividends–received deduction for corporate shareholders.

The fund designates 100% of the dividend distributed during the fiscal year as amounts which may be taken into account as a dividend for the purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The fund will notify shareholders in January 2020 of amounts for use in preparing 2019 income tax returns.

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity Puritan K6 Fund

On March 6, 2019, the Board of Trustees, including the Independent Trustees (together, the Board), voted to approve the management contract with Fidelity Management & Research Company (FMR) and the sub-advisory agreements with affiliates of FMR (together, the Advisory Contracts) for the fund. FMR and the sub-advisers are collectively referred to herein as the Investment Advisers. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, considered a broad range of information.

Nature, Extent, and Quality of Services Provided.  The Board considered Fidelity's staffing as it relates to the fund, including the backgrounds of investment personnel of Fidelity, and also considered the fund's investment objective, strategies, and related investment philosophy. The Board considered the structure of the investment personnel compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund.

Resources Dedicated to Investment Management and Support Services.  The Board and the Fund Oversight and Research Committees reviewed the general qualifications and capabilities of Fidelity's investment staff, including its size, education, experience, and resources, as well as Fidelity's approach to recruiting, training, managing, and compensating investment personnel. The Board noted that Fidelity has continued to increase the resources devoted to non-U.S. offices, including expansion of Fidelity's global investment organization. The Board also noted that Fidelity's analysts have extensive resources, tools and capabilities that allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and guarantors. Further, the Board considered that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in its deliberations, the Board considered Fidelity's trading, risk management, compliance, and technology and operations capabilities and resources, which are integral parts of the investment management process.

Shareholder and Administrative Services.  The Board considered the nature, extent, quality, and cost of advisory, administrative, and shareholder services to be performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund. The Board also considered the nature and extent of the supervision of third party service providers, principally custodians, subcustodians, and pricing vendors.

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value and convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through telephone representatives and over the Internet, investor education materials and asset allocation tools, and the expanded availability of Fidelity Investor Centers.

Investment Performance.  The fund is a new fund and therefore had no historical performance for the Board to review at the time it approved the fund's Advisory Contracts. The Board considered the Investment Advisers' strength in fundamental, research-driven security selection, which the Board is familiar with through its supervision of other Fidelity funds.

Based on its review, the Board concluded that the nature, extent, and quality of services to be provided to the fund under the Advisory Contracts should benefit the shareholders of the fund.

Competitiveness of Management Fee and Total Expense Ratio.  In reviewing the Advisory Contracts, the Board considered the fund's proposed management fee rate out of which FMR will pay all operating expenses, with certain limited exceptions, and the projected total expense ratio of the fund. The Board noted that the fund's proposed management fee rate is lower than the median fee rate of funds with similar Lipper investment objective categories and comparable investment mandates, regardless of whether their management fee structures are comparable. The Board also considered that the projected total expense ratio of the fund is below the median of those funds and classes used by the Board for management fee comparisons that have a similar sales load structure.

Based on its review, the Board concluded that the fund's management fee and projected total expense ratio were reasonable in light of the services that the fund and its shareholders will receive and the other factors considered.

Costs of the Services and Profitability.  The fund is a new fund and therefore no revenue, cost, or profitability data was available for the Board to review in respect of the fund at the time it approved the Advisory Contracts. In connection with its future renewal of the fund's Advisory Contracts, the Board will consider the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and servicing the fund's shareholders.

Economies of Scale.  The Board will consider economies of scale when there is operating experience to permit assessment thereof. It noted that, notwithstanding the entrepreneurial risk associated with a new fund, the management fee was at a level normally associated, by comparison with competitors, with very high fund net assets, and Fidelity asserted to the Board that the level of the fee anticipated economies of scale at lower asset levels even before, if ever, economies of scale are achieved. The Board also noted that the fund and its shareholders would have access to the very considerable number and variety of services available through Fidelity and its affiliates.

PUR-K6-ANN-1019
1.9893909.100

Item 2.

Code of Ethics

As of the end of the period, August 31, 2019, Fidelity Puritan Trust (the trust) has adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to its President and Treasurer and its Chief Financial Officer.  A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

Item 3.

Audit Committee Financial Expert

The Board of Trustees of the trust has determined that Joseph Mauriello is an audit committee financial expert, as defined in Item 3 of Form N-CSR.   Mr. Mauriello is independent for purposes of Item 3 of Form N-CSR.

Item 4.

Principal Accountant Fees and Services

Fees and Services

The following table presents fees billed by PricewaterhouseCoopers LLP (“PwC”) in each of the last two fiscal years for services rendered to Fidelity Balanced Fund, Fidelity Balanced K6 Fund, Fidelity Puritan Fund and Fidelity Puritan K6 Fund (the “Funds”):

Services Billed by PwC

August 31, 2019 FeesA,B

	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
Fidelity Balanced Fund	$92,000	$7,500	$6,500	$3,500
Fidelity Balanced K6 Fund	$45,000	$800	$4,100	$400
Fidelity Puritan Fund	$144,000	$13,500	$127,300	$6,300
Fidelity Puritan K6 Fund	$49,000	$900	$5,200	$400

August 31, 2018 FeesA,B

	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
Fidelity Balanced Fund	$95,000	$10,300	$8,100	$5,000
Fidelity Balanced K6 Fund	$-	$-	$-	$-
Fidelity Puritan Fund	$234,000	$18,900	$241,000	$9,300
Fidelity Puritan K6 Fund	$-	$-	$-	$-

A Amounts may reflect rounding.

B Fidelity Balanced K6 Fund commenced operations on June 14, 2019 and Fidelity Puritan K6 Fund commenced operations on June 14, 2019.

The following table presents fees billed by PwC that were required to be approved by the Audit Committee for services that relate directly to the operations and financial reporting of the Funds and that are rendered on behalf of Fidelity Management & Research Company (“FMR”) and entities controlling, controlled by, or under common control with FMR (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) that provide ongoing services to the Funds (“Fund Service Providers”):

Services Billed by PwC

	August 31, 2019A,B	August 31, 2018A,B
Audit-Related Fees	$7,775,000	$7,745,000
Tax Fees	$10,000	$20,000
All Other Fees	$-	$-

A Amounts may reflect rounding.

B May include amounts billed prior to the Fidelity Balanced K6 Fund and Fidelity Puritan K6 Funds’ commencement of operations.

“Audit-Related Fees” represent fees billed for assurance and related services that are reasonably related to the performance of the fund audit or the review of the fund's financial statements and that are not reported under Audit Fees.

“Tax Fees” represent fees billed for tax compliance, tax advice or tax planning that relate directly to the operations and financial reporting of the fund.

“All Other Fees” represent fees billed for services provided to the fund or Fund Service Provider, a significant portion of which are assurance related, that relate directly to the operations and financial reporting of the fund, excluding those services that are reported under Audit Fees, Audit-Related Fees or Tax Fees.

Assurance services must be performed by an independent public accountant.

* * *

The aggregate non-audit fees billed by PwC for services rendered to the Funds, FMR (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any Fund Service Provider for each of the last two fiscal years of the Funds are as follows:

Billed By	August 31, 2019A,B	August 31, 2018A,B
PwC	$12,630,000	$11,195,000

A Amounts may reflect rounding.

B May include amounts billed prior to the Fidelity Balanced K6 Fund and Fidelity Puritan K6 Funds’ commencement of operations.

The trust's Audit Committee has considered non-audit services that were not pre-approved that were provided by PwC to Fund Service Providers to be compatible with maintaining the independence of PwC in its audit of the Funds, taking into account representations from PwC, in accordance with Public Company Accounting Oversight Board rules, regarding its independence from the Funds and their related entities and FMR’s review of the appropriateness and permissibility under applicable law of such non-audit services prior to their provision to the Fund Service Providers.

Audit Committee Pre-Approval Policies and Procedures

The trust’s Audit Committee must pre-approve all audit and non-audit services provided by a fund’s independent registered public accounting firm relating to the operations or financial reporting of the fund. Prior to the commencement of any audit or non-audit services to a fund, the Audit Committee reviews the services to determine whether they are appropriate and permissible under applicable law.

The Audit Committee has adopted policies and procedures to, among other purposes, provide a framework for the Committee’s consideration of non-audit services by the audit firms that audit the Fidelity funds. The policies and procedures require that any non-audit service provided by a fund audit firm to a Fidelity fund and any non-audit service provided by a fund auditor to a Fund Service Provider that relates directly to the operations and financial reporting of a Fidelity fund (“Covered Service”) are subject to approval by the Audit Committee before such service is provided.

All Covered Services must be approved in advance of provision of the service either: (i) by formal resolution of the Audit Committee, or (ii) by oral or written approval of the service by the Chair of the Audit Committee (or if the Chair is unavailable, such other member of the Audit Committee as may be designated by the Chair to act in the Chair’s absence). The approval contemplated by (ii) above is permitted where the Treasurer determines that action on such an engagement is necessary before the next meeting of the Audit Committee.

Non-audit services provided by a fund audit firm to a Fund Service Provider that do not relate directly to the operations and financial reporting of a Fidelity fund are reported to the Audit Committee periodically.

Non-Audit Services Approved Pursuant to Rule 2-01(c)(7)(i)(C) and (ii) of Regulation S-X (“De Minimis Exception”)

There were no non-audit services approved or required to be approved by the Audit Committee pursuant to the De Minimis Exception during the Funds’ last two fiscal years relating to services provided to (i) the Funds or (ii) any Fund Service Provider that relate directly to the operations and financial reporting of the Funds.

Item 5.

Audit Committee of Listed Registrants

Not applicable.

Item 6.

Investments

(a)

Not applicable.

(b)

Not applicable

Item 7.

Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable.

Item 8.

Portfolio Managers of Closed-End Management Investment Companies

Not applicable.

Item 9.

Purchase of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable.

Item 10.

Submission of Matters to a Vote of Security Holders

There were no material changes to the procedures by which shareholders may recommend nominees to the trust’s Board of Trustees.

Item 11.

Controls and Procedures

(a)(i)  The President and Treasurer and the Chief Financial Officer have concluded that the trust’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act) provide reasonable assurances that material information relating to the trust is made known to them by the appropriate persons, based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

(a)(ii)  There was no change in the trust’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the trust’s internal control over financial reporting.

Item 12.

Disclosure of Securities Lending Activities for Closed-End Management

Investment Companies

Not applicable.

Item 13.

Exhibits

(a)	(1)	Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as EX-99.CODE ETH.
(a)	(2)	Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.
(a)	(3)	Not applicable.
(b)		Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Fidelity Puritan Trust

By:	/s/Stacie M. Smith
Stacie M. Smith
President and Treasurer

Date:	October 25, 2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/Stacie M. Smith
Stacie M. Smith
President and Treasurer

Date:	October 25, 2019

By:	/s/John J. Burke III
John J. Burke III
Chief Financial Officer

Date:	October 25, 2019